Acadia Realty Trust [NYSE]
                    ------
                     AKR
--------------------------


            QUARTERLY SUPPLEMENTAL DISCLOSURE
                September 30, 2005

                 Table of Contents
                                                     Page                                                       Page

               Section I - Overview                                 Section III - Joint Venture Information


Important Notes                                       2          Overview - Fund I                               26

Company Information                                   3          Overview - Fund II                              27

Portfolio Snapshot                                    4          Overview - RCP Venture                          28

Organizational Chart                                  5          Fund I Properties - Detail                      29

Executive Management Team                             6          Top 10 Fund I Tenants                           30

        Section II - Financial Information                       Fund I - Current Valuation                      31

Market Capitalization                                 7          Kroger/Safeway Locations                        33

Shareholder Information                               8          Fund II Properties - Detail                     34

Operating Statements - Consolidated                   9            Section IV - Parent Portfolio Information

Operating Statements - Joint Venture Activity         11         Properties  - Overview                          35

Operating Statements - Activity by Source             13         Properties by Region - Summary                  38

Operating Statements - Current v. Historical          15         Properties by State - Summary                   39

Net Operating Income - Same Property Performance      16         Properties - Detail                             40

Funds from Operations ("FFO"), Adjusted FFO ("AFFO")             Leasing Production                              43
  and Funds Available for Distribution ("FAD")        17
                                                                 Top 10 Tenants - Consolidated                   44
Capital Expenditures                                  18
                                                                 Anchor Tenant Detail                            45
Balance Sheets                                        19
                                                                 Anchor Lease Expirations - Next 3 Years         51
Selected Operating Ratios                             20
                                                                 Lease Expirations                               52
Debt Analysis - Summary                               21
                                                                 Property Demographics                           60
Debt Analysis - Detail                                22
                                                                 Residential Properties                          61
Debt Maturity Schedule                                24

Unencumbered Properties                               25

       Visit acadiarealty.com for current news as well as additional property details and financial information


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QUARTERLY SUPPLEMENTAL DISCLOSURE
           September 30, 2005

        Important Notes
        ---------------

               SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained in this supplemental disclosure may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934 and as such may involve known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements, which are based on certain assumptions and describe the Company's future plans, strategies and expectations are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative thereof or other variations thereon or comparable terminology. Factors which could have a material adverse effect on the operations and future prospects of the Company include, but are not limited to those set forth under the heading "Risk Factors" in the Company's Annual Report on Form 10-K. These risks and uncertainties should be considered in evaluating any forward-looking statements contained or incorporated by reference herein.

USE OF FUNDS FROM OPERATIONS AS NON-GAAP FINANCIAL MEASURE

The Company considers funds from operations ("FFO") as defined by the National Association of Real Estate Investment Trusts ("NAREIT") to be an appropriate supplemental disclosure of operating performance for an equity REIT due to its widespread acceptance and use within the REIT and analyst communities. FFO is presented to assist investors in analyzing the performance of the Company. It is helpful as it excludes various items included in net income that are not indicative of the operating performance, such as gains (or losses) from sales of property and depreciation and amortization. However, the Company's method of calculating FFO may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. FFO does not represent cash generated from operations as defined by generally accepted accounting principles ("GAAP") and is not indicative of cash available to fund all cash needs, including distributions. It should not be considered as an alternative to net income for the purpose of evaluating the Company's performance or to cash flows as a measure of liquidity. Consistent with the NAREIT definition, the Company defines FFO as net income (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.

USE OF EBITDA AS NON-GAAP FINANCIAL MEASURE

EBITDA is a widely used financial measure in many industries, including the REIT industry, and is presented to assist investors and analysts in analyzing the performance of the Company. It is helpful as it excludes various items included in net income that are not indicative of operating performance, such as gains (or losses) from sales of property and depreciation and amortization and is used in computing various financial ratios as a measure of operational performance. The Company computes EBITDA as the sum of net income before extraordinary items plus interest expense, depreciation, income taxes and amortization, less any gains (losses including impairment charges) on the sale of income producing properties. The Company's method of calculating EBITDA may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. EBITDA does not represent cash generated from operations as defined by GAAP and is not indicative of cash available to fund all cash needs, including distributions. It should not be considered as an alternative to net income for the purpose of evaluating the Company's performance or to cash flows as a measure of liquidity.

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QUARTERLY SUPPLEMENTAL DISCLOSURE
           September 30, 2005


                Company Information
                -------------------

     Acadia Realty Trust, headquartered in White Plains, NY, is a fully integrated and self-managed real estate investment trust which specializes in the acquisition, redevelopment and operation of shopping centers which are anchored by grocery and value-oriented retail. Acadia currently owns (or has interests in) and operates 71 properties totaling approximately 10 million square feet, located in the Northeast, Mid-Atlantic and Midwest United States.

     All of Acadia's assets are held by, and all its operations are conducted through, Acadia Realty Limited Partnership (and its majority-owned subsidiaries) which is currently 98% controlled by Acadia.






Corporate Headquarters       1311 Mamaroneck Avenue              Investor Relations    Jon Grisham
                             Suite 260                                                 Vice President
                             White Plains, NY 10605                                    (914) 288-8142
                                                                                       jgrisham@acadiarealty.com

New York Stock Exchange      Symbol AKR                          Web Site              www.acadiarealty.com


Analyst Coverage             Banc of America Securities                     Citigroup - Smith Barney
                             Ross Nussbaum - (212) 847-5668                 Jonathan Litt - (212) 816-0231
                             ross.nussbaum@bofasecurities.com               jonathan.litt@citigroup.com
                                                                            Michael Bilerman - (212) 816-1383
                             RBC Capital Markets                            michael.bilerman@citigroup.com
                             Jay Leupp - (415) 633-8588                     David Carlisle - (212) 816-1382
                             jay.leupp@rbccm.com                            david.s.carlisle@citigroup.com
                             David Ronco - (415) 633-8566
                             david.ronco@rbccm.com                          Ryan Beck & Co.
                                                                            Sheila McGrath - (973) 549-4084
                             Harris Nesbitt                                 sheila.mcgrath@ryanbeck.com
                             Paul Adornato, CFA - (212) 885-4170
                             paul.adornato@harrisnesbitt.com                J.P. Morgan Securities, Inc.
                                                                            Michael W. Mueller, CFA (212) 622-6689
                                                                            michael.w.mueller@jpmorgan.com
                                                                            Josh Bederman (212) 622-6530
                                                                            josh.h.bederman@jpmorgan.com


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QUARTERLY SUPPLEMENTAL DISCLOSURE
           September 30, 2005

        Portfolio Snapshot
        ------------------



                     [MAP OF UNITED STATES GRAPHIC OMITTED]

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QUARTERLY SUPPLEMENTAL DISCLOSURE
           September 30, 2005


        Organizational Chart
        --------------------

                                            Kenneth Bernstein
                                 President and Chief Executive Officer

-----------------------------------------------------------------------------------------------------------------------------------
Acquisitions     Leasing           Operations                        Construction            Legal           Finance and
                                   Property                               and                                 Accounting
                                   Management                         Development
-----------------------------------------------------------------------------------------------------------------------------------
 Joel Braun
Sr. V.P., CIO  Joseph Povinelli    Robert Scholem   Joseph           Joseph Hogan          Robert Masters     Michael Nelsen
               Sr. V.P., Dir.of    Sr. VP, Director Napolitano       Sr. VP, Dir of        Sr. VP, General    Sr. VP, Chief
               Leasing             Property         Sr. VP,          Construction          Counsel            Financial Officer
                                   Management       Director of
                                                    Operations

-----------------------------------------------------------------------------------------------------------------------------------
               Frank Shea                      Todd        Larry      Jeff Hogan           Carol Smrek      Jon        Richard
               VP, Leasing                     Rollins     Schachter  Construction         VP, Counsel      Grisham    Hartmann
                                                 VP,       Director   Superintendant                        VP, Chief  VP,
                                               Management  of MIS                                           Accounting Controller
                                                                                                            Officer    Dir. Lease
                                                                                                                       Admin.
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                           Karen Yamrus
                                                                                           Asst. VP, Sr.
                                                                                           Paralegal
-----------------------------------------------------------------------------------------------------------------------------------


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QUARTERLY SUPPLEMENTAL DISCLOSURE
           September 30, 2005



        Executive Management Team
        -------------------------

Kenneth F. Bernstein     Chief Executive Officer and     Mr. Bernstein is responsible for strategic planning as well
                               President                 as overseeing all day to day activities of the Company
                                                         including operations, acquisitions and capital markets. Mr.
                                                         Bernstein served as the Chief Operating Officer of RD
                                                         Capital, Inc. from 1990 until the merger of RD Capital with
                                                         Mark Centers Trust in August of 1998, forming Acadia Realty
                                                         Trust. In such capacity, he was responsible for overseeing the day-to-day operations of RD Capital and its management companies, Acadia Management Company LLC and Sound View
                                                         Management LLC. Prior to joining RD Capital, Mr. Bernstein was an associate with the New York law firm of Battle
                                                         Fowler, LLP, from 1986 to 1990. Mr. Bernstein received his
                                                         Bachelor of Arts Degree from the University of Vermont and his Juris Doctorate from Boston University School of Law.

Joel Braun                  Senior Vice President,       Mr. Braun is responsible for the sourcing and financial
                           Chief Investment Officer      analysis of acquisition properties for Acadia. Previously,
                                                         Mr. Braun was Director of Acquisitions and Finance for
                                                         Rosenshein Associates, a regional shopping center developer based in New Rochelle, New York. During this time, Mr. Braun was instrumental in the initiation and formation of Kranzco
                                                         Realty Trust, a publicly traded REIT. Mr. Braun holds a
                                                         Bachelor's in Business Administration from Boston University and a Master's Degree in Planning from John Hopkins
                                                         University.


Joseph Hogan                Senior Vice President,       Most recently, Mr. Hogan served as Vice President with Kimco
                           Director of Construction      Realty Corporation (NYSE:KIM), where he was responsible for business development and management of all retail and
                                                         commercial construction projects for Kimco, in addition to outside customers and development companies. Prior to
                                                         joining Kimco, he was with Konover Construction Company, a subsidiary of Konover & Associates located in West Hartford,
                                                         Connecticut, where he was responsible for construction
                                                         projects throughout the eastern half of the United States.


Robert Masters, Esq.        Senior Vice President,       Prior to joining Acadia in December 1994, Mr. Masters was
                              General Counsel,           General Counsel for API Asset Management for over five
                             Corporate Secretary         years, Senior Vice President Deputy General Counsel for
                                                         European American Bank from 1985 to 1990, and Vice President and Counsel for National Westminster Bank from 1977 to 1985.
                                                         Mr. Masters received his Bachelor of Arts from the City
                                                         University of New York and a J.D. from New York University
                                                         Law School. Mr. Masters is also a member of the New York
                                                         Bar.


Joseph M. Napolitano,       Senior Vice President,       Mr. Napolitano is responsible for overseeing the company's
CPM                         Director of Operations       internal operations. Previously, he held the position of
                                                         Senior Vice President, Director of Property Management.
                                                         Prior to joining Acadia in 1995, Mr. Napolitano was employed by Rosen Associates Management Corp. as a Senior Property
                                                         Manager overseeing a national portfolio of community
                                                         shopping centers, and Roebling Management Co. as a Property
                                                         Manager responsible for neighborhood and community shopping centers nationally. Mr. Napolitano holds a Bachelor's in
                                                         Business Administration from Adelphi University, Garden
                                                         City, NY; and is a Certified Property Manager by the
                                                         Institute of Property Management (IREM). Mr. Napolitano is
                                                         also a member of the New York State Association of Realtors
                                                         (NYSAR) International Council of Shopping Center (ICSC),
                                                         Commercial Investment Real Estate Institute (CIREI), and the
                                                         Building Owners and Managers Institute (BOMI).


Michael Nelsen              Senior Vice President,       Mr. Nelsen oversees all the financial activities and asset
                           Chief Financial Officer       management functions. Mr. Nelsen was most recently President of G. Soros Realty, Inc. and Director of Real Estate for
                                                         Soros Private Funds Management LLC. His responsibilities
                                                         included asset/portfolio management of real estate
                                                         operations, financial reporting, financings, asset
                                                         acquisitions and dispositions. Previously, he was a partner in the public accounting firm of David Berdon & Co. Mr.
                                                         Nelsen has been a Certified Public Accountant since 1971.


Joseph Povinelli            Senior Vice President,       Mr. Povinelli joined Acadia in 1999 with 19 years of retail
                             Director of Leasing         leasing experience. Since 1987 Mr. Povinelli had served as regional real estate representative for Vornado Realty
                                                         Trust, a New Jersey based Real estate investment trust, and was responsible for the day to day leasing activity of
                                                         approximately 3 million square feet of the strip shopping
                                                         center portfolio. Prior to this he served as leasing
                                                         representative for Net Properties Management, Great Neck,
                                                         New York, responsible for leasing of the strip shopping
                                                         center and office building portfolio of the mid-atlantic and southeast regions of the company. Mr. Povinelli received a
                                                         Bachelor of Science degree in Finance and Economics from
                                                         C.W. Post College of Long Island Universty.

                                     Page 6

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QUARTERLY SUPPLEMENTAL DISCLOSURE
           September 30, 2005



        Total Market Capitalization
        ---------------------------
(including pro-rata share of joint venture debt)

                                                                              Percent of
                                           Percent of                         Total Market
        (amounts in thousands)            Total Equity                       Capitalization
                                          ------------                       --------------
Equity Capitalization
---------------------
Total Common Shares Outstanding               97.2%              31,541
Common Operating Partnership ("OP") Units      2.0%                 653
                                                              ---------
Combined Common Shares and OP Units                              32,194

Market Price at September 30, 2005                            $   17.99
                                                              ---------
Equity Capitalization -
  Common Shares and OP Units                                  $ 579,170

Preferred OP Units - at cost (1)               0.8%               4,884
                                             -----            ---------

     Total Equity Capitalization             100.0%             584,054               67.8%
                                             =====            =========         ===========
Debt Capitalization
-------------------
Consolidated debt                                               206,798
Adjustment to reflect pro-rata
  share of unconsolidated JV debt                                71,217
                                                              ---------

      Total Debt Capitalization                                 278,015               32.2%
                                                              ---------         ===========
     Total Market Capitalization                              $ 862,069              100.0%
                                                              =========         ===========

           Weighted Average Outstanding Common Shares and O.P. Units
           ---------------------------------------------------------
                                             Common
                                             Shares         O.P. Units        Total
=====================================================================================
Basic
Quarter ended September 30, 2005                32,008,982      648,652   32,657,634
Year-to-date September 30, 2005                 31,925,456      602,286   32,527,742


Fully Diluted
Quarter ended September 30, 2005                32,706,201      648,652   33,354,853
Year-to-date September 30, 2005 (3)             32,187,414      602,286   32,789,700
=====================================================================================

Basic
Quarter ended September 31, 2004                29,459,175      425,713   29,884,888
Year-to-date September 30, 2004                 28,896,204      667,428   29,563,632


Fully Diluted
Quarter ended September 31, 2004 (3)            29,953,528      425,713   30,379,241
Year-to-date September 30, 2004 (3)             29,505,592      667,428   30,173,020


(1) In connection with the acquisition of the Pacesetter Park Shopping Center in 1999, the Company issued 2,212 Preferred OP Units, of which 1,328 have been converted to Common OP Units to date. The remaining Preferred OP Units are reflected above at their stated cost of $1,000 per unit. Also includes $4,000 of Preferred OP Units issued to Klaff L.P. related to the acquisition of management contracts in 2004.

(2) Fixed-rate debt includes notional principal fixed through interest rate swap transactions and conversely, variable-rate debt excludes this amount.


(3) For purposes of earnings per share calculations, the assumed conversion of Preferred OP Units is anti-dilutive and not reflected above, with the exception of the quarter ended September 30, 2005. However, for the purposes of calculating FFO on a fully diluted basis, these stock equivalents are dilutive and amount to 491,746 for the nine months ended September 30, 2005, and 522,679 and 491,933 for the quarter and nine months ended September 30, 2004, respectively.



TOTAL MARKET CAPITALIZATION

[PIE CHART OMITTED]
COMMON SHARES           66%
COMMON O.P. UNITS        1%
PREFERRED O.P. UNITS     1%
FIXED RATE DEBT(2)      26%
VARIABLE-RATE DEBT       6%

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QUARTERLY SUPPLEMENTAL DISCLOSURE
           September 30, 2005


        Shareholder Information
        -----------------------
        (amounts in thousands)


    10 Largest Institutional/Non-Retail Shareholders (1)


                                                              Percent of Out-
                                                     Common    standing Common
Shareholder                                        Shares Held   Shares
-----------------------------------------          ----------- ---------------
Wellington Management                                   3,871    12.3%
Yale University                                         2,991     9.5%
Morgan Stanley                                          2,032     6.4%
Third Avenue Management                                 1,982     6.3%
Cliffwood Partners                                      1,550     4.9%
Stanford University                                     1,411     4.5%
Vanguard Group                                          1,327     4.2%
Barclay's Global Investors                              1,172     3.7%
Clarion CRA Securities                                  1,155     3.7%
Kensington Investment Group                               853     2.7%
                                                       ------    -----
Total of 10 Largest Institutional Shareholders         18,344    58.2%
                                                       ======    =====
Total of all Institutional Shareholders                28,541    90.5%
                                                       ======    =====
                    Operating Partnership
                      Unit Information

                                                    Percent
                                                   of Total O.P. Units
                                                   -------------------
Managment O.P. Unit Holders                   338       51.8%
Other O.P. Unit Holders                       315       48.2%
                                              ---       -----
Total O.P. Units                              653       100.0%
                                              ===       =====

         Management and Trustee Ownership

Common Shares (not including options)          955
O.P. Units (see above)                         338
                                             -----
                                             1,293
                                             =====


(1) Based on most recent Schedule 13F filing





[PIE CHART OMITTED]

TOTAL SHARE/O.P. UNIT OWNERSHIP (COMBINED)
INSTITUTIONAL SHAREHOLDERS                         95%
RETAILER SHAREHOLDERS                             < 1%
MANAGEMENT-OWNED SHARES AND O.P. UNITS              4%
OTHER O.P. UNITHOLDERS                            < 1%

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QUARTERLY SUPPLEMENTAL DISCLOSURE
           September 30, 2005



              Statements of Operations - Joint Venture Activity (1)
                        Current Quarter and Year-to-Date
                                 (in thousands)

                                          --------------------------------------------- --------------------------------------------
                                                          Year-to-Date                                    Current Quarter
                                                             Period                                           3 months
                                                      ended September 30,                               ended September 30,
                                                              2005                                               2005
                                          ------------------------------------------- ---------------------------------------------
                                                                   Discontinued                               Discontinued
                                          Wholly Owned  JV's(2)    operations   Total  Wholly Owned   JV's(2) Operations    Total
                                          ------------ ---------  ------------ ------  -------------  ------- ------------ ------
PROPERTY REVENUES
Minimum rents                              $ 38,974    $ 7,265   $    365    $ 46,604   $ 13,352    $  2,395   $    7    $ 15,754
Percentage rents                                440        205       --           645        144         185     --           329
Expense reimbursements                       10,139      1,566        223      11,928      3,113         509     --         3,622
Other property income                           598         29          6         633        238          13        5         256
                                           --------    -------   --------    --------   --------    --------   ------    --------
                                             50,151      9,065        594      59,810     16,847       3,102       12      19,961
                                           --------    -------   --------    --------   --------    --------   ------    --------
PROPERTY EXPENSES
Property operating                           10,450      1,240        242      11,932      3,231         318       28       3,577
Real estate taxes                             6,804      1,065        138       8,007      2,363         399        4       2,766
                                           --------    -------   --------    --------   --------    --------   ------    --------
                                             17,254      2,305        380      19,939      5,594         717       32       6,343
                                           --------    -------   --------    --------   --------    --------   ------    --------

NET OPERATING INCOME - PROPERTIES            32,897      6,760        214      39,871     11,253       2,385      (20)     13,618


OTHER INCOME (EXPENSE)
General and administrative                   (4,798)      --         --        (4,798)    (1,586)       --       --        (1,586)
Property related home office expenses        (5,466)       (56)      --        (5,522)    (1,903)        (21)    --        (1,924)
Equity in earnings of Fund I
  unconsolidated properties                    --          203       --           203       --           186     --           186
Lease termination income                       --         --         --          --         --          --       --          --
Interest income                               2,458         65       --         2,523      1,040          57     --         1,097
Asset and property management income (3)      7,733       --         --         7,733      2,898        --       --         2,898
Property management expense                    (166)      --         --          (166)       (55)       --       --           (55)
Straight-line rent income                       352       (181)      --           171         53         175     --           228
Straight-line rents written off                 (17)      --         --           (17)      --          --       --          --
FAS 141 Rent                                    (95)        39       --           (56)       (95)         (3)    --           (98)
Abandoned project costs                        --          (86)      --           (86)      --          --       --          --
Hurricane related income (expenses) (4)         479       --         --           479       --          --       --          --
Provision for Income Taxes                      (91)      --         --           (91)       (91)       --       --           (91)
Other income                                    106        207       --           313          1         207     --           208
                                           --------    -------   --------    --------   --------    --------   ------    --------
EBIDTA                                       33,392      6,951        214      40,557     11,515       2,986      (20)     14,481

Depreciation and amortization               (12,301)    (2,198)       (90)    (14,589)    (4,389)       (795)    --        (5,184)
FAS 141 Amortization                            (48)      (116)      --          (164)       (48)        (41)    --           (89)
Interest expense                             (8,113)    (2,591)      --       (10,704)    (3,084)       (947)    --        (4,031)
FAS 141 Interest                               --           87       --            87       --            29     --            29
Impairment of real estate                      --         --         (820)       (820)      --          --        (50)        (50)
Gain on sale of properties (Mervyn's) (2)      --        3,698       --         3,698       --         3,698     --         3,698
Income taxes on gain on sale (Mervyn's) (2)  (1,535)      --         --        (1,535)    (1,535)       --       --        (1,535)
                                           --------    -------   --------    --------   --------    --------   ------    --------
Income before minority interest              11,395      5,831       (696)     16,530      2,459       4,930      (70)      7,319

Minority interest - OP                         (214)      (115)        13        (316)       (52)        (98)       1        (149)
Minority interest                              (163)       (36)      --          (199)        74         (19)    --            55
                                           --------    -------   --------    --------   --------    --------   ------    --------
NET INCOME                                 $ 11,018    $ 5,680   $   (683)   $ 16,015   $  2,481    $  4,813   $  (69)   $  7,225
                                           ========    =======   ========    ========   ========    ========   ======    ========


(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's equity in the earnings of unconsolidated partnerships is reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, this agrees with the equity in earnings of unconsolidated partnerships as reported in the Company's Form 10Q's and 10K for the corresponding periods. The Company currently invests in Funds I & II as detailed elsewhere in this Supplement, as well in the Mervyn's investment .The Company also has a 49% JV interest in the Crossroads Shoping Center (Crossroads").

(2) The Company currently invests in Funds I & II and Mervyn's as detailed elsewhere in this Supplement.The Company also has a 49% JV interest in the Crossroads Shopping Center.


 (3) Detail as follows:                    YTD    3rd Quarter  2nd Quarter 1st Quarter

      Asset management fee Fund I           $ 789       $ 263     $ 263     $ 263
      Asset management fee Fund II          2,426         926       750       750
      Property management and leasing fees
        Fund I                              1,419 I       549       564       306
      Property management/Construction/legal
        Fund II                               572         273       299         -
      Klaff related fees                    2,443         887       981       575
      Other fees                               84           -         -        84
                                          -------     -------   -------   -------
                                          $ 7,733     $ 2,898   $ 2,857   $ 1,978
                                          =======     =======   =======   =======

(4) First quarter 2005 activity represents reversal of 2004 accrual for flood related damage at the Mark Plaza following settlement with the insurance carrier during (2005.)

Acadia Realty Trust [NYSE]
                    ------
                     AKR
--------------------------
QUARTERLY SUPPLEMENTAL DISCLOSURE
           September 30, 2005


              Statements of Operations - Joint Venture Activity (1)
                        Current Quarter and Year-to-Date
                                 (in thousands)

                                          --------------------------------------------- -----------------------------------------
                                                          Year-to-Date                                    Current Quarter
                                                             Period                                           3 months
                                                      ended September 30,                               ended September 30,
                                                              2005                                               2005
                                          ------------------------------------------- -------------------------------------------
                                                                 Discontinued                                Discontinued
                                          Wholly Owned  JV's(2)  operations   Total   Wholly Owned   JV's(2) Operations    Total
                                          ------------  -------  ------------ -----   ------------   ------- ------------  ------
PROPERTY REVENUES
Minimum rents                               $ 13,032  $  2,526  $    147    $ 15,705    $ 12,590  $  2,344  $    211    $ 15,145
Percentage rents                                 112        10      --           122         184        10      --           194
Expense reimbursements                         3,112       523        87       3,722       3,914       534       136       4,584
                                            --------  --------  --------    --------    --------  --------  --------    --------
Other property income                            136        11         1         148         224         5      --           229
                                            --------  --------  --------    --------    --------  --------  --------    --------
                                              16,392     3,070       235      19,697      16,912     2,893       347      20,152

PROPERTY EXPENSES
Property operating                             3,045       464        64       3,573       4,174       458       150       4,782
Real estate taxes                              2,093       343        68       2,504       2,348       323        66       2,737
                                            --------  --------  --------    --------    --------  --------  --------    --------
                                               5,138       807       132       6,077       6,522       781       216       7,519
                                            --------  --------  --------    --------    --------  --------  --------    --------
NET OPERATING INCOME - PROPERTIES             11,254     2,263       103      13,620      10,390     2,112       131      12,633


OTHER INCOME (EXPENSE)
General and administrative                    (1,507)     --        --        (1,507)     (1,705)     --        --        (1,705)
Property related home office expenses         (2,190)      (27)     --        (2,217)     (1,373)       (8)     --        (1,381)
Equity in earnings of Fund I unconsolidated     --          (2)     --            (2)       --          19      --            19
  properties
Lease termination income                        --        --        --          --          --        --        --          --
Interest income                                  941         7      --           948         477         1      --           478
Asset and property management income (3)       2,857      --        --         2,857       1,978      --        --         1,978
Property management expense                      (55)     --        --           (55)        (56)     --        --           (56)
Straight-line rent income                        157      (250)     --           (93)        142      (106)     --            36
Straight-line rents written off                 --        --        --          --           (17)     --        --           (17)
FAS 141 Rent                                    --          25      --            25        --          17      --            17
Abandoned project costs                         --         (86)     --           (86)       --        --        --          --
Hurricane related income (expenses) (4)         --        --        --          --           479      --        --           479
Provision for Income Taxes                      --        --        --          --          --        --        --          --
Other income                                       1      --        --             1         104      --        --           104
                                            --------  --------  --------    --------    --------  --------  --------    --------
EBIDTA                                        11,458     1,930       103      13,491      10,419     2,035       131      12,585

Depreciation and amortization                 (3,933)     (710)      (45)     (4,688)     (3,979)     (693)      (45)     (4,717)
FAS 141 Amortization                            --         (27)     --           (27)       --         (48)     --           (48)
Interest expense                              (2,670)     (823)     --        (3,493)     (2,359)     (821)     --        (3,180)
FAS 141 Interest                                --          29      --            29        --          29      --            29
Impairment of real estate                       --        --        (770)       (770)       --        --        --          --
Gain on sale of properties (Mervyn's) (2)       --        --        --          --          --        --        --          --
Income taxes on gain on sale (Mervyn's) (2)     --        --        --          --          --        --        --          --
                                            --------  --------  --------    --------    --------  --------  --------    --------
Income before minority interest                4,855       399      (712)      4,542       4,081       502        86       4,669

Minority interest - OP                           (97)       (8)       13         (92)        (65)       (9)       (1)        (75)
Minority interest                                (93)      (12)     --          (105)       (144)       (5)     --          (149)
                                            --------  --------  --------    --------    --------  --------  --------    --------
NET INCOME                                  $  4,665  $    379  $   (699)   $  4,345    $  3,872  $    488  $     85    $  4,445
                                            ========  ========  =========   ========    ========  ========  ========    ========

Acadia Realty Trust [NYSE]
                    ------
                     AKR
--------------------------
QUARTERLY SUPPLEMENTAL DISCLOSURE
           September 30, 2005


              Statements of Operations - Joint Venture Activity (1)
                        Current Quarter and Year-to-Date
                                 (in thousands)


                                          -----------------------------------------------------------------------------------
                                                                          Year-to-date
                                                                             Period
                                                                        ended September 30,
                                                                               2005
                                          -----------------------------------------------------------------------------------
                                            AKR      Pro-rata        AKR       Pro-rata               Pro-rata     Pro-rata
                                           Fund I    share         Fund II      share    Crossroads    share        Total
                                          --------     -------    --------    --------    --------    --------    --------
PROPERTY REVENUES
Minimum rents                             $ 19,676    $  4,373    $  3,394    $    679    $  4,518    $  2,213    $  7,265
Percentage rents                               416          93         527         105          14           7         205
Expense reimbursements                       2,275         506         646         130       1,897         930       1,566
Other property income                           47          11           1           1          35          17          29
                                          --------     -------    --------    --------    --------    --------    --------
                                            22,414       4,983       4,568         915       6,464       3,167       9,065
                                          --------     -------    --------    --------    --------    --------    --------
PROPERTY EXPENSES
Property operating                           2,424         539       1,753         350         715         351       1,240
Real estate taxes                            1,054         234       1,225         245       1,198         586       1,065
                                          --------     -------    --------    --------    --------    --------    --------
                                             3,478         773       2,978         595       1,913         937       2,305
                                          --------     -------    --------    --------    --------    --------    --------
NET OPERATING INCOME - PROPERTIES           18,936       4,210       1,590         320       4,551       2,230       6,760


OTHER INCOME (EXPENSE)
General and administrative                    --          --          --          --          --          --          --
Property related home office expenses         (206)        (46)        (46)        (10)       --          --           (56)
Equity in earnings of Fund I
  unconsolidated properties(2)                 485         108         475          95        --          --           203
Lease termination income                      --          --          --          --          --          --          --
Interest income                                277          62          20           3        --          --            65
Asset and property management income          --          --          --          --          --          --          --
Asset and property management expense (3)   (1,687)       --        (3,198)       --          --          --          --
Straight-line rent income                     (983)       (219)         16           3          69          35        (181)
Straight-line rents written off               --          --          --          --          --          --          --
FAS 141 Rent                                   289          64        (126)        (25)       --          --            39
Abandoned project costs                       --          --          (430)        (86)       --          --           (86)
Hurricane related expenses                    --          --          --          --          --          --          --
Provision for income taxes                    --          --          --          --          --          --          --
Other income                                   932         207        --          --          --          --           207
                                          --------     -------    --------    --------    --------    --------    --------
EBIDTA                                      18,043       4,386      (1,699)        300       4,620       2,265       6,951

Depreciation and amortization (4)           (6,711)     (1,492)       (816)       (163)       (509)       (543)     (2,198)
FAS 141 Amortization                          (116)        (26)       (449)        (90)       --          --          (116)
Interest expense (4)                        (5,320)     (1,100)     (1,128)       (209)     (2,764)     (1,282)     (2,591)
FAS 141 Interest                               396          87        --          --          --          --            87
Impairment of real estate                     --          --          --          --          --          --          --
Gain on sale of properties
  (Mervyn's) (2)                             8,758       1,946       8,758       1,752        --          --         3,698
Income taxes on gain on sale
   (Mervyn's) (2)                             --          --          --          --          --          --          --
                                          --------     -------    --------    --------    --------    --------    --------
Income before minority interest             15,050       3,801       4,666       1,590       1,347         440       5,831

Minority interest - OP                        --           (74)       --           (32)       --            (9)       (115)
Minority interest                             (215)        (48)         55          12        --          --           (36)
                                          --------     -------    --------    --------    --------    --------    --------
NET INCOME                                $ 14,835     $ 3,679    $  4,721    $  1,570    $  1,347    $    431    $  5,680
                                          ========     =======    ========    ========    ========    ========    ========


(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's equity in the earnings of unconsolidated partnerships is reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, this agrees with the equity in earnings of unconsolidated partnerships as reported in the Company's Form 10Q's and 10K for the corresponding periods. The Company currently invests in Funds I & II as detailed elsewhere in this Supplement, as well in the Mervyn's investment .The Company also has a 49% JV interest in the Crossroads Shoping Center (Crossroads").

(2) Although the investment in Mervyn's is not through Funds I and II, the activity from this investement ahas been included in this line item for presentation purposes only. This line item includes $18,466 of income and gain at the Mervyn's investment level for the third quarter. Fund I currently invests in 3 properties in which it has 50% interest in and for which it uses the equity method of accounting.

(3) Funds I and II pay asset management and property management fees to Acadia Realty L.P. As such, the Company does not recognize a pro-rata share of these expenses in its consolidated financial statements.

(4) In addition to its pro-rata share of depreciation, the Company recognizes depreciation on its increased basis in Crossroads.



                                          -----------------------------------------------------------------------------------
                                                                         Current Quarter
                                                                             3 Months
                                                                        ended September 30,
                                                                               2005
                                          -----------------------------------------------------------------------------------
                                            AKR      Pro-rata        AKR       Pro-rata               Pro-rata     Pro-rata
                                           Fund I    share         Fund II      share    Crossroads    share        Total
                                          ---------  ----------   ---------    --------- ----------  ----------   -----------
PROPERTY REVENUES
Minimum rents                              $  5,714    $  1,270    $  1,957    $    391    $  1,501    $    734    $  2,395
Percentage rents                                328          73         527         105          14           7         185
Expense reimbursements                          606         135         343          69         622         305         509
Other property income                             8           2          (1)       --            22          11          13
                                           --------    --------    --------    --------    --------    --------    --------
                                              6,656       1,480       2,826         565       2,159       1,057       3,102
                                           --------    --------    --------    --------    --------    --------    --------
PROPERTY EXPENSES
Property operating                              510         113         582         116         181          89         318
Real estate taxes                               354          79         592         118         413         202         399
                                           --------    --------    --------    --------    --------    --------    --------
                                                864         192       1,174         234         594         291         717
                                           --------    --------    --------    --------    --------    --------    --------
NET OPERATING INCOME - PROPERTIES             5,792       1,288       1,652         331       1,565         766       2,385


OTHER INCOME (EXPENSE)
General and administrative                     --          --          --          --          --          --          --
Property related home office expenses           (71)        (16)        (23)         (5)       --          --           (21)
Equity in earnings of Fund I
  unconsolidated properties(2)                  408          91         475          95        --          --           186
Lease termination income                       --          --          --          --          --          --          --
Interest income                                 248          55          12           2        --          --            57
Asset and property management income           --          --          --          --          --          --          --
Asset and property management expense (3)      (585)       --        (1,262)       --          --          --          --
Straight-line rent income                       801         178           5           1          (9)         (4)        175
Straight-line rents written off                --          --          --          --          --          --          --
FAS 141 Rent                                    117          26        (147)        (29)       --          --            (3)
Abandoned project costs                        --          --          --          --          --          --          --
Hurricane related expenses                     --          --          --          --          --          --          --
Provision for income taxes                     --          --          --          --          --          --          --
Other income                                    932         207        --          --          --          --           207
                                           --------    --------    --------    --------    --------    --------    --------
EBIDTA                                        7,642       1,829         712         395       1,556         762       2,986

Depreciation and amortization (4)            (2,260)       (502)       (476)        (95)       (205)       (198)       (795)
FAS 141 Amortization                            (32)         (7)       (169)        (34)       --          --           (41)
Interest expense (4)                         (1,767)       (378)       (687)       (134)       (888)       (435)       (947)
FAS 141 Interest                                132          29        --          --          --          --            29
Impairment of real estate                      --          --          --          --          --          --          --
Gain on sale of properties
  (Mervyn's) (2)                              8,758       1,946       8,758       1,752        --          --         3,698
Income taxes on gain on sale
   (Mervyn's) (2)                              --          --          --          --          --          --          --
                                           --------    --------    --------    --------    --------    --------    --------
Income before minority interest              12,473       2,917       8,138       1,884         463         129       4,930

Minority interest - OP                         --           (58)       --           (37)       --            (3)        (98)
Minority interest                               (73)        (16)        (17)         (3)       --          --           (19)
                                           --------    --------    --------    --------    --------    --------    --------
NET INCOME                                 $ 12,400    $  2,843    $  8,121    $  1,844    $    463    $    126    $  4,813
                                           ========    ========    ========    ========    ========    ========    ========

(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's equity in the earnings of unconsolidated partnerships is reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, this agrees with the equity in earnings of unconsolidated partnerships as reported in the Company's Form 10Q's and 10K for the corresponding periods. The Company currently invests in Funds I & II as detailed elsewhere in this Supplement, as well in the Mervyn's investment .The Company also has a 49% JV interest in the Crossroads Shoping Center (Crossroads").

(2) Although the investment in Mervyn's is not through Funds I and II, the activity from this investement ahas been included in this line item for presentation purposes only. This line item includes $18,466 of income and gain at the Mervyn's investment level for the third quarter. Fund I currently invests in 3 properties in which it has 50% interest in and for which it uses the equity method of accounting.

(3) Funds I and II pay asset management and property management fees to Acadia Realty L.P. As such, the Company does not recognize a pro-rata share of these expenses in its consolidated financial statements.

(4) In addition to its pro-rata share of depreciation, the Company recognizes depreciation on its increased basis in Crossroads.

Acadia Realty Trust [NYSE]
                    ------
                     AKR
--------------------------
QUARTERLY SUPPLEMENTAL DISCLOSURE
           September 30, 2005


              Statements of Operations - Joint Venture Activity (1)
                        Current Quarter and Year-to-Date
                                 (in thousands)


                                                                        Previous Quarters
                                          -----------------------------------------------------------------------------------
                                                                            3 months
                                                                          ended June 30,
                                                                               2005
                                          -----------------------------------------------------------------------------------
                                            AKR      Pro-rata        AKR       Pro-rata               Pro-rata     Pro-rata
                                           Fund I    share         Fund II      share    Crossroads    share        Total
                                          -------   ---------     ---------   ---------- ----------   ----------  -----------
PROPERTY REVENUES
Minimum rents                              $  7,401    $  1,645    $    703    $    141    $  1,510    $    740    $  2,526
Percentage rents                                 44          10        --          --          --          --            10
Expense reimbursements                          784         174         148          30         651         319         523
Other property income                            36           8          (2)       --             7           3          11
                                           --------    --------    --------    --------    --------    --------    --------
                                              8,265       1,837         849         171       2,168       1,062       3,070
                                           --------    --------    --------    --------    --------    --------    --------
PROPERTY EXPENSES
Property operating                              875         195         606         121         302         148         464
Real estate taxes                               365          81         310          62         409         200         343
                                           --------    --------    --------    --------    --------    --------    --------
                                              1,240         276         916         183         711         348         807
                                           --------    --------    --------    --------    --------    --------    --------
NET OPERATING INCOME - PROPERTIES             7,025       1,561         (67)        (12)      1,457         714       2,263

OTHER INCOME (EXPENSE)
General and administrative                     --          --          --          --          --          --          --
Property related home office expenses          (104)        (23)        (18)         (4)       --          --           (27)
Equity in earnings of Fund I
  unconsolidated properties(2)                   (7)         (2)       --          --          --          --            (2)
Lease termination income                       --          --          --          --          --          --          --
Interest income                                  25           6           6           1        --          --             7
Asset and property management income           --          --          --          --          --          --          --
Asset and property management expense (3)      (562)       --          (998)       --          --          --          --
Straight-line rent income                    (1,209)       (269)          5           1          36          18        (250)
Straight-line rents written off                --          --          --          --          --          --          --
FAS 141 Rent                                    107          24           7           1        --          --            25
Abandoned project costs                        --          --          (430)        (86)       --          --           (86)
Hurricane related expenses                     --          --          --          --          --          --          --
Provision for income taxes                     --          --          --          --          --          --          --
Other income                                   --          --          --          --          --          --          --
                                           --------    --------    --------    --------    --------    --------    --------
EBIDTA                                        5,275       1,297      (1,495)        (99)      1,493         732       1,930

Depreciation and amortization (4)            (2,257)       (502)       (177)        (35)       (154)       (173)       (710)
FAS 141 Amortization                            (34)         (8)        (93)        (19)       --          --           (27)
Interest expense (4)                         (1,805)       (349)       (253)        (48)       (836)       (426)       (823)
FAS 141 Interest                                132          29        --          --          --          --            29
Impairment of real estate                      --          --          --          --          --          --          --
Gain on sale of properties
  (Mervyn's) (2)                               --          --          --          --          --          --          --
Income taxes on gain on sale
   (Mervyn's) (2)                              --          --          --          --          --          --          --
                                           --------    --------    --------    --------    --------    --------    --------
Income before minority interest               1,311         467      (2,018)       (201)        503         133         399

Minority interest - OP                         --            (9)       --             4        --            (3)         (8)
Minority interest                               (75)        (17)         24           5        --          --           (12)
                                           --------    --------    --------    --------    --------    --------    --------
NET INCOME                                 $  1,236    $    441    $ (1,994)   $   (192)   $    503    $    130    $    379
                                           ========    ========    ========    ========    ========    ========    ========



                                                                        Previous Quarters
                                          -----------------------------------------------------------------------------------
                                                                            3 months
                                                                        ended March 31,
                                                                               2005
                                          -----------------------------------------------------------------------------------
                                            AKR      Pro-rata        AKR       Pro-rata               Pro-rata     Pro-rata
                                           Fund I    share         Fund II      share    Crossroads    share        Total
                                          ---------  ----------   -----------  --------- ----------   ---------   -----------
PROPERTY REVENUES
Minimum rents                                $  6,561    $  1,458    $    734    $    147    $  1,507    $    739    $  2,344
Percentage rents                                   44          10        --          --          --          --            10
Expense reimbursements                            885         197         155          31         624         306         534
Other property income                               3           1           4           1           6           3           5
                                             --------    --------    --------    --------    --------    --------    --------
                                                7,493       1,666         893         179       2,137       1,048       2,893
                                             --------    --------    --------    --------    --------    --------    --------
PROPERTY EXPENSES
Property operating                              1,039         231         565         113         232         114         458
Real estate taxes                                 335          74         323          65         376         184         323
                                             --------    --------    --------    --------    --------    --------    --------
                                                1,374         305         888         178         608         298         781
                                             --------    --------    --------    --------    --------    --------    --------
NET OPERATING INCOME - PROPERTIES               6,119       1,361           5           1       1,529         750       2,112


OTHER INCOME (EXPENSE)
General and administrative                       --          --          --          --          --          --          --
Property related home office expenses             (31)         (7)         (5)         (1)       --          --            (8)
Equity in earnings of Fund I
  unconsolidated properties(2)                     84          19        --          --          --          --            19
Lease termination income                         --          --          --          --          --          --          --
Interest income                                     4           1           2        --          --          --             1
Asset and property management income             --          --          --          --          --          --          --
Asset and property management expense (3)        (540)       --          (938)       --          --          --          --
Straight-line rent income                        (575)       (128)          6           1          42          21        (106)
Straight-line rents written off                  --          --          --          --          --          --          --
FAS 141 Rent                                       65          14          14           3        --          --            17
Abandoned project costs                          --          --          --          --          --          --          --
Hurricane related expenses                       --          --          --          --          --          --          --
Provision for income taxes                       --          --          --          --          --          --          --
Other income                                     --          --          --          --          --          --          --

EBIDTA                                          5,126       1,260        (916)          4       1,571         771       2,035
                                             --------    --------    --------    --------    --------    --------    --------
Depreciation and amortization (4)              (2,194)       (488)       (163)        (33)       (150)       (172)       (693)
FAS 141 Amortization                              (50)        (11)       (187)        (37)       --          --           (48)
Interest expense (4)                           (1,748)       (373)       (188)        (27)     (1,040)       (421)       (821)
FAS 141 Interest                                  132          29        --          --          --          --            29
Impairment of real estate                        --          --          --          --          --          --          --
Gain on sale of properties
  (Mervyn's) (2)                                 --          --          --          --          --          --          --
Income taxes on gain on sale
   (Mervyn's) (2)                                --          --          --          --          --          --          --

Income before minority interest                 1,266         417      (1,454)        (93)        381         178         502
                                             --------    --------    --------    --------    --------    --------    --------
Minority interest - OP                           --            (7)       --             1        --            (3)         (9)
Minority interest                                 (67)        (15)         48          10        --          --            (5)
                                             --------    --------    --------    --------    --------    --------    --------
NET INCOME                                   $  1,199    $    395    $ (1,406)   $    (82)   $    381    $    175    $    488
                                             ========    ========    =========   ========    ========    ========    ========


Acadia Realty Trust [NYSE]
                    ------
                     AKR
--------------------------
QUARTERLY SUPPLEMENTAL DISCLOSURE
           September 30, 2005

               Statements of Operations - Activity by Source (1)
                                 (in thousands)


                                           ----------------------------------------    -------------------------------------------
                                                         Year-to-date                            Current Quarter

                                                            Period                                  3 months
                                                       ended September 30,                     ended Sept ember 30,
                                                             2005                                      2005
                                           -----------------------------------------   ------------------------------------------
                                           Retail    Multi-Family Corporate   Total     Retail     Multi-Family Corporate  Total
                                           --------  ------------ ----------  ------   --------    ------------ ---------  ------
PROPERTY REVENUES
Minimum rents                              $ 41,214   $  5,390  $   --      $ 46,604    $ 13,938    $  1,816  $   --    $ 15,754
Percentage rents                                645       --        --           645         329        --        --         329
Expense reimbursements                       11,928       --        --        11,928       3,622        --        --       3,622
Other property income                           352        281      --           633         167          89      --         256
                                           --------   --------    ------    --------    --------    --------  --------   --------
                                             54,139      5,671      --        59,810      18,056       1,905      --      19,961
                                           --------   --------    ------    --------    --------    --------  --------   --------
PROPERTY EXPENSES
Property operating                            9,188      2,744      --        11,932       2,502       1,075      --       3,577
Real estate taxes                             7,761        246      --         8,007       2,684          82      --       2,766
                                           --------   --------    ------    --------    --------    --------  --------   --------
                                             16,949      2,990      --        19,939       5,186       1,157      --       6,343
                                           --------   --------    ------    --------    --------    --------  --------   --------
NET OPERATING INCOME - PROPERTIES            37,190      2,681      --        39,871      12,870         748      --      13,618


OTHER INCOME (EXPENSE)
General and administrative                     --         --      (4,798)     (4,798)       --          --      (1,586)   (1,586)
Property related home office expenses          --         --      (5,522)     (5,522)       --          --      (1,924)   (1,924)
Equity in earnings of Fund I
  unconsolidated properties                     203       --        --           203         186        --        --         186
Lease termination income                       --         --        --          --          --          --        --        --
Interest income                                --           11     2,512       2,523        --             6     1,091     1,097
Asset and property management income           --         --       7,733       7,733        --          --       2,898     2,898
Other property management fees                  (62)      (104)     --          (166)        (21)        (34)     --         (55)
Straight-line rent income                       171       --        --           171         228        --        --         228
Straight-line rents written off                 (17)      --        --           (17)       --          --        --        --
FAS 141 Rent                                    (56)      --        --           (56)        (98)       --         (98)       25
Abandoned project costs                         (86)      --        --           (86)       --          --        --        --
Hurricane related expenses                      479       --        --           479        --          --        --        --
Provision for income taxes                      (91)      --        --           (91)        (91)       --        --         (91)
Other income                                    313       --        --           313         208        --        --         208
                                           --------   --------    ------    --------    --------    --------  --------   --------
EBIDTA                                       38,044      2,588       (75)     40,557      13,282         720       479    14,481

Depreciation and amortization               (13,163)    (1,093)     (333)    (14,589)     (4,698)       (370)     (116)   (5,184)
FAS 141 Amortization                           (164)      --        --          (164)        (89)       --        --         (89)
Interest expense                             (9,712)      (992)     --       (10,704)     (3,657)       (374)     --      (4,031)
FAS 141 Interest                                 87       --        --            87          29          29        29        29
Impairment of real estate                      (820)      --        --          (820)        (50)       --        --         (50)
Gain on sale of properties (Mervyn's) (1)     3,698       --        --         3,698       3,698        --        --       3,698
Income taxes on gain on sale (Mervyn's) (1)  (1,535)      --        --        (1,535)     (1,535)       --        --      (1,535)
                                           --------   --------    ------    --------    --------    --------  --------   --------
Income before minority interest              16,435        503      (408)     16,530       6,980         (24)      363     7,319

Minority interest - OP                         (312)       (10)        6        (316)       (142)       --          (7)     (149)
Minority interest                              (199)      --        --          (199)         55        --        --          55
                                           --------   --------    ------    --------    --------    --------  --------   --------
NET INCOME                                 $ 15,924   $    493    $ (402)   $ 16,015    $  6,893    $    (24) $    356   $  7,225
                                           ========   ========    ======    ========    ========    ========  ========   ========



(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's equity in the earnings of unconsolidated partnerships is reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, this agrees with the equity in earnings of unconsolidated partnerships as reported in the Company's Form 10Q's and 10K for the corresponding periods. The Company currently invests in Funds I & II as detailed elsewhere in this Supplement, as well in the Mervyn's investment .The Company also has a 49% JV interest in the Crossroads Shoping Center (Crossroads").

Acadia Realty Trust [NYSE]
                    ------
                     AKR
--------------------------
QUARTERLY SUPPLEMENTAL DISCLOSURE
           September 30, 2005


               Statements of Operations - Activity by Source (1)
                                 (in thousands)


                                                                             Previous Quarter
                                           --------------------------------------------------------------------------------------
                                                          3 months                                  3 months
                                                       ended June 30,                           ended March 31,
                                                             2005                                      2005
                                           -----------------------------------------   ------------------------------------------
                                           Retail    Multi-Family Corporate   Total     Retail     Multi-Family Corporate  Total
                                           --------  ------------ ----------  ------   --------    ------------ ---------  ------
PROPERTY REVENUES
Minimum rents                              $ 13,898 $  1,807    $   --      $ 15,705    $ 13,378  $  1,767    $   --    $ 15,145
Percentage rents                                122     --          --           122         194      --          --         194
Expense reimbursements                        3,722     --          --         3,722       4,584      --          --       4,584
Other property income                            65       83        --           148         120       109        --         229
                                           -------- --------    --------    --------    --------  --------    --------  --------
                                             17,807    1,890        --        19,697      18,276     1,876        --      20,152
                                           -------- --------    --------    --------    --------  --------    --------  --------
PROPERTY EXPENSES
Property operating                            2,762      811        --         3,573       3,924       858        --       4,782
Real estate taxes                             2,422       82        --         2,504       2,655        82        --       2,737
                                           -------- --------    --------    --------    --------  --------    --------  --------
                                              5,184      893        --         6,077       6,579       940        --       7,519
                                           -------- --------    --------    --------    --------  --------    --------  --------
NET OPERATING INCOME - PROPERTIES            12,623      997        --        13,620      11,697       936        --      12,633


OTHER INCOME (EXPENSE)
General and administrative                     --       --        (1,507)     (1,507)       --        --        (1,705)   (1,705)
Property related home office expenses          --       --        (2,217)     (2,217)       --        --        (1,381)   (1,381)
Equity in earnings of Fund I
  unconsolidated properties                      (2)    --          --            (2)         19      --          --          19
Lease termination income                       --       --          --          --          --        --          --        --
Interest income                                --          5         943         948        --        --           478       478
Asset and property management income           --       --         2,857       2,857        --        --         1,978     1,978
Other property management fees                  (20)     (35)       --           (55)        (21)      (35)       --         (56)
Straight-line rent income                       (93)    --          --           (93)         36      --          --          36
Straight-line rents written off                --       --          --          --           (17)     --          --         (17)
FAS 141 Rent                                   --         25          17        --            17
Abandoned project costs                         (86)    --          --           (86)       --        --          --        --
Hurricane related expenses                     --       --          --          --           479      --          --         479
Provision for income taxes                     --       --          --          --          --        --          --        --
Other income                                      1     --          --             1         104      --          --         104
                                           -------- --------    --------    --------    --------  --------    --------  --------
EBIDTA                                       12,448      967          76      13,491      12,314       901        (630)   12,585

Depreciation and amortization                (4,213)    (363)       (112)     (4,688)     (4,252)     (360)       (105)   (4,717)
FAS 141 Amortization                            (27)     (27)        (48)        (48)
Interest expense                             (3,177)    (316)       --        (3,493)     (2,878)     (302)       --      (3,180)
FAS 141 Interest                                 29       29
Impairment of real estate                      (770)    --          --          (770)       --        --          --        --
Gain on sale of properties (Mervyn's) (1)      --       --          --          --          --        --          --        --
Income taxes on gain on sale (Mervyn's) (1)    --       --          --          --          --        --          --        --
                                           -------- --------    --------    --------    --------  --------    --------  --------
Income before minority interest               4,290      288         (36)      4,542       5,165       239        (735)    4,669

Minority interest - OP                          (87)      (6)          1         (92)        (83)       (4)         12       (75)
Minority interest                              (105)    --          --          (105)       (149)     --          --        (149)
                                           -------- --------    --------    --------    --------  --------    --------  --------
NET INCOME                                 $  4,098 $    282    $    (35)   $  4,345    $  4,933  $    235    $   (723) $  4,445
                                           ======== ========    =========   ========    ========  ========    ========  =======

Acadia Realty Trust [NYSE]
                    ------
                     AKR
--------------------------
QUARTERLY SUPPLEMENTAL DISCLOSURE
           September 30, 2005


              Statements of Operations - Current v. Historical (1)
                                 (in thousands)

                                       ---------------------------------------------  --------------------------------------------
                                                       Current Quarter                             Historical Quarter
                                                           3 months                                   3 months
                                                       ended September 30,                      ended September 30,
                                                              2005                                      2004
                                       ---------------------------------------------   -------------------------------------------
                                       Wholly                  Discontinued            Wholly                Discontinued
                                        Owned        JV's(2)   Operations    Total      Owned        JV's    Operations    Total
                                       --------    ---------   -----------  --------   ---------   --------- ----------- ---------
PROPERTY REVENUES
Minimum rents                          $ 13,352    $  2,395    $      7    $ 15,754    $ 12,442    $  1,717  $    491   $ 14,650
Percentage rents                            144         185        --           329         147          36      --          183
Expense reimbursements                    3,113         509        --         3,622       3,256         461       129      3,846
Other property income                       238          13           5         256         157          16      --          173
                                       --------    --------    --------    --------    --------    --------  --------   --------
                                         16,847       3,102          12      19,961      16,002       2,230       620     18,852
                                       --------    --------    --------    --------    --------    --------  --------   --------
PROPERTY EXPENSES
Property operating                        3,231         318          28       3,577       3,200         338       211      3,749
Real estate taxes                         2,363         399           4       2,766       2,327         252       134      2,713
                                       --------    --------    --------    --------    --------    --------  --------   --------
                                          5,594         717          32       6,343       5,527         590       345      6,462
                                       --------    --------    --------    --------    --------    --------  --------   --------
NET OPERATING INCOME - PROPERTIES        11,253       2,385         (20)     13,618      10,475       1,640       275     12,390


OTHER INCOME (EXPENSE)
General and administrative               (1,586)       --          --        (1,586)     (1,567)        (20)     --       (1,587)
Property related home office
  expenses                               (1,903)        (21)       --        (1,924)     (1,107)       --        --       (1,107)
Equity in earnings of Fund I
  unconsolidate- properties                --           186        --           186        --            (3)     --           (3)
Lease termination income                   --          --          --          --          --          --        --         --
Interest income                           1,040          57        --         1,097         318           2      --          320
Asset and property management income      2,898        --          --         2,898       1,562        --        --        1,562
Property management expense                 (55)       --          --           (55)        (58)       --        --          (58)
Straight-line rent income                    53         175        --           228         191          82        (1)       272
Straight-line rents written off            --          --          --          --           (22)       --        --          (22)
FAS 141 Rent                                (95)         (3)       --           (98)       --          --        --         --
Abandoned project costs                    --          --          --          --          --          --        --         --
Hurricane related expenses                 --          --          --          --          (730)       --        --         (730)
Provision for income taxes                  (91)       --          --           (91)       --          --        --         --
Other income (expense)                        1         207        --           208         (81)       --        --          (81)
                                       --------    --------    --------    --------    --------    --------  --------   --------
EBIDTA                                   11,515       2,986         (20)     14,481       8,981       1,701       274     10,956

Depreciation and amortization            (4,389)       (795)       --        (5,184)     (3,762)       (576)     (166)   (12,301)
FAS 141 Amortization                        (48)        (41)       --           (89)       --          --        --         --
Interest expense                         (3,084)       (947)       --        (4,031)     (2,643)       (642)     (314)    (8,113)
FAS 141 Interest                           --            29        --            29        --          --        --         --
Impairment of real estate                  --          --           (50)        (50)       --          --        --         --
Gain on sale of properties
  (Mervyn's) (2)                           --         3,698        --         3,698        --          --        --         --
Income taxes on gain on
  sale (Mervyn's)(2)                     (1,535)       --          --        (1,535)        423        --        --          423
                                       --------    --------    --------    --------    --------    --------  --------   --------
Income before minority interest           2,459       4,930         (70)      7,319       2,999         483      (206)     3,276

Minority interest - OP                      (52)        (98)          1        (149)        (54)         (7)        4        (57)
Minority interest                            74         (19)       --            55        (324)       --        --         (324)
                                       --------    --------    --------    --------    --------    --------  --------   --------
NET INCOME                             $  2,481    $  4,813    $    (69)   $  7,225    $  2,621    $    476  $   (202)  $  2,895
                                       ========    ========    ========    ========    ========    ========  ========   ========



                                       ---------------------------------------------  --------------------------------------------
                                                    Current Year-to-date                         Historical Quarter
                                                             Period                                   Period
                                                       ended September 30,                      ended September 30,
                                                              2005                                      2004
                                       ---------------------------------------------   -------------------------------------------
                                       Wholly                  Discontinued            Wholly                Discontinued
                                        Owned        JV's(2)   Operations    Total      Owned        JV's    Operations    Total
                                       --------    ---------   -----------  --------   ---------   --------- ----------- ---------
PROPERTY REVENUES
PROPERTY REVENUES
Minimum rents                         $ 38,974    $  7,265    $    365    $ 46,604    $ 37,153    $  5,779    $  1,492 $ 44,424
Percentage rents                           440         205        --           645         567          55           2      624
Expense reimbursements                  10,139       1,566         223      11,928       9,686       1,319         502   11,507
Other property income                      598          29           6         633         480          32           5      517
                                      --------    --------    --------    --------    --------    --------    -------- --------
                                        50,151       9,065         594      59,810      47,886       7,185       2,001   57,072
                                      --------    --------    --------    --------    --------    --------    -------- --------
PROPERTY EXPENSES
Property operating                      10,450       1,240         242      11,932      10,160       1,021         628   11,809
Real estate taxes                        6,804       1,065         138       8,007       6,448         739         452    7,639
                                      --------    --------    --------    --------    --------    --------    -------- --------
                                        17,254       2,305         380      19,939      16,608       1,760       1,080   19,448
                                      --------    --------    --------    --------    --------    --------    -------- --------
NET OPERATING INCOME - PROPERTIES       32,897       6,760         214      39,871      31,278       5,425         921   37,624


OTHER INCOME (EXPENSE)
General and administrative              (4,798)       --          --        (4,798)     (4,077)        (26)       --     (4,103)
Property related home office
  expenses                              (5,466)        (56)       --        (5,522)     (3,508)       --          --     (3,508)
Equity in earnings of Fund I
  unconsolidate- properties               --           203        --           203        --           (21)       --        (21)
Lease termination income                  --          --          --          --          --          --          --       --
Interest income                          2,458          65        --         2,523         918          20        --        938
Asset and property management income     7,733        --          --         7,733       3,123        --          --      3,123
Property management expense               (166)       --          --          (166)       (178)       --          --       (178)
Straight-line rent income                  352        (181)       --           171         652        (224)          6      434
Straight-line rents written off            (17)       --          --           (17)        (50)       --          (114)    (164)
FAS 141 Rent                               (95)         39        --           (56)       --          --          --       --
Abandoned project costs                   --           (86)       --           (86)       --          --          --       --
Hurricane related expenses                 479        --          --           479        (730)       --          --       (730)
Provision for income taxes                 (91)       --          --           (91)       --          --          --       --
Other income (expense)                     106         207        --           313         201        --          --        201
                                      --------    --------    --------    --------    --------    --------    -------- --------
EBIDTA                                  33,392       6,951         214      40,557      27,629       5,174         813   33,616

Depreciation and amortization           (2,198)        (90)    (14,589)    (11,407)     (1,726)       (498)    (13,631)
FAS 141 Amortization                       (48)       (116)       --          (164)       --          --          --       --
Interest expense                        (2,591)       --       (10,704)     (7,506)     (1,915)       (957)
FAS 141 Interest                          --            87        --            87        --          --          --       --
Impairment of real estate                 --          --          (820)       (820)       --          --          --       --
Gain on sale of properties
  (Mervyn's) (2)                          --         3,698        --         3,698        --          --          --       --
Income taxes on gain on
  sale (Mervyn's)(2)                    (1,535)       --          --        (1,535)        931        --          --        931
                                      --------    --------    --------    --------    --------    --------    -------- --------
Income before minority interest         11,395       5,831        (696)     16,530       9,647       1,533        (642)  10,538

Minority interest - OP                    (214)       (115)         13        (316)       (226)        (35)         17     (244)
Minority interest                         (163)        (36)       --          (199)       (785)       --          --       (785)
                                      --------    --------    --------    --------    --------    --------    -------- --------
NET INCOME                            $ 11,018    $  5,680    $   (683)   $ 16,015    $  8,636    $  1,498    $   (625)$  9,509

(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's equity in the earnings of unconsolidated partnerships is reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, this agrees with the equity in earnings of unconsolidated partnerships as reported in the Company's Form 10Q's and 10K for the corresponding periods.

(2) The Company currently invests in Funds I & II and Mervyn's as detailed elsewhere in this Supplement.The Company also has a 49% JV interest in the Crossroads Shopping Center.

Acadia Realty Trust [NYSE]
                    ------
                     AKR
--------------------------
QUARTERLY SUPPLEMENTAL DISCLOSURE
           September 30, 2005



Net Operating Income (NOI) - Same Property
 Performance (1)
---------------------------------------------
     (in thousands)                                         Growth in Same                               Growth in Same
                                                            Property NOI -                               Property NOI -
                                                            Continuing                                    Continuing
                                                             Operations                                    Operations
                         Notes:   Current      Historical   Favorable          Current Year- Historical    Favorable
                                   Quarter       Quarter     (unfavorable)        to-Date    Year-to-Date (unfavorable)
                         ----------------------------------------------------------------------------------------------
                               3 months ended  3 months ended                     9 months     9 months
                                                                                   ended        ended
Reconciliation of total        September 30,  September 30,                     September 30, September 30,
   NOI to same property NOI:
                                     2005           2004                            2005         2004
                               -----------------------------                   --------------------------
NOI - Wholly owned
 properties                          $11,233        $10,750                         $33,111      $32,199
NOI - Joint Ventures
 (Unconsolidated
 partnerships)              (2)        2,385          1,640                           6,760        5,743
                               -----------------------------                   --------------------------
        Total NOI                     13,618         12,390                          39,871       37,942

NOI - Properties Acquired               (632)             -                            (693)           -
NOI - Property sold                      (20)          (275)                           (214)        (921)
NOI - Redevelopment
 Properties                              (46)             -                             (46)           -
                               -----------------------------                   --------------------------

                                     $12,920        $12,115         6.6%            $38,918      $37,021           5.1%
                               =========================================       ========================================

Same property NOI by portfolio
   component and revenues/expenses:

                                 Shopping Center Portfolio                     Shopping Center Portfolio

                 Revenues            $16,970        $16,498         2.9%            $51,903      $49,799           4.2%
                 Expenses              4,799          5,064         5.2%             15,663       15,546          -0.8%
                               -----------------------------------------       ----------------------------------------
                                      12,171         11,434         6.4%             36,240       34,253           5.8%
                               -----------------------------------------       ----------------------------------------

                                Residential Properties (2 properties)            Residential Properties (2 properties)

                 Revenues              1,905          1,830         4.1%              5,671        5,682          -0.2%
                 Expenses              1,156          1,149        -0.6%              2,989        2,914          -2.6%
                               -----------------------------------------       ----------------------------------------
                                         749            681        10.0%              2,682        2,768          -3.1%
                               -----------------------------------------       ----------------------------------------

                                     $12,920        $12,115         6.6%            $38,922      $37,021           5.1%
                               =========================================       ========================================

(1) The above amounts includes the pro-rata activity related to the Company's joint ventures.

(2) Kroger/Safeway activity grossed-up for 2004 to include 25% minority interest ($197) to be consistent with 2005 presentation. $197 and $318 for the quarter and six months ended June 30, 2004, respectively, have been added to the 2004 NOI - Joint Ventures line item.

Acadia Realty Trust [NYSE]
                    ------
                     AKR
--------------------------
QUARTERLY SUPPLEMENTAL DISCLOSURE
           September 30, 2005



  Funds from Operations ("FFO")(1)
----------------------------------
      (in thousands)              --------------------------- 2005 ------------------ ------------ 2004 --------

                                    Current       Current                  Previous     Historic     Historic
                                 Year-to-Date     Quarter                  Quarters   Year-to-Date    Quarter

                                 Period ended  3 months ended  3 months    3 months   Period ended   3 months
                                                                ended       ended                      ended
  Funds from operations    Notes September 30, September 30,  June 30,     March 31,  September 30, September 30,
         ("FFO"):                   2005          2005         2005          2005         2004         2004
--------------------------       ------------- ------------- ------------ ----------- --------------------------
Net Income                            $16,015        $7,225       $4,345      $4,445        $9,509       $2,895
Add back:
Depreciation of real
 estate and amortization of
 leasing costs:
  Wholly owned and
   consolidated subsidiaries           10,514         3,497        3,396       3,621        10,672        3,588
  Unconsolidated
   subsidiaries                         2,343         1,115          598         630         1,707          586
Income attributable to
 Operating Partnership units  (2)         336           149          109          78           244           57
Gain on sale of properties             (2,113)       (2,113)           -           -             -            -
                                 ------------- ------------- ------------ ----------- --------------------------
            FFO - Basic                27,095         9,873        8,448       8,774        22,132        7,126
Distributions on Preferred
 OP Units                                 254            74           93          87           248           88
                                 ------------- ------------- ------------ ----------- --------------------------
            FFO - Diluted             $27,349        $9,947       $8,541      $8,861       $22,380       $7,214
                                 ============= ============= ============ =========== ==========================

Adjusted Funds from
operations ("AFFO"):
====================
Diluted FFO                           $27,349        $9,947       $8,541      $8,861       $22,380       $7,214
Straight line rent, net                    76           283         (171)        (36)         (270)        (250)
Non real-estate depreciation              333           116          112         105           222           66
Amortization of finance
 costs                                    698           197          313         188           535          242
Amortization of cost of
 management contracts                     926           560          195         171           432            9
Tenant improvements                    (1,273)         (647)        (296)       (330)       (2,236)        (976)
Leasing commissions                      (577)         (217)        (206)       (154)         (857)        (494)
Capital expenditures                   (1,294)         (510)        (265)       (519)       (2,229)        (933)
                                 ------------- ------------- ------------ ----------- --------------------------

            AFFO                      $26,238        $9,729       $8,223      $8,286       $17,977       $4,878
                                 ============= ============= ============ =========== ==========================

Funds Available for
Distribution ("FAD")
====================
AFFO                                  $26,238        $9,729       $8,223      $8,286       $17,977       $4,878
Scheduled prinicpal
 repayments                            (1,929)         (696)        (620)       (613)       (3,294)      (1,049)
                                 ------------- ------------- ------------ ----------- --------------------------
            FAD                       $24,309        $9,033       $7,603      $7,673       $14,683       $3,829
                                 ============= ============= ============ =========== ==========================

Total weighted average
shares and OP Units:

Basic                                  32,527        32,658       32,541      32,382        29,563       29,885
                                 ============= ============= ============ =========== ==========================
Diluted                                33,281        33,355       33,310      33,177        30,665       31,144
                                 ============= ============= ============ =========== ==========================

      FFO per share:

FFO per share - Basic         (3)       $0.83         $0.30        $0.26       $0.27         $0.75        $0.24
                                 ============= ============= ============ =========== ==========================
FFO per share - Diluted       (3)       $0.82         $0.30        $0.26       $0.27         $0.73        $0.23
                                 ============= ============= ============ =========== ==========================

 AFFO per share - Basic       (3)       $0.80         $0.30        $0.25       $0.25         $0.60        $0.16
                                 ============= ============= ============ =========== ==========================
 AFFO per share - Diluted     (3)       $0.79         $0.29        $0.25       $0.25         $0.59        $0.16
                                 ============= ============= ============ =========== ==========================

 FAD per share - Basic        (3)       $0.74         $0.27        $0.23       $0.23         $0.49        $0.13
                                 ============= ============= ============ =========== ==========================
 FAD per share - Diluted      (3)       $0.73         $0.27        $0.23       $0.23         $0.48        $0.12
                                 ============= ============= ============ =========== ==========================


(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management are necessary for a fair presentation of operating results for the interim periods.
(2)  Reflects OP Unitholders interest in OP net income.
(3) Assumes full conversion of O.P. Units into Common Shares. Diluted FFO assumes conversion of Preferred O.P. Units as well as assumed exercise of outstanding share options. Quarterly Preferred OP Unit distributions are added back for the purposes of calculating diluted FFO. Refer to "Market Capitalization" for weighted-average basic and diluted shares.

Acadia Realty Trust [NYSE]
                    ------
                     AKR
--------------------------
QUARTERLY SUPPLEMENTAL DISCLOSURE
           September 30, 2005



     Capital Expenditures
     --------------------

                                        Year-to-Date      Current                 Previous Quarters    Previous
                                                          Quarter                                        Year

                                                         3 months      3 months        3 months          Year
                                                           ended         ended           ended           ended
                               Notes   September 30,   September 30, June 30, 2005  March 31, 2005   December 31,
                                           2005            2005                                          2004
                                       --------------- ------------- -------------  --------------- ---------------
   Leasing Commissions:                          $577          $217          $206             $154          $1,109
                                       --------------- ------------- -------------  --------------- ---------------

   Tenant Improvements:                         1,273           647           296              330           2,474
                                       --------------- ------------- -------------  --------------- ---------------

   Capital Expenditures:
   Retail                                         522           183            41              298           1,789
   Residential                                    772           327           224              221             842
                                       --------------- ------------- -------------  --------------- ---------------
                                                1,294           510           265              519           2,631
                                       --------------- ------------- -------------  --------------- ---------------

   Redevelopments                               1,731           260           469            1,002           2,053
                                       --------------- ------------- -------------  --------------- ---------------

   Total                                       $4,875        $1,634        $1,236           $2,005          $8,267
                                       =============== ============= =============  =============== ===============


   Expenditures for real estate and
    improvements as reported on the
    Company's Statement of Cash Flows          $4,259                                                       $7,103

   Expenditures included in deferred
    leasing                                       577                                                        1,109

   Accrued construction costs as of
    period-end                                     39                                                           55
                                       ---------------                                              ---------------
     costs in Statement of Cash Flows          $4,875                                                       $8,267
                                       ===============                                              ===============


Acadia Realty Trust [NYSE]
                    ------
                     AKR
--------------------------
QUARTERLY SUPPLEMENTAL DISCLOSURE
           September 30, 2005




      Consolidated Balance Sheets
      ---------------------------
             (in thousands)
                                         September 30, 2005       December 31,
                                               2005                  2004
                                        --------------------  --------------------
ASSETS
Real estate
  Land                                              $57,965               $52,472
  Buildings and improvements                        375,775               356,908
  Construction in progress                            1,120                 5,896
                                        --------------------  --------------------
                                                    434,860               415,276
Less: accumulated depreciation                     (114,993)             (105,278)
                                        --------------------  --------------------
  Net real estate                                   319,867               309,998

Cash and cash equivalents                             8,157                13,499
Cash in escrow                                        4,503                 4,467
Restricted Cash                                         510                   612
Investments in and advances to
 unconsolidated partnerships                         45,201                27,439
Investment in management contracts                    3,613                 3,422
Preferred equity investment                          19,500                     -
Rents receivable, net of $1,937 and
 $1,931 allowance, respectively                       5,725                 4,889
Straight-line rents receivable, net of
 $910 allowance                                       5,884                 5,596
Notes Receivable                                     14,922                10,087
Prepaid expenses                                      4,866                 2,994
Deferred charges, net                                15,919                13,478
Other assets                                         13,217                 3,898
Acquired lease intangibles                            4,444                     -
Assets of discontinued operations                         -                 5,268
                                        --------------------  --------------------

                                                   $466,328              $396,343
                                        ====================  ====================

LIABILITIES AND SHAREHOLDERS' EQUITY

Mortgage notes payable                             $206,798              $153,361
Accounts payable and accrued expenses                 6,473                 7,627
Dividends and distributions payable                   5,676                 5,597
Due to related parties                                    -                     -
Share of losses in excess of investment
 in unconsolidated partnerships                      10,080                 9,304
Interest rate swap payable                              374                 2,136
Other liabilities                                     5,336                 3,096
Liabilities of discontinued operations                    -                    51
                                        --------------------  --------------------
  Total liabilities                                 234,737               171,868
                                        --------------------  --------------------

Minority interest in Operating
 Partnership                                          9,274                 5,743
Minority interests in majority owned
 partnerships                                         1,510                 1,808
                                        --------------------  --------------------
  Total minority interests                           10,784                 7,551
                                        --------------------  --------------------

Shareholders' equity:
Common shares                                            31                    31
Additional paid-in capital                          224,179               222,752
Accumulated other comprehensive income                 (762)               (3,180)
Deficit                                              (2,641)               (2,679)
                                        --------------------  --------------------
  Total shareholders' equity                        220,807               216,924
                                        --------------------  --------------------

                                                   $466,328              $396,343
                                        ====================  ====================

Acadia Realty Trust [NYSE]
                    ------
                     AKR
--------------------------
QUARTERLY SUPPLEMENTAL DISCLOSURE
           September 30, 2005


   Selected Operating Ratios
   -------------------------


                                      3 months ended September 30,                 9 months ended September 30,

                                        2005               2004                     2005                  2004
                                    -------------    ---------------           -----------------    ----------------
        Coverage Ratios          (1)
        ---------------
    Interest Coverage Ratio
EBIDTA                            2      $14,481            $10,956                     $40,557             $33,616
Divided by Interest expense                4,031              3,599                      10,704              10,378
                                    -------------    ---------------           -----------------    ----------------
                                            3.59  x            3.04 x                      3.79  x             3.24 x

    Fixed Charge Coverage Ratio
EBIDTA                                   $14,481            $10,956                     $40,557             $33,616
Divided by (Interest expense               4,031              3,599                      10,704              10,378
      + Preferred Dividends)   (2,3)          74                 88                         254                 248
                                    -------------    ---------------           -----------------    ----------------
                                            3.53  x            2.97 x                      3.70  x             3.16 x

  Debt Service Coverage Ratio
EBIDTA                                   $14,481            $10,956                     $40,557             $33,616
Divided by (Interest expense               4,031              3,599                      10,704              10,378
      + Principal Amortization)  (4)         696              1,049                       1,929               3,294
                                    -------------    ---------------           -----------------    ----------------
                                            3.06  x            2.36 x                      3.21  x             2.46 x

         Payout Ratios
         -------------

       FFO Payout Ratio

Dividends (Shares) & Distributions
 (O.P. Units) paid                        $5,602             $4,783                     $16,741             $14,339
FFO                              (2)       9,947              7,214                      27,349              22,380
                                    -------------    ---------------           -----------------    ----------------
                                              56%                66%                         61%                 64%

       AFFO Payout Ratio
Dividends (Shares) & Distributions
 (O.P. Units) paid                        $5,602             $4,783                     $16,741             $14,339
AFFO                             (2)       9,729              4,878                      26,238              17,977
                                    -------------    ---------------           -----------------    ----------------
                                              58%                98%                         64%                 80%
       FAD Payout Ratio
Dividends (Shares) & Distributions
 (O.P. Units) paid                        $5,602             $4,783                     $16,741             $14,339
FAD                              (2)       9,033              3,829                      24,309              14,683
                                    -------------    ---------------           -----------------    ----------------
                                              62%               125%                         69%                 98%

        Overhead Ratios
        ---------------

   G&A/Real Estate Revenues
General and Administrative expense        $1,586             $1,587                      $4,798              $4,103
Real Estate Revenues (Includes pro-
 rata JV)                                 19,961             18,852                      59,810              57,072
                                    -------------    ---------------           -----------------    ----------------
                                               8%                 8%                          8%                  7%

General and Administrative expense        $1,586             $1,587                      $4,798              $4,103
Real Estate Revenues
 (Includes 100% JV)                       28,500             22,734                      84,191              75,071
                                    -------------    ---------------           -----------------    ----------------
                                               6%                 7%                          6%                  5%

        Leverage Ratios
        ---------------

Debt/Total Market Capitalization
Debt                             (5)    $278,015           $265,142
Total Market Capitalization              862,069            708,679
                                    -------------    ---------------
                                              32%                37%


Debt + Preferred Equity
 (Preferred O.P. Units)                 $282,899           $270,722
Total Market Capitalization              862,069            708,679
                                    -------------    ---------------
                                              33%                38%

Notes:

(1) Quarterly results for 2005and 2004 are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The coverage ratios include the Company's pro-rata share of EBIDTA, interest expense and principal amortization related to the Company's joint venture investments in unconsolidated partnerships.
(2) 2005 activity includes the $479 reversal of a 2004 accrual for flood related damage at the Mark Plaza following settlement with the insurance carrier during the first quarter of 2005. Excluding the effects of this transacations, the impact on the year-to-date 2005 ratios would be as follows:

                                       EBIDTA              FFO           AFFO         FAD
As reported                              $40,557            $27,349    $26,238          $24,309
Adjustment                                  (479)              (479)      (479)            (479)
                                    -------------    ---------------   -------------------------
Adjusted                                  40,078             26,870     25,759           23,830
                                    =============    ===============   =========================
Ratios                                  3.75x                    62%        65%              70%
                                    =============
                                     (Fixed-charge)                    (Payouts)

(3)  Represents preferred distributions on Preferred Operating partnership
     Units.

(4) Includes the Company's pro-rata share of joint venture principal amortization.

(5)  Includes the Company's pro-rata share of joint venture debt.

Acadia Realty Trust [NYSE]
                    ------
                     AKR
--------------------------
QUARTERLY SUPPLEMENTAL DISCLOSURE
           September 30, 2005


Portfolio Debt - Consolidated Summary
  (amounts in thousands)


                                               % of
                                            Wholly-Owned      % of
                                               and           Wholly-                               Weighted
                                           Unconsolidated    Owned      % of Total     Outstanding   Avg.
                                     Notes Combined Basis(1)  Only      Portfolio        Balance   Int. Rate
                                     ----------------------------------------------------------------------
Consolidated Debt
Fixed-Rate Debt                        (2)            81%        82%          61%      $170,330       5.84%
Variable-Rate Debt                     (2)            19%        18%          13%        36,468       5.37%
                                          ---------------------------------------    ----------------------

Total Consolidated Debt                              100%       100%          74%       206,798       5.75%
                                          =======================================    ======================

Unconsolidated Debt (Joint Ventures)
Fixed-Rate Debt 1                                                             21%        55,853       5.74%
Variable-Rate Debt (1)                                                         6%        15,364       4.84%
                                                                    -------------    ----------------------

Total Unconsolidated Debt                                                     26%        71,217       5.55%
                                                                    -------------    ----------------------

             Total Debt                                                      100%      $278,015       5.70%
                                                                    =============    ======================


Notes

(1) The Company is not required to, nor does it consolidate its share of joint venture activity for the purposes of preparing its consolidated financial statements under GAAP. This presentation includes a theoretical pro-rata consolidation of the Company's joint venture debt.
(2) Fixed-rate debt includes notional principal fixed through swap transactions. Conversely, variable-rate debt excludes this amount.


Acadia Realty Trust [NYSE]
                    ------
                     AKR
--------------------------
QUARTERLY SUPPLEMENTAL DISCLOSURE
           September 30, 2005




                    Debt Analysis - Consolidated Debt
                        (amounts in thousands)
                                                           Principal                 Variable
                                                           Balance at      Interest  Rate as  Maturity
                                                                                         of
Property            Lender                  % of    Notes  September          Rate   September   Date
                                           Porfolio         30, 2005                  30, 2005
---------------------------------------------------------------------------------------------------------
Fixed-Rate Debt
--------------------
Merrillville Plaza  SunAmerica Life Insurance Co.            $12,999  6.46%                     7/1/2007
GHT Apartments      Bank of America, N.A.                     10,619  7.55%                     1/1/2011
Colony Apartments   Bank of America, N.A.                      5,309  7.55%                     1/1/2011
239 Greenwich AvenueRBS Greenwich Capital                     15,949  5.19%                     6/1/2013
New Loudon Center   RBS Greenwich Capital                     15,000  5.64%                     9/6/2014
Crescent Plaza      RBS Greenwich Capital                     17,600  4.98%                     9/6/2015

Interest rate swaps Bank of America, N.A.               (1)   92,854  5.76%                   Various
                                                           ---------- -----

Sub-Total Fixed-Rate Debt                       82%          170,330  5.84%
                                                           ---------- -----

Variable-Rate Debt                                                     Current LIBOR     3.97%
--------------------

Elmwood Park        Washington Mutual Bank, F.A.                      L+
 Shopping Center                                        (2)    5,000             150     5.47%11/22/2007
Soundview           Bank of America, N.A.                             L+
 Marketplace                                            (3)    8,380             140     5.37% 12/1/2008
Bloomfield Town     Bank of America, N.A.                             L+
 Square                                                 (4)                      130     5.27%  6/1/2010
Walnut Hill Plaza   Bank of America, N.A.               (4)           L+         130     5.27%  6/1/2010
Hobson West Plaza   Bank of America, N.A.               (4)   32,000  L+         130     5.27%  6/1/2010
Marketplace of      Bank of America, N.A.                             L+
 Absecon                                                (4)                      130     5.27%  6/1/2010
Village Apartments  Bank of America, N.A.               (4)           L+         130     5.27%  6/1/2010
Bradford Towne      Washington Mutual Bank, F.A.                      L+
 Center                                                        5,498             150     5.47%  4/1/2011
Ledgewood Mall      Washington Mutual Bank, F.A.              23,825  L+         150     5.47%  4/1/2011
Abington Towne      Bank of America, N.A.                             L+
 Center                                                                          140     5.37% 6/29/2012
Branch Shopping     Bank of America, N.A.                             L+
 Center                                                                          140     5.37% 6/29/2012
Methuen Shopping    Bank of America, N.A.                             L+
 Center                                                       44,485             140     5.37% 6/29/2012
Gateway Shopping    Bank of America, N.A.                             L+
 Center                                                                          140     5.37% 6/29/2012
Town Line Plaza     Bank of America, N.A.                             L+         140     5.37% 6/29/2012
Village Commons     Bank of America, N.A.                             L+
 Shopping Center                                        (5)   10,134             140     5.37% 6/29/2012

Interest rate swaps Bank of America, N.A.                    (92,854)
                                                           ----------

Sub-Total Variable-Rate Debt                    18%           36,468  L+         140     5.37%
                                         ----------        ----------                ---------

Total Consolidated
 Debt                                          100%         $206,798                     5.75%
                                         ==========        ==========                =========

---------------------------------------------------------------------------------------------------------
Notes:
======
(1)  The Company has hedged it's variable-rate debt with variable to fixed-rate swap agreements as follows:

 Notional principal      All-in Rate       Spread   Swap    Forward Start     Maturity Date
                                                     rate        Date
----------------------------------------------------------------------------------------------
             37,111                 5.75%     1.40%   4.35%      n/a        1/1/2011
             20,000                 5.93%     1.40%   4.53%      n/a       10/1/2006
             15,211                 5.72%     1.40%   4.32%      n/a        1/1/2007
             11,767                 5.51%     1.40%   4.11%      n/a        1/1/2007
              8,765                 5.87%     1.40%   4.47%      n/a        6/1/2007
-----------------------------------------------------------
            $92,854                 5.76%     1.40%   4.36%
===========================================================

     The Company has hedged future variable-rate debt with forward-starting variable to fixed-rate swap agreements as follows:

             $4,640                 6.11%     1.40%   4.71%10/2/2006        1/1/2010
             11,410                 6.30%     1.40%   4.90%10/2/2006       10/1/2011
              8,434                 6.54%     1.40%   5.14% 6/1/2007        3/1/2012
-----------------------------------------------------------
            $24,484                 6.34%     1.40%   4.94%
===========================================================

(2)  This is a revolving facility for up to $20,000.
(3)  There is an additional $5,000 available under this facility.
(4)  This is a revolving facility for up to $65,000.
(5)  There is an additional $969 available under this facility.

Acadia Realty Trust [NYSE]
                    ------
                     AKR
--------------------------
QUARTERLY SUPPLEMENTAL DISCLOSURE
           September 30, 2005



                            Debt Analysis - Unconsolidated Debt (Joint Ventures)

                                                            Acadia
                                                            Realty  Principal   Acadia's              Variable
                               Lender/                      Trust   Balance at  Prorata      Interest Rate as of  Maturity
Fixed-Rate Debt                Joint Venture Partner      Ownership September    Share       Rate     September   Date
                                                                    30, 2005                          30, 2005
---------------------------------------------------------------------------------------     ----------------------------
4650 Broadway Avenue           Bank of China                   19.5%   $19,000  $3,699         5.26%           9/1/2007
                                 Fund II
Brandywine Town Center         UBS Warburg Real Estate
                                Investments, Inc./             22.2%    30,000   6,667         4.69%          2/11/2008
                                 Fund I
Kroger Portfolio (1)           Cortlandt Deposit
                                Corporation/                   16.7%     9,900   1,650         6.62%           2/1/2009
                                 Fund I
Safeway Portfolio (1)          Cortlandt Deposit
                                Corporation/                   16.7%     9,785   1,631         6.51%          1/15/2009
                                 Fund I
Brandywine Town Center         UBS Warburg Real Estate
                                Investments, Inc./             22.2%    21,079   4,684         7.01%          7/11/2012
                                 Fund I
Market Square Shopping Center  UBS Warburg Real Estate
                                Investments, Inc./             22.2%    16,010   3,558         7.32%          6/11/2012
                                 Fund I
Crossroads Shopping Center     JPMorgan Chase Bank             49.0%    64,000  31,360         5.37%          12/1/2014
                                 Heyman-Greenburgh
                                 Associates LLC and RMC
                                 Development Company LLC
Amherst Marketplace            The Ohio National Life
                                 Insurance Company/ Fund I     22.2%     4,711   1,047         8.20%           6/1/2022
Sheffield Crossing             Canada Life Insurance
                                 Company/Fund I                22.2%     7,007   1,557         8.00%           1/1/2023
                                                                    -------------------     --------
Sub-Total Fixed-Rate Debt                                              181,492  55,853         5.74%
                                                                    -------------------     --------

Variable-Rate Debt
-------------------------------

244-268 161st Street           Bank of America, N.A.
                                 Fund II                       19.5%    12,066   2,349  L+      150     5.47%11/30/2005
Haygood Shopping Center (2)    JP Morgan Chase Bank, N.A.
                                 Fund I                        11.1%     8,040     893  L+      150     5.47% 8/23/2010
Sterling Heights Shopping      JP Morgan Chase Bank, N.A.
 Center (2)                      Fund I                        11.1%     4,400     489  L+      185     5.82% 8/23/2010
Granville Center               Bank One, N.A./
                                 Fund I                        22.2%     5,615   1,248  L+      200     5.97% 10/5/2007
400 East Fordham Road (3)      Bank of China
                                 Fund II                       19.5%    18,000   3,505  L +     175     3.97% 11/1/2007
Acadia Strategic Acqusition    Bank of America, N.A.
 Fund II, LLC (4)                Fund II                       20.0%    34,400   6,880  L +      75     4.72%  3/1/2008
                                                                    -------------------

Sub-Total Variable-Rate Debt                                            82,521  15,364         4.84%
                                                                    -------------------     --------

Total Unconsolidated Debt                                             $264,013 $71,217                  5.55%
                                                                    ===================             =========


Notes:
(1) AmCap, Fund I's joint venture partner on this investment, is allocated 25% of the debt and equity. As such Fund I's pro-rata share of the above debt is 75% x 22.22%, or 16.7%.
(2) Fund I is a 50% joint venture partner on this investment. As such, Fund I's pro-rata share of the above debt is 50% x 22.22%, or 11%.
(3) Fund II is a 97.35% joint venture partner on this investment. As such, Fund II's pro-rata share of the above debt is 97.35% x 20%, or 19.5%.
(4)  This is a revolving facility for up to $39,000.

Acadia Realty Trust [NYSE]
                    ------
                     AKR
--------------------------
QUARTERLY SUPPLEMENTAL DISCLOSURE
           September 30, 2005


         Future Debt Maturities
         ----------------------
             (in thousands)
                                                              Weighted Average Interest Rate of Maturing Debt
                                                             ------------------------------------------------

     Consolidated Debt
                             Scheduled
            Year            AmortizationMaturities   Total    Total Debt Fixed-Rate Variable-Rate Debt
                                                                             Debt
------------------------------------------------------------------------------------------------------
                       2005        $423        $-       $423         n/a        n/a               n/a
                       2006       2,186         -      2,186         n/a        n/a               n/a
                       2007       3,865    17,519     21,384        6.11%      6.46%             5.25%
                       2008       4,458     7,976     12,434        5.09%       n/a              5.09%
                       2009       5,156         -      5,156         n/a        n/a               n/a
         Thereafter              13,778   151,437    165,215        5.38%      5.81%             5.10%
                            ---------------------------------
                                $29,866  $176,932   $206,798
                            =================================

Unconsolidated Debt (Joint Ventures) (1)

                       2005          57     2,349      2,406        4.18%       n/a              4.18%
                       2006       1,019         -      1,019         n/a        n/a               n/a
                       2007       1,031     8,391      9,422        5.40%      5.26%             5.52%
                       2008       1,425    13,547     14,972        4.71%      4.69%             4.72%
                       2009       1,478         -      1,478         n/a        n/a               n/a
         Thereafter               5,086    36,834     41,920        5.73%      5.74%             5.46%
                            ---------------------------------
                                $10,096   $61,121    $71,217
                            =================================

------------------------------------------------------------------------------------------------------
Capitalized interest related to the Company's development projects is as follows:
    (in thousands)
            1st Quarter 2005        $96
            2nd Quarter 2005        101
            3rd Quarter 2005         29
            4th Quarter 2005          -
                            ------------

                Year-to-Date       $226
                            ============


(1) The above amounts represent the Company's pro-rata share of joint venture mortgage debt.

Acadia Realty Trust [NYSE]
                    ------
                     AKR
--------------------------
QUARTERLY SUPPLEMENTAL DISCLOSURE
           September 30, 2005



       Unencumbered Properties
       -----------------------

               Center                   Location       GLA
-------------------------------------------------------------
Blackman Plaza                   Wilkes-Barre, PA    121,341

Greenridge Shopping Center       Scranton, PA        191,755

Luzerne Street Shopping Center   Scranton, PA         58,089

Mad River Station                Dayton, OH          155,739

Mark Plaza                       Edwardsville, PA    210,689

Pacesetter Park Shopping
  Center                         Ramapo, New York     96,698

Pittston Plaza                   Pittston, PA         79,494

Plaza 422                        Lebanon, PA         155,026

Route 6 Plaza                    Honesdale, PA       175,507
                                                   ----------

Total GLA of Unencumbered Properties               1,244,338
                                                   ==========

Total net operating income for the
 year ended December 31, 2004
 associated with unencumbered properties             $5,436
                                                   ==========

Acadia Realty Trust [NYSE]
                    ------
                     AKR
--------------------------
QUARTERLY SUPPLEMENTAL DISCLOSURE
           September 30, 2005


Acadia Strategic Opportunity Fund, LLC ("Fund I") - Overview
------------------------------------------------------------

Item                    Notes    Description
-----------------------------------------------------------------------
Date formed                      September 2001

Capital commitment               $90 million

Funding                          $86.6 millionfunded through September 30, 2005

Partnership structure

    Equity Contribution:         22.22% - Acadia
                                 77.78% - Four institutional investors (current significant shareholders in Acadia as well)

Cash flow distribution:          22.22% - Acadia
                                 77.78% - Four institutional investors

                Promote:         20% to Acadia once all partners (including Acadia) have received
                                  9% preferred return and return of equity

                                 Remaining 80% is distributed to all the partners (including
                                  Acadia).


Fees to Acadia                   Asset management fee equal to 1.5% of total committed capital
                                  ($70 million which excludes Acadia's $20 million))

                                 Property management fee equal to 4% of gross property revenues

                                 Market rate leasing fees

                                 Construction/project management fees equal to the lesser of 7.5%
                                  of hard costs or allocable costs of Acadia

Acadia Realty Trust [NYSE]
                    ------
                     AKR
--------------------------
QUARTERLY SUPPLEMENTAL DISCLOSURE
           September 30, 2005


Acadia Strategic Opportunity Fund II, LLC ("Fund II") - Overview
----------------------------------------------------------------

Item                    Notes  Description
--------------------------------------------------------------------
Date formed                    June 15, 2004

Capital commitment             $300 million

Funding                        $67.0 funded through September 30, 2005 million

Partnership structure

    Equity Contribution:       20% - Acadia
                               80% - Six institutional investors (Three are current
                                     shareholders in Acadia as well)

Cash flow distribution:        20% - Acadia
                               80% - Six institutional investors

                Promote:       20% to Acadia once all partners (including Acadia) have received 8%
                                preferred return and return of equity

                               Remaining 80% is distributed to all the partners (including Acadia).

Fees to Acadia                 Asset management fee equal to 1.5% of total committed capital (For the first
                                12 months, calculated on $200 million,
                               therafter on $240 million which excludes Acadia's $60 million)

                               Property management fee equal to 4% of gross property revenues

                               Market rate leasing fees

                               Construction/project management fees equal to the lesser of 7.5% of hard costs or allocable costs of Acadia

Acadia Realty Trust [NYSE]
                    ------
                     AKR
--------------------------
QUARTERLY SUPPLEMENTAL DISCLOSURE
           September 30, 2005


Retailer Controlled Property ("RCP") Venture - Overview
-------------------------------------------------------

*** Note - The RCP Venture is not a separate AKR Fund, rather it is a venture in which AKR, Funds I and II are anticipated to invest a total of $60 million equity. ***

Item                     Notes  Description
--------------------------------------------------------------------------
Date formed                     January 2004

Targeted investments            The Venture has been formed to invest in surplus or distressed properties owned or controlled by retailers

Current Investements            Mervyn's Department Stores

Partnership structure

     Equity Contribution:       Up to $300 million of total equity

                                Up to 20% ($60 million) - AKR Fund I ($20 milion) and Fund II ($40 million)

                                80% - Klaff Realty LP and Lubert-Adler

  Cash flow distribution:       20% - AKR Funds
                                80% - Four institutional investors

                 Promote:       20% to Klaff once all partners (including Klaff) have received 10% preferred return and return of equity
                                 (50% of first $40 million of AKR Fund equity is not subject to this promote)

                                Remaining 80% is distributed to all the partners (including Klaff).

Fees to Acadia                  Property management fees

                                Market rate leasing fees and construction/project management

                                Disposition fees

Acadia Realty Trust [NYSE]
                    ------
                     AKR
--------------------------
QUARTERLY SUPPLEMENTAL DISCLOSURE
           September 30, 2005



  AKR Fund I Properties - Detail
  ------------------------------

               ------------------------------------------------------------------------------------------------------------------
               Fund I's                                                                                     Annualized Base Rent
               Ownership    Gross Leasable Area       Occupancy                 Annualized Base Rent        per Occupied Square
                                                                                                                     Foot
                        ---------------------------------------------------------------------------------------------------------
                       % Anchors   Shops    Total   Anchors Shops  Total   Anchors      Shops      Total    Anchors Shops  Total
               ------------------------------------------------------------------------------------------------------------------
    Midwest
    -------

Ohio
----
Amherst
 Marketplace        100%   76,737   3,200    79,937 100.00%100.00%100.00%   $795,711    $34,404    $830,115 $10.37 $10.75 $10.38
Granville
 Centre             100%   90,047  41,496   131,543  38.81% 58.80% 45.12%    402,085    268,599     670,684  11.51  11.01  11.30
Sheffield
 Crossing           100%   69,659  42,875   112,534 100.00% 85.17% 94.35%    761,278    357,363   1,118,641  10.93   9.79  10.54
                        ---------------------------------------------------------------------------------------------------------
Total - Midwest
     Region               236,443  87,571   324,014  76.70% 73.22% 75.76%  1,959,074    660,366   2,619,440  10.80  10.30  10.67
                        ---------------------------------------------------------------------------------------------------------

 Mid-Atlantic
 ------------

Delaware
--------
Brandywine Town
 Center (1)         100%  770,432       -   770,432 100.00%     - 100.00% 11,683,810          -  11,683,810  15.17      -  15.17
Market Square
 Shopping
 Center             100%   39,050  63,712   102,762 100.00%100.00%100.00%    515,375  1,578,202   2,093,577  13.20  24.77  20.37
                        ---------------------------------------------------------------------------------------------------------
 Total - Mid-
    Atlantic              809,482  63,712   873,194 100.00%100.00%100.00% 12,199,185  1,578,202  13,777,387  15.07  24.77  15.78
                        ---------------------------------------------------------------------------------------------------------

    Various
    -------
 Kroger/Safeway
  Portfolio (25
  Properties)        75%1,018,100       - 1,018,100 100.00%     - 100.00%  8,664,352          -   8,664,352   8.51      -   8.51
                        ---------------------------------------------------------------------------------------------------------

   Subtotal - Fund I
  Operating Properties  2,064,025 151,283 2,215,308  97.33% 84.50% 96.45% 22,822,611  2,238,568  25,061,179  11.36  17.51  11.73
                        ---------------------------------------------------------------------------------------------------------

 Fund I Redevelopment
       Properties
 --------------------

Sterling
 Heights
 Shopping
 Center
 (Michigan)          50%   97,700  56,082   153,782  72.06% 26.09% 55.30%    281,600    140,554     422,154   4.00   9.61   4.96
Tarrytown
 Shopping
 Center (New
 York)               50%   15,462  23,433    38,895 100.00% 39.18% 63.36%    475,000    275,716     750,716  30.72  30.03  30.46
 Hitchcock
  Plaza (South
  Carolina)          90%  135,775  98,563   234,338   0.00% 68.27% 28.71%          -    472,986     472,986      -   7.03   7.03
Pine Log Plaza
 (South
 Carolina)           90%   23,184  11,880    35,064 100.00% 73.23% 90.93%     69,552     64,850     134,402   3.00   7.45   4.22
Haygood
 Shopping
 Center
 (Virginia)          50%   78,880  79,349   158,229  65.64% 80.18% 72.93%     85,200    812,175     897,375   1.65  12.77   7.78
                        ---------------------------------------------------------------------------------------------------------
   Subtotal - Fund I
     Redevelopment
       Properties         351,001 269,307   620,308  45.82% 60.68% 52.27%    911,352  1,766,281   2,677,633   5.67  10.81   8.26
---------------------------------------------------------------------------------------------------------------------------------

 Fund I Grand
      Total             2,415,026 420,590 2,835,616  89.84% 69.25% 86.79%$23,733,963 $4,004,849 $27,738,812 $10.94 $13.75 $11.27
                        ---------------------------------------------------------------------------------------------------------

Acadia Realty Trust [NYSE]
                    ------
                     AKR
--------------------------
QUARTERLY SUPPLEMENTAL DISCLOSURE
           September 30, 2005



                                   FUND I
              Top 10 Tenants - Ranked by Annualized Base Rent
----------------------------------------------------------------
                                                                Percentage of Total
                                                               Represented by Tenant
                                                                -------------------
                               Number of
                               Stores in    Total   Annualized    Total  Annualized
                                                        Base                Base
Ranking        Tenant         JV Portfolio   GLA      Rent (1)  Portfolio Rent (2)
                                                                 GLA( 2)
-----------------------------------------------------------------------------------
     1 Safeway (3)                     13   467,300  $3,248,239     19.6%     13.3%
     2 Kroger (4)                      13   595,166   3,250,025     25.0%     13.3%
     3 Lowe's                           1   140,000   1,925,000      5.9%      7.9%
     4 Access Group                     1    75,841   1,517,691      3.2%      6.2%
     5 Giant Eagle                      3   135,896   1,416,289      5.7%      5.8%
       Transunion Settlement
     6  (5)                             1    39,714     911,376      1.7%      3.7%
     7 Bed, Bath & Beyond               1    50,977     868,426      2.1%      3.5%
     8 Regal Cinema                     1    65,641     861,210      2.8%      3.5%
     9 Target                           1   138,000     800,000      5.8%      3.3%
    10 Dick's Sporting Goods            1    50,000     700,000      2.1%      2.9%
                              -----------------------------------------------------

                Total                  36 1,758,535 $15,498,256     73.9%     63.3%
                              =====================================================


(1) Base rents do not include percentage rents (except where noted), additional rents for property expense reimbursements, and contractual rent escalations due after the date of this report.
(2) GLA does not include approximately 150,000 square feet of new space in Phase II of the Brandywine Town Center, which will be paid for by the JV on an "earnout basis" only if, and when it is leased. Square footage and base rents for the Kroger/Safeway portfolio and other properties for which Fund I owns less than 100% are pro-rated to reflect the Funds partial ownership.
(3) Safeway has sub-leased 7 of these locations to supermarket tenants, 1 location to a non-supermarket tenant and ceased operations at one other location. Safeway is obligated to pay rent through the full term of all these leases which expire in 2009.
(4) Kroger has sub-leased 4 of these locations to supermarket tenants, 2 locations to a non-supermarket tenant and ceased operations at one other location. Kroger is obligated to pay rent through the full term of all these leases which expire in 2009.
(5)  Subsidiary of Transunion

Acadia Realty Trust [NYSE]
                    ------
                     AKR
--------------------------
QUARTERLY SUPPLEMENTAL DISCLOSURE
           September 30, 2005


            Fund I - Current Valuation
            --------------------------

               Stabilized Properties
            Brandywine and Ohio Portfolios
            ------------------------------
                                                    Notes
                                                   --------

NOI for stabilized assets for the quarter ended
 September 30, 2005                                            $4,141

Adjustment for seasonality                                       (500)
                                                           -----------

Adjusted quarterly NOI                                          3,641

Annualized NOI                                                 14,564

Current terminal value cap rate range                            6.00%     6.50%     7.00%     7.50%     8.00%
                                                           ---------------------------------------------------

Gross asset value                                            $242,733  $224,062  $208,057  $194,187  $182,050

Debt                                                    (1)   (84,422)  (84,422)  (84,422)  (84,422)  (84,422)

Equity in Stabilized Portfolios                               (50,549)  (50,549)  (50,549)  (50,549)  (50,549)
                                                           ---------------------------------------------------

Profit (GAV - Total Asset Cost)                               107,762    89,091    73,086    59,216    47,079


      Acadia Promote on Stabilized Properties
--------------------------------------------------------------------------------------------------------------
General Partner (Acadia) 20% Promote                          $21,552   $17,818   $14,617   $11,843    $9,416
Per share                                                       $0.65     $0.53     $0.44     $0.35     $0.28
--------------------------------------------------------------------------------------------------------------


    Return of Fund I Equity from Stabilized Properties
--------------------------------------------------------------------------------------------------------------
Total Return from Stabilized Portfolios
 (GAV - Debt)                                                $158,311  $139,640  $123,635  $109,765   $97,628

Total outstanding Fund I equity, including
 unpaid preferred return                                      $91,983   $91,983   $91,983   $91,983   $91,983
                                                           ---------------------------------------------------

Percentage of total Fund I Equity returned                        172%      152%      134%      119%      106%
--------------------------------------------------------------------------------------------------------------

Acadia Realty Trust [NYSE]
                    ------
                     AKR
--------------------------
QUARTERLY SUPPLEMENTAL DISCLOSURE
           September 30, 2005


            Fund I - Current Valuation
            --------------------------

             Non-Stabilized Properties
           Remaining Fund I Investments
           ----------------------------
Projected annual 2006 NOI for remaining Fund I assets          $3,200


Current terminal value cap rate range                            6.00%     6.50%     7.00%     7.50%     8.00%
                                                           ---------------------------------------------------

Gross asset value                                             $53,333   $49,231   $45,714   $42,667   $40,000

Mervyn's (Assuming 2x return)                                  25,000    25,000    25,000    25,000    25,000

Debt                                                    (2)   (20,984)  (20,984)  (20,984)  (20,984)  (20,984)

Equity in non-stabilized properties                           (36,045)  (36,045)  (36,045)  (36,045)  (36,045)
                                                           ---------------------------------------------------

Profit (GAV - Total Asset Cost)                                21,304    17,202    13,685    10,638     7,971


                  Acadia Promote
--------------------------------------------------------------------------------------------------------------
General Partner (Acadia) 20% Promote                           $4,261    $3,440    $2,737    $2,128    $1,594
Per share                                                       $0.13     $0.10     $0.08     $0.06     $0.05
--------------------------------------------------------------------------------------------------------------

Notes:
--------------------------------------------------------------------------------------------------------------

See "Debt Analysis - Detail"
                                                            Per "Debt
Pro-rated debt based on Fund I's JV interest                Analysis -
                                                              Detail"          %         $
                                                           -------------------------------

Kroger/Safeway Portfolio                                      $19,685        75%  $14,764
Haygood Shopping Center                                         8,040        50%    4,020
Sterling Heights Shopping Center                                4,400        50%    2,200
                                                           -----------          ----------
                                                              $32,125             $20,984
                                                           ===========          ==========

Acadia Realty Trust [NYSE]
                    ------
                     AKR
--------------------------
QUARTERLY SUPPLEMENTAL DISCLOSURE
           September 30, 2005


Kroger/Safeway Portfolio

US MAP OMITTED



  Kroger locations    Safeway locations
----------------------------------------
      Cary, NC          Atlanta, TX
   Cincinnati, OH      Batesville, AR
     Conroe, TX          Benton, AR
   Great Bend, KS       Carthage, TX
    Hanrahan, LA      Little Rock, AR
  Indianapolis, IN      Longview, WA
     Irving, TX         Mustang, OK
     Pratt, KS          Roswell, NM
    Roanoke, VA         Ruidoso, NM
   Shreveport, LA      San Ramon, CA
  Wichita, KS (2     Springerville, AZ
       stores)           Tucson, AZ
                         Tulsa, OK

General note: As all of these leases are triple-net, Acadia has no property management responsibilities for these locations.

Acadia Realty Trust [NYSE]
                    ------
                     AKR
--------------------------
QUARTERLY SUPPLEMENTAL DISCLOSURE
           September 30, 2005



    AKR Fund II
 Properties - Detail
 -------------------

                     --------------------------------------------------------------------------------------------------------
                                                                                                           Annualized Base
                     Fund I's                                                                             Rent per Occupied
                     Ownership   Gross Leasable Area         Occupancy          Annualized Base Rent         Square Foot
                              -----------------------------------------------------------------------------------------------
                             %Anchors  Shops    Total  Anchors Shops  Total  Anchors    Shops     Total   AnchorsShops Total
                     --------------------------------------------------------------------------------------------------------


Fund II Redevelopment Properties
--------------------------------

400 East Fordham Road      97%100,703  16,652  117,355 100.00%100.00%100.00%  275,000   369,128   644,128   2.73 22.17  5.49
Pelham Manor Shopping
 Center (1)                97%      - 398,775  398,775      -  87.21% 87.21%        - 2,147,201 2,147,201      -  6.17  6.17
Sherman Avenue             97%134,773       -  134,773 100.00%     - 100.00%1,337,368         - 1,337,368   9.92     -  9.92
161st Street               97%137,334  86,277  223,611 100.00%100.00%100.00%2,334,682 1,535,671 3,870,353  17.00 17.80 17.31
                     --------------------------------------------------------------------------------------------------------

                              -----------------------------------------------------------------------------------------------
    Fund II Redevelopment
          Properties          372,810 501,704  874,514 100.00% 89.83% 94.17%3,947,050 4,052,000 7,999,050  10.59  8.99  9.71
                              -----------------------------------------------------------------------------------------------

General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.

(1) The redevelopment plan contemplates the demolition of the current industrial/warehouse buildings and the construction of a retail center.

Acadia Realty Trust [NYSE]
                    ------
                     AKR
--------------------------
QUARTERLY SUPPLEMENTAL DISCLOSURE
           September 30, 2005


               Retail Properties - Summary Listing
               -----------------------------------

                                                                                                     Property Totals
                                                                                                 ----------------------
                              Year                         Grocery Anchor       Other Anchor      Annualized Annualized
                             Constructed(C)    Occupancy Current Lease and   Current Lease and       Base       Base
Shopping Center  Location  Acquired(A)   GLA          %   Option Expiraton    Option Expiraton       Rent     Rent psf
-----------------------------------------------------------------------------------------------------------------------

NEW YORK REGION
---------------

   New York
Soundview       Port                                      King Kullen       Clearview Cinema
 Marketplace    Washington    1998 (A)183,630       94%   2007/2022         2010/2030            $2,861,455     $16.50

Village Commons Smithtown                                                   Daffy's 2008/2028
 Shopping
 Center                       1998 (A) 87,306      100%                                           2,135,008      24.45
                                                                           Walgreens 2021/--

Branch Shopping Smithtown                                 Waldbaum's (A&P)  2013/2028
 Plaza                        1998 (A)125,724       99%                                           2,353,090      18.87

Amboy Shopping  Staten                                    Waldbaum's 2014/2028
 Center         Island        2005 (A) 59,979   100.00%                                           1,456,908      24.29
                                                         Duane Reed 2008/2018

Pacesetter Park Pomona                                    Stop & Shop (Ahold) 2020/2040
 Shopping
 Center                       1999 (A) 96,698       95%                                           1,106,992      12.03

  New Jersey

Elmwood Park    Elmwood Park                              Pathmark 2017/2052Walgreen's 2022/2062
 Shopping
 Center                       1998 (A)149,085       98%                                           3,276,322      22.45

  Connecticut

239 Greenwich   Greenwich                                                   Restoration Hardware
 Avenue                       1998 (A) 16,834      100%                     2015/2025             1,286,069      76.40


NEW ENGLAND REGION
------------------

  Connecticut

Town Line Plaza Rocky Hill                                Stop & Shop       Wal-mart (not owned)
                              1998 (A)206,178       96%   2023/2063                               1,475,144      14.64

 Massachusetts

Methuen         Methuen                                   DeMoulas Market   Wal-mart 2011/2051
 Shopping                                                 2005/2015
 Center                       1998 (A)130,238      100%                                             828,772       6.36

Crescent Plaza  Brockton       1984 (A)218,104       99%  Shaw's 2012/2042  Home Depot 2021/2056   1,665,798       7.73

   New York

New Loudon      Latham                                    Price Chopper     Marshalls 2014/2009
 Center                       1982 (A)255,826      100%   2015/2035                               1,710,117       6.68
                                                                           Bon Ton Department Store 2014/2034
                                                                           Raymor & Flanigan Furniture 2019/2034

 Rhode Island

Walnut Hill     Woonsocket                                Shaw's 2013/2043  Sears 2008/2033
 Plaza                        1998 (A)283,235       99%                                           2,379,849       8.49

    Vermont

The Gateway     Burlington                                Shaw's 2024/2054
 Shopping
 Center                       1999 (A)101,792       97%                                           1,777,446      18.08

MIDWEST REGION
--------------

   Illinois

Hobson West     Naperville                                Bobak's Market and Restaurant 2007/2032
 Plaza                        1998 (A) 99,044      100%                                           1,217,633      12.31
                                                          (specialty grocery)
    Indiana

Merrillville    Merrillville                                                TJ Maxx 2009/2014
 Plaza                        1998 (A)235,605       91%                                           2,467,475      11.46
                                                                           JC Penney 2008/2018
                                                                           OfficeMax 2008/2028

   Michigan

Bloomfield Town Bloomfield                                Costco (not owned)TJ Maxx2009/2014
 Square         Hills         1998 (A)217,266       96%                                           2,279,964      10.89
                                                                           Marshall's 2011/2026
                                                                           Home Goods 2010/2025

     Ohio

Mad River       Dayton                                                      Babies "R" Us
 Station                      1999 (A)155,739       82%                     2010/2020             1,520,371      11.97
                                                                           Office Depot 2005/2010

Acadia Realty Trust [NYSE]
                    ------
                     AKR
--------------------------
QUARTERLY SUPPLEMENTAL DISCLOSURE
           September 30, 2005


               Retail Properties - Summary Listing
               -----------------------------------

MID-ATLANTIC REGION
-------------------

     New Jersey
Marketplace of       Absecon                                    Acme       Eckerd Drug
 Absecon                          1998 (A)  105,093        97%   2015/2055  2020/2040            1,648,263      16.25

Ledgewood Mall       Ledgewood    1983 (A)  517,012        93%             Wal-mart 2019/2049    4,387,287       9.08
                                                                           Macy's 2010/2025
                                                                           The Sports' Authority 2007/2037
                                                                           Circuit City 2020/2040
                                                                           Marshalls 2007/2027

    Pennsylvania

Abington Towne CenterAbington     1998 (A)  216,355        99%             TJ Maxx 2010/2020       924,459      16.20
                                                                           Target (not owned)
NORTHEASTERN PENNSYLVANIA REGION
--------------------------------

    Pennsylvania

Blackman Plaza       Wilkes-Barre 1968 (C)  121,341        92%             Kmart 2009/2049         282,374       2.52

Bradford Towne CentreTowanda                                    P&C Foods  Kmart 2019/2069
                                                                 (Penn
                                                                 Traffic)
                                  1993 (C)  256,939        89%   2014/2024                       1,580,960       6.90


Greenridge Plaza     Scranton     1986 (C)  191,755        78%  Giant Food (Ahold) 2021/2051       955,473       6.38

Luzerne Street       Scranton                                              Eckerd Drug
 Shopping Center                  1983 (A)   58,089        78%              2009/2019              242,748       5.35

Mark Plaza           Edwardsville                               Redner's   Kmart 2009/2054
                                                                 Markets
                                  1968 (C)  210,689        95%   2018/2028                       1,051,524       5.26

Pittston Plaza       Pittston                                   Redner's   Eckerd Drugs
                                                                 Market     2006/2016
                                  1994 (C)   79,494        96%   2018/2028                         590,735       7.71

Plaza 422            Lebanon      1972 (C)  155,026        69%             Home Depot 2021/2056    444,020       4.14

Route 6 Mall         Honesdale                                  Weis       Kmart 2020/2070
                                                                 Markets
                                                                 (not
                                  1994 (C)  175,507        99%   owned)                          1,078,027       6.20
                                          ----------                                           -----------------------

                                          4,709,583                                            $44,984,283     $10.79
                                          ==========                                           =======================

Acadia Realty Trust [NYSE]
                    ------
                     AKR
--------------------------
QUARTERLY SUPPLEMENTAL DISCLOSURE
           September 30, 2005


               Retail Properties - Summary Listing
               -----------------------------------

JOINT VENTURE PROPERTIES
------------------------


NEW YORK REGION
---------------

              New York
Crossroads Shopping Center          White Plains                            Waldbaum's Kmart
                                                                             (A&P)      2012/2037
                                                        1998   310,644 100%  2007/2032                $6,036,468 $19.43
(49% JV interest)                                                                      B. Dalton 2012/2022
                                                                                       Modell's 2009/2019


MID-ATLANTIC REGION
-------------------

              Delaware

Brandywine Town Center (1)          Wilmington       2003 (A)  770,432 100%                           11,683,810  15.17
(Fund I)

Market Square Shopping Center       Wilmington                              Trader     TJ Maxx
                                                                             Joe's      2006/2016
                                                                             (specialty
                                                     2003 (A)  102,762 100%  grocery)                  2,093,577  20.37
(Fund I)                                                                     2013/2028


MIDWEST REGION
--------------

                Ohio

Amherst Marketplace                 Cleveland        2002 (A)   79,937 100% Giant Eagle 2021/2041        830,115  10.38
(Fund I)

Granville Centre                    Columbus                                           California
                                                                                        Fitness
                                                     2002 (A)  131,543  45%             2017/2027        670,684  11.30
(Fund I)

Sheffield Crossing                  Cleveland        2002 (A)  112,534  94% Giant Eagle 2022/2042      1,118,641  10.54
(Fund I)

VARIOUS REGIONS
---------------

Kroger/Safeway Portfolio            various                                 25 Kroger and Safeway
                                                     2003 (A)1,018,100 100%  supermarkets              8,664,352   8.51
(Fund I)                                                                     2009/2049

JV REDEVELOPMENTS
-----------------

              Michigan

Sterling Heights Shopping Center    Detroit                                            Burlington
                                                                                        Coat Factory
                                                     2004 (A)  153,782  55%             2024/--          422,154   4.96
(Fund I)
              New York

Tarrytown Shopping Center           Westchester                                        Walgreen's
                                                                                        Drug (Under
                                                     2004 (A)   38,895  63%             construction)    750,716  30.46
(Fund I)
400 East Fordham Road               Bronx            2004 (A)  117,355 100%            Sears 2007/--     644,128   5.49
(Fund II)
161st Street                        Bronx            2005 (A)  223,611 100%                            3,870,353  17.31
(Fund II)
Sherman Avenue                      Manhattan        2005 (A)  134,773 100%                            1,337,368   9.92
(Fund II)
Pelham Manor Shopping Plaza         Westchester/Bronx2004 (A)  398,775  87%                            2,147,201   6.17
(Fund II)

           South Carolina

Hitchcock Plaza                     Aiken                                   Kroger Supermarket
                                                     2004 (A)  234,338  29%  2007/2032                   472,986   7.03
(Fund I)
Pine Log Plaza                      Aiken            2004 (A)   35,064  91%                              134,402   4.22
(Fund I)
              Virginia

Haygood Shopping Center             Virginia Beach   2004 (A)  158,229  73%                              897,375   7.78
                                                             ----------                              -------------------
(Fund I)

                                                             4,020,774                               $41,774,330 $11.62
                                                             ==========                              ===================

(1) Does not include 150,000 square feet of new space in Phase II of the Brandywine Town Center, which will be paid for by the Company on an "earnout basis" only if, and when it is leased.

Acadia Realty Trust [NYSE]
                    ------
                     AKR
--------------------------
QUARTERLY SUPPLEMENTAL DISCLOSURE
           September 30, 2005




Retail Properties by Region
---------------------------

                ------------------------------------------------------------------------------------------------------------
                                                                                                        Annualized Base Rent
                     Gross Leasable Area        Occupancy                  Annualized Base Rent        per Occupied Square
                                                                                                                Foot
                ------------------------------------------------------------------------------------------------------------
 Wholly-Owned
   Properties
 ------------
                 Anchors    Shops     Total   Anchors Shops  Total   Anchors      Shops       Total    Anchors Shops Totals
                    (1)
                ------------------------------------------------------------------------------------------------------------
New York Region   351,202   368,054   719,256 100.00% 94.84% 97.36% $6,811,240  $7,664,604 $14,475,844 $19.39 $21.96 $20.67
  New England     895,475   299,898 1,195,373 100.00% 94.31% 98.57%  6,738,576   3,098,550   9,837,126   8.44  10.96   9.10
    Midwest       392,214   315,440   707,654  99.62% 82.38% 91.94%  3,310,466   4,174,977   7,485,443   8.47  16.07  11.51
  Mid-Atlantic    613,616   224,844   838,460 100.00% 82.67% 95.35%  4,238,372   2,721,637   6,960,009   9.29  14.64  10.84
 Northeastern
  Pennsylvania    954,285   294,555 1,248,840  91.64% 74.52% 87.61%  4,226,539   1,999,322   6,225,861   4.83   9.11   5.69
                ------------------------------------------------------------------------------------------------------------

                ------------------------------------------------------------------------------------------------------------
 Total Wholly-
     Owned
   Properties   3,206,792 1,502,791 4,709,583  97.47% 86.32% 93.91%$25,325,193 $19,659,090 $44,984,283  $8.82 $15.16 $10.79
                ------------------------------------------------------------------------------------------------------------

                ------------------------------------------------------------------------------------------------------------

 Joint Venture
   Properties
----------------
   Operating
  Midwest (2)     236,443    87,571   324,014  76.70% 73.22% 75.76% $1,959,074    $660,366  $2,619,440 $10.80 $10.30 $10.67
 Mid-Atlantic(
      2,3)        809,482    63,712   873,194 100.00%100.00%100.00% 12,199,185   1,578,202  13,777,387  15.07  24.77  15.78
New York Region
       (4)        200,181   110,463   310,644 100.00%100.00%100.00%  2,218,752   3,817,716   6,036,468  11.08  34.56  19.43
    Various
 (Kroger/Safeway
 Portfolio) (5) 1,018,100         - 1,018,100 100.00%  0.00%100.00%  8,664,352           -   8,664,352   8.51      -   8.51
                ------------------------------------------------------------------------------------------------------------
    Total -
   Operating
   Properties   2,264,206   261,746 2,525,952  97.57% 91.04% 96.89% 25,041,363   6,056,284  31,097,647  11.34  25.42  12.71
                ------------------------------------------------------------------------------------------------------------

JV Redevelopment
   Properties
  Mid West (6)     97,700    56,082   153,782  72.06% 26.09% 55.30%    281,600     140,554     422,154   4.00   9.61   4.96
Mid-Atlantic (6)  237,839   189,792   427,631  31.52% 73.56% 50.18%    154,752   1,350,011   1,504,763   2.06   9.67   7.01
New York Region
       (7)        388,272   525,137   913,409 100.00% 87.57% 92.86%  4,422,050   4,327,716   8,749,766  11.39   9.41  10.32
                ------------------------------------------------------------------------------------------------------------
    Total -
 Redevelopment
   Properties     723,811   771,011 1,494,822  73.73% 79.65% 76.78%  4,858,402   5,818,281  10,676,683   9.10   9.47   9.30
                ------------------------------------------------------------------------------------------------------------

  Total Joint
    Venture
   Properties   2,988,017 1,032,757 4,020,774  91.79% 82.54% 89.41%$29,899,765 $11,874,565 $41,774,330 $10.90 $13.93 $11.62
                ============================================================================================================


General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced. Tenants who comprise greater than 10% of a center's GLA are considered anchor tenants for the purposes of the above table.
(1) Anchor GLA includes a total of 254,916 square feet which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.
(2)  The Company has a 22% interest in Fund I which owns these properties.
(3) Does not include 230,000 square feet of new space in Phase II of the Brandywine Town Center, which will be paid for by the Company on an "earnout basis" only if, and when it is leased.
(4) The Company has a 49% interest in two partnerships which, together, own the Crossroads Shopping Center.
(5) The Company has a 22% interest in Fund I which has a 75% interest in this portfolio.
(6) The Company has a 22% interest in Fund I which owns 50% of these properties.
(7) The Company has a 22% interest in Fund I which owns 50% of the Tarrytown Shopping Center and a 20% interest in Fund II which owns 97% of 400 East Fordham Road, Pelham Manor Shopping Plaza, Sherman Ave and 161st St.

Acadia Realty Trust [NYSE]
                    ------
                     AKR
--------------------------
QUARTERLY SUPPLEMENTAL DISCLOSURE
           September 30, 2005


           Retail Properties by State - Summary
           ------------------------------------


                                                                          Gross Leasable Area        Occupancy
                                                                     ---------------------------------------------------
          Wholly-Owned Properties          OwnershipPercent     Number of
          -----------------------                      of
                                                     base  properties Anchors    Shops     Total   Anchors Shops  Total
                                                     rent                (2)
                                                   %  (1)
                                           -----------------------------------------------------------------------------
Connecticut                                   100.0%   5.0%        2   178,799    44,213   223,012 100.00% 81.67% 96.37%
Illinois                                      100.0%   2.2%        1    51,692    47,352    99,044 100.00% 99.67% 99.84%
Indiana                                       100.0%   4.5%        1   145,266    90,339   235,605 100.00% 77.54% 91.39%
Massachusetts                                 100.0%   4.5%        2   287,223    61,119   348,342 100.00% 95.71% 99.25%
Michigan                                      100.0%   4.2%        1   126,960    90,306   217,266  98.83% 92.91% 96.37%
New Jersey                                    100.0%  16.9%        3   491,610   279,580   771,190 100.00% 85.53% 94.75%
New York                                      100.0%  21.2%        6   522,969   286,194   809,163 100.00% 94.47% 98.04%
Ohio                                          100.0%   2.8%        1    68,296    87,443   155,739 100.00% 67.15% 81.56%
Pennsylvania                                  100.0%  13.0%        9 1,138,901   326,294 1,465,195  93.00% 76.49% 89.32%
Rhode Island                                  100.0%   4.3%        1   121,892   161,343   283,235 100.00% 98.23% 98.99%
Vermont                                       100.0%   3.2%        1    73,184    28,608   101,792 100.00% 87.81% 96.57%
                                                                     ---------------------------------------------------

                                                                     ---------------------------------------------------
      Total - Wholly-Owned Properties                 81.9%       28 3,206,792 1,502,791 4,709,583  97.47% 86.32% 93.91%
                                                    --------------------------------------------------------------------


         Joint Venture Properties
         ------------------------
Operating Properties
Ohio (4)                                       22.2%   1.1%        3   236,443    87,571   324,014  76.70% 73.22% 75.76%
Delaware (4,5)                                 22.2%   5.6%        2   809,482    63,712   873,194 100.00%100.00%100.00%
New York (6)                                   49.0%   5.4%        1   200,181   110,463   310,644 100.00%100.00%100.00%
Various (Kroger/Safeway Portfolio) (3)         16.5%   2.6%       25 1,018,100         - 1,018,100 100.00%  0.00%100.00%
                                                    -------          ---------------------------------------------------
       Total - Operating Properties                   14.6%          2,264,206   261,746 2,525,952  97.57% 91.04% 96.89%
                                                    -------          ---------------------------------------------------

JV Redevelopment Properties
Michigan (7)                                   11.1%   0.1%        1    97,700    56,082   153,782  72.06% 26.09% 55.30%
New York( 7)                                Various    1.6%        5   388,272   525,137   913,409 100.00% 87.57% 92.86%
South Carolina (7)                             11.1%   0.2%        2   158,959   110,443   269,402  14.58% 68.80% 36.81%
Virginia (7)                                   11.1%   0.2%        1    78,880    79,349   158,229  65.64% 80.18% 72.93%
                                                    --------------------------------------------------------------------
      Total-Redevelopment Properties                   2.1%            723,811   771,011 1,494,822  73.73% 79.65% 76.78%
                                                    -------          ---------------------------------------------------

                                                                     ---------------------------------------------------
      Total Joint Venture Properties                  16.7%       40 2,988,017 1,032,757 4,020,774  91.79% 82.54% 89.41%
                                                    -----------------===================================================

                                                      98.6%       68
                                                    =================

                -------------------------------------------------------------------------
                                                                    Annualized Base Rent
                                Annualized Base Rent                per Occupied Square
                                                                             Foot
                -------------------------------------------------------------------------
 Wholly-Owned
   Properties
----------------
                          Anchors              Shops       Total    Anchors Shops Totals
                -------------------------------------------------------------------------
Connecticut                      $2,223,069    $538,144  $2,761,213 $27.28 $14.90 $23.48
Illinois                            225,436     992,197   1,217,633   4.36  21.02  12.31
Indiana                           1,293,962   1,173,513   2,467,475   8.91  16.75  11.46
Massachusetts                     1,947,858     546,712   2,494,570   6.78   9.35   7.22
Michigan                            988,349   1,291,615   2,279,964   7.88  15.39  10.89
New Jersey                        5,372,332   3,939,540   9,311,872  10.93  16.48  12.74
New York                          5,735,197   5,888,373  11,623,570  10.97  21.78  14.65
Ohio                                802,719     717,652   1,520,371  11.75  12.22  11.97
Pennsylvania                      4,483,039   2,667,281   7,150,320   4.97  10.69   6.21
Rhode Island                        935,920   1,443,929   2,379,849   7.68   9.11   8.49
Vermont                           1,317,312     460,134   1,777,446  18.00  18.32  18.08
                -------------------------------------------------------------------------
Total - Wholly-
 Owned Properties               $25,325,193 $19,659,090 $44,984,283  $8.82 $15.16 $10.79
                -------------------------------------------------------------------------

 Joint Venture Properties
-------------------------
Operating Properties
Ohio (4)                         $1,959,074    $660,366  $2,619,440 $10.80 $10.30 $10.67
Delaware (4,5)                   12,199,185   1,578,202  13,777,387  15.07  24.77  15.78
New York (6)                      2,218,752   3,817,716   6,036,468  11.08  34.56  19.43
Various
 (Kroger/Safeway
 Portfolio) (3)                   8,664,352           -   8,664,352   8.51      -   8.51
                -------------------------------------------------------------------------
  Total - Operating
   Properties                    25,041,363   6,056,284  31,097,647  11.34  25.42  12.71
                -------------------------------------------------------------------------

JV Redevelopment Properties
Michigan (7)                        281,600     140,554     422,154   4.00   9.61   4.96
New York( 7)                      4,422,050   4,327,716   8,749,766  11.39   9.41  10.32
South Carolina
 (7)                                 69,552     537,836     607,388   3.00   7.08   6.12
Virginia (7)                         85,200     812,175     897,375   1.65  12.77   7.78
                -------------------------------------------------------------------------
     Total-
 Redevelopment
   Properties                     4,858,402   5,818,281  10,676,683   9.10   9.47   9.30
                -------------------------------------------------------------------------

  Total Joint
    Venture
   Properties                   $29,899,765 $11,874,565 $41,774,330 $10.90 $13.93 $11.62
                =========================================================================


General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced. Tenants who comprise greater than 10% of a center's GLA are considered anchor tenants for the purposes of the above table.

(1) The Company's pro-rata share of base rent from joint venture properties has been included for the purpose of calculating percentage of base rent by state.

(2) Anchor GLA includes a total of 254,916 square feet which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.

(3) The Company has a 22% interest in Fund I which has a 75% interest in this portfolio.

(4)  The Company has a 22% interest in Fund I which owns these properties.

(5) Does not include 150,000 square feet of new space in Phase II of the Brandywine Town Center, which will be paid for by the Company on an "earnout basis" only if, and when it is leased.

(6) The Company has a 49% interest in two partnerships which, together, own the Crossroads Shopping Center.

(7) The Company has a 22% interest in Fund I which owns 50% of the Tarrytown Shopping Center and a 20% interest in Fund II which owns 97% of 400 East Fordham Road, Sherman Ave., 161st St. and Pelham Manor Shopping Plaza.

Acadia Realty Trust [NYSE]
                    ------
                     AKR
--------------------------
QUARTERLY SUPPLEMENTAL DISCLOSURE
           September 30, 2005


Retail Properties - Detail
--------------------------

                     ---------------------------------------------------------------------------------------------------
                                                                                                    Annualized Base Rent
                        Gross Leasable Area      Occupancy                Annualized Base Rent      per Occupied Square
                                                                                                            Foot
                     ---------------------------------------------------------------------------------------------------
                     Anchors  Shops    Total   Anchors Shops  Total   Anchors    Shops      Total   AnchorsShops  Total
                     ---------------------------------------------------------------------------------------------------
WHOLLY-OWNED
 PROPERTIES:

   New York Region
   ---------------

Connecticut
-----------
239 Greenwich
 Avenue(1)            16,834       -    16,834 100.00%     - 100.00%$1,286,069        $- $1,286,069 $76.40    $- $76.40
                     ---------------------------------------------------------------------------------------------------

New Jersey
----------
Elmwood Park
 Shopping Center      62,610  86,475   149,085 100.00% 96.34% 97.88% 1,390,460 1,885,862  3,276,322  22.21 22.64  22.45
                     ---------------------------------------------------------------------------------------------------

New York (2)
------------
Soundview Marketplace 73,500 110,130   183,630 100.00% 90.77% 94.46% 1,248,850 1,612,605  2,861,455  16.99 16.13  16.50
Village Commons
 Shopping Center      25,192  62,114    87,306 100.00%100.00%100.00%   428,213 1,706,795  2,135,008  17.00 27.48  24.45
Branch Plaza          74,050  51,674   125,724 100.00% 98.05% 99.20% 1,093,368 1,259,722  2,353,090  14.77 24.86  18.87
Amboy Road            46,964  13,015    59,979 100.00%100.00%100.00% 1,012,015   444,893  1,456,908  21.55 34.18  24.29
Pacesetter Park
 Shopping Center      52,052  44,646    96,698 100.00% 89.58% 95.19%   352,265   754,727  1,106,992   6.77 18.87  12.03
                     ---------------------------------------------------------------------------------------------------
  Total - New York   271,758 281,579   553,337 100.00% 94.38% 97.14% 4,134,711 5,778,742  9,913,453  15.21 21.74  18.44
                     ---------------------------------------------------------------------------------------------------

  Total - New York
        Region       351,202 368,054   719,256 100.00% 94.84% 97.36% 6,811,240 7,664,604 14,475,844  19.39 21.96  20.67
                     ---------------------------------------------------------------------------------------------------


     New England
     -----------

Connecticut
-----------
Town Line Plaza( 3)  161,965  44,213   206,178 100.00% 81.67% 96.07%   937,000   538,144  1,475,144  14.49 14.90  14.64
                     ---------------------------------------------------------------------------------------------------

Massachusetts
-------------
Methuen Shopping
 Center              130,238       -   130,238 100.00%     - 100.00%   828,772         -    828,772   6.36     -   6.36
Crescent Plaza       156,985  61,119   218,104 100.00% 95.71% 98.80% 1,119,086   546,712  1,665,798   7.13  9.35   7.73
                     ---------------------------------------------------------------------------------------------------
Total - Massachusetts287,223  61,119   348,342 100.00% 95.71% 99.25% 1,947,858   546,712  2,494,570   6.78  9.35   7.22
                     ---------------------------------------------------------------------------------------------------

New York
--------
New Loudon Center    251,211   4,615   255,826 100.00%100.00%100.00% 1,600,486   109,631  1,710,117   6.37 23.76   6.68
                     ---------------------------------------------------------------------------------------------------

Rhode Island
------------
Walnut Hill Plaza    121,892 161,343   283,235 100.00% 98.23% 98.99%   935,920 1,443,929  2,379,849   7.68  9.11   8.49
                     ---------------------------------------------------------------------------------------------------

Vermont
-------
The Gateway Shopping
 Center               73,184  28,608   101,792 100.00% 87.81% 96.57% 1,317,312   460,134  1,777,446  18.00 18.32  18.08
                     ---------------------------------------------------------------------------------------------------

Total - New England
        Region       895,475 299,898 1,195,373 100.00% 94.31% 98.57% 6,738,576 3,098,550  9,837,126   8.44 10.96   9.10
                     ---------------------------------------------------------------------------------------------------


General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.
(1) 239 Greenwich Avenue contains 16,834 square feet of retail GLA and 21 residential units encompassing 14,434 square feet. Residential activities are not included above.
(2) The Company has a property located in the Bronx, NY which is currently under construction which is not included in the above listing.
(3) Anchor GLA includes a 97,300 square foot Wal-Mart store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.

Acadia Realty Trust [NYSE]
                    ------
                     AKR
--------------------------
QUARTERLY SUPPLEMENTAL DISCLOSURE
           September 30, 2005


Retail Properties - Detail
--------------------------

WHOLLY-OWNED PROPERTIES (continued):

    Midwest
    -------
Illinois
--------
Hobson West
 Plaza            51,692    47,352    99,044 100.00%99.67%99.84%   $225,436    $992,197  $1,217,633 $4.36 $21.02 $12.31

Indiana
-------
Merrillville
 Plaza           145,266    90,339   235,605 100.00%77.54%91.39%  1,293,962   1,173,513   2,467,475  8.91  16.75  11.46

Michigan
--------
Bloomfield
 Towne Square    126,960    90,306   217,266  98.83%92.91%96.37%    988,349   1,291,615   2,279,964  7.88  15.39  10.89

Ohio
----
Mad River
 Station (1)      68,296    87,443   155,739 100.00%67.15%81.56%    802,719     717,652   1,520,371 11.75  12.22  11.97
               ---------------------------------------------------------------------------------------------------------

Total - Midwest
     Region      392,214   315,440   707,654  99.62%82.38%91.94%  3,310,466   4,174,977   7,485,443  8.47  16.07  11.51
               ---------------------------------------------------------------------------------------------------------

 Mid-Atlantic
-------------

New Jersey
----------
Marketplace of
 Absecon          58,031    47,062   105,093 100.00%92.28%96.54%    984,014     664,249   1,648,263 16.96  15.30  16.25
Ledgewood Mall   370,969   146,043   517,012 100.00%76.95%93.49%  2,997,858   1,389,429   4,387,287  8.08  12.36   9.08
               ---------------------------------------------------------------------------------------------------------
 Total
   New Jersey    429,000   193,105   622,105 100.00%80.69%94.00%  3,981,872   2,053,678   6,035,550  9.28  13.18  10.32
               ---------------------------------------------------------------------------------------------------------

Pennsylvania
------------

Abington Towne
 Center (2)      184,616    31,739   216,355 100.00%94.75%99.23%    256,500     667,959     924,459  9.50  22.21  16.20
               ---------------------------------------------------------------------------------------------------------

 Total
  Mid-Atlantic
  Region         613,616   224,844   838,460 100.00%82.67%95.35%  4,238,372   2,721,637   6,960,009  9.29  14.64  10.84
               ---------------------------------------------------------------------------------------------------------

 Northeastern
  Pennsylvania
 -------------

Pennsylvania
------------
Blackman Plaza   111,956     9,385   121,341 100.00%    - 92.27%    264,374      18,000     282,374  2.36      -   2.52
Bradford Towne
 Centre          180,919    76,020   256,939 100.00%63.54%89.21%  1,102,616     478,344   1,580,960  6.09   9.90   6.90
Greenridge
 Plaza           101,060    90,695   191,755  61.44%96.63%78.08%    279,405     676,068     955,473  4.50   7.71   6.38
Luzerne Street
 Shopping
 Center           43,663    14,426    58,089 100.00%12.03%78.15%    223,652      19,096     242,748  5.12  11.00   5.35
Mark Plaza       157,595    53,094   210,689 100.00%79.75%94.90%    652,095     399,429   1,051,524  4.14   9.43   5.26
Pittston Plaza    67,568    11,926    79,494 100.00%75.55%96.33%    496,446      94,289     590,735  7.35  10.46   7.71
Plaza 422        145,026    10,000   155,026  71.88%30.00%69.18%    407,520      36,500     444,020  3.91  12.17   4.14
Route 6 Plaza    146,498    29,009   175,507 100.00%94.74%99.13%    800,431     277,596   1,078,027  5.46  10.10   6.20
               ---------------------------------------------------------------------------------------------------------
   Total -
  Pennsylvania   954,285   294,555 1,248,840  91.64%74.52%87.61%  4,226,539   1,999,322   6,225,861  4.83   9.11   5.69
               ---------------------------------------------------------------------------------------------------------

   Total -
 Northeastern
 Pennsylvania
     Region      954,285   294,555 1,248,840  91.64%74.52%87.61%  4,226,539   1,999,322   6,225,861  4.83   9.11   5.69
               ---------------------------------------------------------------------------------------------------------

 TOTAL WHOLLY-
   OWNED
   PROPERTIES  3,206,792 1,502,791 4,709,583  97.47%86.32%93.91%$25,325,193 $19,659,090 $44,984,283 $8.82 $15.16 $10.79

General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.

(1)  The GLA for this property includes 28,205 square feet of office space.
(2)Anchor GLA includes a 157,616 square foot Target store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.

Acadia Realty Trust [NYSE]
                    ------
                     AKR
--------------------------
QUARTERLY SUPPLEMENTAL DISCLOSURE
           September 30, 2005


Retail Properties - Detail
--------------------------

JOINT VENTURE PROPERTIES:

   Midwest
   -------

Ohio
----
Amherst
 Marketplace (1) 76,737     3,200    79,937 100.00%100.00%100.00%   $795,711     $34,404    $830,115 $10.37 $10.75 $10.38
Granville
 Centre  (1)     90,047    41,496   131,543  38.81% 58.80% 45.12%    402,085     268,599     670,684  11.51  11.01  11.30
Sheffield
 Crossing  (1)   69,659    42,875   112,534 100.00% 85.17% 94.35%    761,278     357,363   1,118,641  10.93   9.79  10.54
              ------------------------------------------------------------------------------------------------------------
 Total - Ohio   236,443    87,571   324,014  76.70% 73.22% 75.76%  1,959,074     660,366   2,619,440  10.80  10.30  10.67
              ------------------------------------------------------------------------------------------------------------

 Mid-Atlantic
 ------------

Delaware
--------
Brandywine
 Town Center
 (1, 2)         770,432         -   770,432 100.00%     - 100.00% 11,683,810           -  11,683,810  15.17      -  15.17
Market Square
 Shopping
 Center  (1)     39,050    63,712   102,762 100.00%100.00%100.00%    515,375   1,578,202   2,093,577  13.20  24.77  20.37
              ------------------------------------------------------------------------------------------------------------
   Total -
   Delaware     809,482    63,712   873,194 100.00%100.00%100.00% 12,199,185   1,578,202  13,777,387  15.07      -  15.78
              ------------------------------------------------------------------------------------------------------------

   New York Region
   ---------------

New York
--------

Crossroads
 Shopping
 Center ( 3)    200,181   110,463   310,644 100.00%100.00%100.00%  2,218,752   3,817,716   6,036,468  11.08  34.56  19.43
              ------------------------------------------------------------------------------------------------------------

   Various Regions
   ---------------
Kroger/Safeway
 Portfolio (25
 Properties)(
 4)           1,018,100         - 1,018,100 100.00%     - 100.00%  8,664,352           -   8,664,352   8.51      -   8.51
              ------------------------------------------------------------------------------------------------------------

   Total -
  Operating
  Properties  2,264,206   261,746 2,525,952  97.57% 91.04% 96.89% 25,041,363   6,056,284  31,097,647  11.34  25.42  12.71
              ------------------------------------------------------------------------------------------------------------

Redevelopment
  properties
              ------------------------------------------------------------------------------------------------------------
Sterling
 Heights
 Shopping
 Center
 (Michigan)
 (5)             97,700    56,082   153,782  72.06% 26.09% 55.30%    281,600     140,554     422,154   4.00   9.61   4.96
400 East
 Fordham Road
 (New York)
 (6)            100,703    16,652   117,355 100.00%100.00%100.00%    275,000     369,128     644,128   2.73  22.17   5.49
Pelham Manor
 Shopping
 Plaza (New
 York)  (7)           -   398,775   398,775      -  87.21% 87.21%          -   2,147,201   2,147,201      -   6.17   6.17
Sherman Avenue
 (New York)
 (6)            134,773         -   134,773 100.00%     - 100.00%  1,337,368           -   1,337,368   9.92      -   9.92
Tarrytown
 Shopping
 Center (New
 York)  (5)      15,462    23,433    38,895 100.00% 39.18% 63.36%    475,000     275,716     750,716  30.72  30.03  30.46
161st Street
 (New York)
 (6)            137,334    86,277   223,611 100.00%100.00%100.00%  2,334,682   1,535,671   3,870,353  17.00  17.80  17.31
Hitchcock
 Plaza (South
 Carolina)
 (5)            135,775    98,563   234,338   0.00% 68.27% 28.71%          -     472,986     472,986      -   7.03   7.03
Pine Log Plaza
 (South
 Carolina)
 (5)             23,184    11,880    35,064 100.00% 73.23% 90.93%     69,552      64,850     134,402   3.00   7.45   4.22
Haygood
 Shopping
 Center
 (Virginia)
 (5)             78,880    79,349   158,229  65.64% 80.18% 72.93%     85,200     812,175     897,375   1.65  12.77   7.78
              ------------------------------------------------------------------------------------------------------------

   Total -
 Redevelopment
  Properties    723,811   771,011 1,494,822  73.73% 79.65% 76.78%  4,858,402   5,818,281  10,676,683   9.10   9.47   9.30
              ------------------------------------------------------------------------------------------------------------

Total - Joint
 Venture
 Properties   2,988,017 1,032,757 4,020,774  91.79% 82.54% 89.41%$29,899,765 $11,874,565 $41,774,330 $10.90 $13.93 $11.62
              ============================================================================================================

General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.

(1)  The Company has a 22% interest in Fund I which owns the property.

(2) Does not include approximately 150,000 square feet of new space in Phase II, which will be paid for by the JV on an "earnout basis" only if, and when it is leased.

(3) The Company has a 49% interest in two partnerships which, together, own the Crossroads Shopping Center.

(4) This represents a portfolio of 25 triple-net, anchor-only leases with Kroger and Safeway supermarkets.

(5)  The Company has a 22% interest in Fund I which owns 50% the property.

(6)  The Company has a 20% interest in Fund II which owns 97% the property.

(7) The Company has a 20% interest in Fund II which owns 97% the property. The redevelopment plan contemplates the demolition of the current industrial/warehouse buildings and the construction of a retail center.

Acadia Realty Trust [NYSE]
                    ------
                     AKR
--------------------------
QUARTERLY SUPPLEMENTAL DISCLOSURE
           September 30, 2005


                                                          Year-to-Date
                                                                         3 months    3 months  3 months    Year ended
                                                                            ended      ended      ended
                   Leasing Production             Notes: September 30,  September   June 30,   March 31,  December 31,
                                                              2005        30, 2005     2005       2005         2004
       ------------------------------------------        -------------- ----------- ---------- --------- ---------------
       New leases                                     (1)
       Number of new leases commencing                              18           8          6         4              34
       GLA                                                     159,825      90,775     46,584    22,466         191,419
       New base rent                                            $10.28       $7.32     $14.60    $13.28          $12.81
       Previous base rent (and percentage rent)                 $11.70      $10.78     $12.90    $12.90          $11.43
       Percentage growth in base rent                 (2)        -12.1%      -32.1%      13.2%      2.9%           12.0%
       Average cost per square foot                              $7.14       $7.02      $6.99     $7.96          $20.67

       Renewal leases
       Number of renewal leases commencing                          44          15         16        13              59
       GLA expiring                                            277,123      92,370     99,677    85,076         483,308
       Renewal percentage                             (3)           75%         84%        62%       81%             81%
       New base rent                                            $12.28      $13.85     $11.94    $10.81          $11.72
       Expiring base rent (and percentage rent)                 $10.89      $12.69      $9.70     $9.92          $10.94
       Percentage growth in base rent                             12.8%        9.1%      23.1%      9.0%            7.2%
       Average cost per square foot                              $0.00       $0.00      $0.00     $0.00           $0.00

       Total new and renewal Leases
       Number of new and renewal leases commencing                  62          23         22        17              93
       GLA commencing                                          368,127     168,366    108,384    91,378         674,727
       New base rent                                            $11.41      $10.33     $13.08    $11.42          $12.03
       Expiring base rent (and percentage rent)                 $11.24      $11.66     $11.08    $10.65          $11.08
       Percentage growth in base rent                 (3)          1.5%      -11.4%      18.1%      7.2%            8.6%
       Average cost per square foot                              $3.10       $3.78      $3.00     $1.96           $5.86


(1) Does not include leased square footage and costs related to first generation space and the Company's major redevelopment projects.
(2) During the 3rd quarter, Ashley Furniture at the Ledgewood Mall took occupancy of 41,806 square feet at the Ledgewood Mall at a rent of $5.09 psf. The predecessor tenant, Phar-Mor, had paid rent of $11.00 psf prior to leaving during 2002. Excluding this one lease, the leasing spread on the remaining new leases commencing during the quarter was + 17.2% and the spread and new and renewal leases in total was + 11.9%.
(3) Rent is presented on a cash basis. Rents have not been averaged over terms. Previous/expiring rent is that as of time of expiration and includes any percentage rent paid as well. New rent is that which is initially paid at commencement.

Acadia Realty Trust [NYSE]
                    ------
                     AKR
--------------------------
QUARTERLY SUPPLEMENTAL DISCLOSURE
           September 30, 2005


                    Top Tenants - Ranked by Annualized Base
                                      Rent
                    ----------------------------------------
                       (Combined basis - Includes pro-rata share of GLA and rent for JV properties)

                                                                                             Percentage of Total
                                   Wholly-Owned     Joint Ventures (2)        Combined         Represented by
                                                                                                Retail Tenant
                              ----------------------------------------------------------------------------------
                                                                                                                          Average
                         Number of                                                                                         Gross
          Retail    stores in   Total   Annualized   Total  Annualized   Total   Annualized    Total  AnnualizedAverage  Occupancy
                                            Base                Base                 Base                Base
Ranking   Tenant    combined     GLA      Rent (1)    GLA    Rent (1)     GLA      Rent (1)  Portfolio Rent (3)  Sales   Cost (4)
                     portfolio                                                                GLA( 3)            (per sq.
                                                                                                                   ft.)
----------------------------------------------------------------------------------------------------------------------------------
     1 Albertson's          4   220,625  $3,012,896       -         $-   220,625  $3,012,896      4.0%      5.6%
         -- Shaw's          3   175,801   2,358,192       -          -   175,801   2,358,192      3.2%      4.4%    475       2.8%
         -- Acme            1    44,824     654,704       -          -    44,824     654,704      0.8%      1.2%    294       5.5%

     2 Sears                7   485,111   1,829,484  67,482    326,963   552,593   2,156,447     10.1%      4.0%
         -- Kmart           5   424,411   1,571,484  49,355    277,463   473,766   1,848,947      8.6%      3.4%    166       3.7%
         -- Sears           2    60,700     258,000  18,127     49,500    78,827     307,500      1.4%      0.6%    231       1.8%

     3 T.J. Maxx           10   289,427   2,037,682   6,972     81,261   296,399   2,118,943      5.4%      3.9%
         -- T.J.
          Maxx              4    88,200     712,800   6,972     81,261    95,172     794,061      1.7%      1.5%    281       4.3%
         --
          Marshalls         3   102,781     731,494       -          -   102,781     731,494      1.9%      1.4%    178       5.7%
         -- A.J.
          Wright's          2    58,800     286,131       -          -    58,800     286,131      1.1%      0.5%    144       5.8%
         --
          Homegoods         1    39,646     307,257       -          -    39,646     307,257      0.7%      0.6%    146       6.8%

     4 Ahold                3   178,807   1,568,670       -          -   178,807   1,568,670      3.3%      2.9%
         -- Stop and
          Shop              2   116,717   1,289,265       -          -   116,717   1,289,265      2.1%      2.4%    346       3.6%
         -- Giant           1    62,090     279,405       -          -    62,090     279,405      1.1%      0.5%      -         -

     5 Wal-Mart             2   210,114   1,515,409       -          -   210,114   1,515,409      3.8%      2.8%    336       3.2%

       A&P
     6  (Waldbaum's)        2   100,266   1,666,284  18,722    246,960   118,988   1,913,244      2.2%      3.6%
         --
          Waldbaum's        3   100,266   1,666,284  18,722    246,960   118,988   1,913,244      2.2%      3.6%    348       5.8%

     7 Brook's Drug         8    91,534   1,161,882       -          -    91,534   1,161,882      1.7%      2.2%
         -- Eckerd's        8    91,534   1,161,882       -          -    91,534   1,161,882      1.7%      2.2%    442       4.6%

     8 Home Depot           2   211,003   1,009,646       -          -   211,003   1,009,646      3.8%      1.9%      -         -

     9 Pathmark             1    47,773     955,460       -          -    47,773     955,460      0.9%      1.8%      -         -

       Redner's
    10  Supermarket         2   111,739     863,432       -          -   111,739     863,432      2.0%      1.6%    250       4.0%

       Restoration
    11  Hardware            1     9,220     697,200       -          -     9,220     697,200      0.2%      1.3%    249      32.6%
    12 Kroger( 5)          13         -           - 132,259    722,228   132,259     722,228      2.4%      1.3%      -         -
    13 Safeway (6)         13         -           - 103,844    721,831   103,844     721,831      1.9%      1.3%      -         -
    14 Price Chopper        2    77,450     804,059       -          -    77,450     804,059      1.4%      1.5%    672       1.9%
       Clearview
    15  Cinema              1    25,400     686,250       -          -    25,400     686,250      0.5%      1.3%      -         -
       Federated
        Department
        Stores
    16  (Macy's)            1    73,349     651,245       -          -    73,349     651,245      1.3%      1.2%    205       6.2%
    17 JC Penney            2    72,580     591,747       -          -    72,580     591,747      1.3%      1.1%    182       5.9%
    18 Walgreen's           2    23,904     589,088       -          -    23,904     589,088      0.4%      1.1%    342       8.8%
       King Kullen
    19  Grocery             1    48,100     562,600       -          -    48,100     562,600      0.9%      1.0%    548       2.7%
    20 Payless Shoes       11    36,076     557,570   1,524     43,273    37,600     600,843      0.7%      1.1%      -         -
                    --------------------------------------------------------------------------------------------

           Total           88 2,312,478 $20,760,604 330,803 $2,142,516 2,643,281 $22,903,120     48.2%     42.5%
                    ============================================================================================

(1) Base rents do not include percentage rents (except where noted), additional rents for property expense reimbursements, and contractual rent escalations due after the date of this report.
(2) Includes Funds I, II and the Crossroads Shopping Center joint ventures. The above amounts represent the Company's pro-rata share of square footage and rent.
(3) Represents total GLA and annualized base rent for the Company's retail properties including its pro-rata share of joint venture properties.
(4) Occupancy cost = Gross rents (base rent, percentage rent and expense reimbursements) divided by sales. * indicates not all locations are required to report sales. Amount is left blank if the tenant is not required to report sales at any of the locations.
(5) Kroger has sub-leased 4 of these locations to supermarket tenants, 2 locations to a non-supermarket tenant and ceased operations at one other location.
(6) Safeway has sub-leased 7 of these locations to supermarket tenants, 1 location to a non-supermarket tenant and ceased operations at one other location.

Acadia Realty Trust [NYSE]
                    ------
                     AKR
--------------------------
QUARTERLY SUPPLEMENTAL DISCLOSURE
           September 30, 2005


               Anchor Detail
               -------------

----------------------------------------------------------------------------------------------
                                                              Annual  Annual
            Property/Tenant Name         Square     Lease      Base    Base
              (Type of Center)           Footage Expiration    Rent    Rent       Options
                                                                        PSF
----------------------------------------------------------------------------------------------
THE COMPANY CONSIDERS THOSE TENANTS WHO COMPRISE GREATER THAN 10% OF A CENTER'S
GLA AS ANCHOR TENANTS
(The below detail does not include space which is currently leased, but for which rent payment has not yet commenced)

Retail Anchor Properties- Wholly Owned
--------------------------------------

New York Region
---------------
 Connecticut
 -----------
  239 Greenwich Ave., Greenwich
    Coach                                  4,541  1/31/2016   356,469  78.50 (1) 5 Year
    Restoration Hardware                  12,293  4/30/2015   929,600  75.62 (2) 5 Years
                                        ---------           -----------------
               Property total             16,834            1,286,069  76.40
                                        ---------           -----------------

 New Jersey
 ----------
  Elmwood Park Shopping Center, Elmwood
   Park
    Walgreens                             14,837  5/31/2022   435,000  29.32 (8) 5 Year
    Pathmark                              47,773 11/30/2017   955,460  20.00 (7) 5 Year
                                        ---------           -----------------
               Property total             62,610            1,390,460  22.21
                                        ---------           -----------------

 New York
 --------
  Soundview Marketplace, Port Washington
    King Kullen                           48,100  9/26/2007  $562,600 $11.70 (7) 5 Year
    Clearview Cinema                      25,400  5/31/2010   686,250  27.02 (4) 5 Year
                                        ---------           -----------------
               Property total             73,500            1,248,850  16.99
                                        ---------           -----------------

  Smithtown Shopping Center, Smithtown
    Daffy's                               16,125   1/7/2008   274,125  17.00 (4) 5 Year
    Walgreens                              9,067 12/31/2021   154,088  16.99                -
                                        ---------           -----------------
               Property total             25,192              428,213  17.00
                                        ---------           -----------------

  The Branch Shopping Center, Smithtown
    CVS                                   11,050  5/31/2010   172,405  15.60                -
    A&P                                                                      (1) 10 Year & (1)
                                          63,000 11/30/2013   920,964  14.62  5 Year
                                        ---------           -----------------
    Property Total:                       74,050            1,093,369  14.77
                                        ---------           -----------------

  Amboy Shopping Center

    Waldbaum's (A&P)                      37,266 12/31/2014   745,320  20.00 (3) 5 Year
    Duane Reed                             9,698  8/31/2008   266,695  27.50 (2) 5 Year
                                        ---------           -----------------
                                          46,964            1,012,015  21.55
                                        ---------           -----------------
  Pacesetter Park Shopping Center,
   Pomona
    Stop & Shop (Ahold)                   52,052  8/31/2020   352,265   6.77 (2) 10 Year
                                        ---------           -----------------
               Property total             52,052              352,265   6.77
                                        ---------           -----------------


           Total: New York Region        351,202            6,811,241  19.39
                                        ---------           -----------------

Acadia Realty Trust [NYSE]
                    ------
                     AKR
--------------------------
QUARTERLY SUPPLEMENTAL DISCLOSURE
           September 30, 2005


               Anchor Detail
               -------------

----------------------------------------------------------------------------------------------
                                                              Annual  Annual
            Property/Tenant Name         Square     Lease      Base    Base
              (Type of Center)           Footage Expiration    Rent    Rent       Options
                                                                        PSF
----------------------------------------------------------------------------------------------
THE COMPANY CONSIDERS THOSE TENANTS WHO COMPRISE GREATER THAN 10% OF A CENTER'S
GLA AS ANCHOR TENANTS
(The below detail does not include space which is currently leased, but for which rent payment has not yet commenced)


Retail Anchor Properties- Wholly Owned (continued)
--------------------------------------------------

New England
-----------

 Connecticut
 -----------
  Town Line Plaza, Rocky Hill
         Wal*Mart( 1)                      97,300          -        $-    $- REA Agreement
         Super Stop & Shop (Ahold)         64,665 11/30/2023   937,000 14.49 (7) 5 Year
                                        ----------           ----------------
                 Property total           161,965              937,000 14.49
                                        ----------           ----------------

 Massachusetts
 ---------------------------------------
  Methuen Shopping Center, Methuen
         Demoulas Super Markets            30,460  1/31/2015   109,656  3.60 (2) 5 Year
         Osco Drug (Brook's)               10,234 12/31/2005    92,308  9.02                 -
         Wal*Mart                          89,544 10/23/2011   626,808  7.00 (8) 5 Year
                                        ----------           ----------------
                 Property total           130,238              828,772  6.36
                                        ----------           ----------------

  Crescent Plaza, Brockton
         Home Depot                       106,760 10/31/2021   602,126  5.64 (7) 5 Year
         Shaw's  (Albertsons)              50,225 12/31/2012   516,960 10.29 (6) 5 Year
                                        ----------           ----------------
                 Property total           156,985            1,119,086  7.13
                                        ----------           ----------------

 New York
 ---------------------------------------
  New Loudon Center, Latham
         Bon Ton                           65,365   2/1/2014   261,460  4.00 (4) 5 Year
         Marshalls (TJX)                   37,212  1/31/2014   158,151  4.25 (3) 5 Year
         Price Chopper                     77,450  5/31/2015   804,059 10.38 (4) 5 Year
         A.C. Moore                        21,520  4/30/2009   221,226 10.28 (1) 5 Year
         Raymours Furniture Co             49,664  4/30/2019   155,591  3.13 (3) 5 Year
                                        ----------           ----------------
                 Property total           251,211            1,600,487  6.37
                                        ----------           ----------------

 Rhode Island
 ---------------------------------------
  Walnut Hill Plaza, Woonsocket
         Sears                             60,700  8/31/2008   258,000  4.25 (5) 5 Year
         CVS                                8,800  1/31/2009   154,000 17.50 (1) 5 Year
         Shaw's  (Albertsons)              52,392 12/31/2013   523,920 10.00 (6) 5 Year
                                        ----------           ----------------
                 Property total           121,892              935,920  7.68
                                        ----------           ----------------

 Vermont
 ---------------------------------------
  Gateway Shopping Center
         Shaw's (Albertsons)                                                 (1) 10 Yr., (3) 5
                                           73,184  3/31/2024 1,317,311 18.00  Yr. & (1) 4 Yr.
                                        ----------           ----------------
                 Property total            73,184            1,317,311 18.00
                                        ----------           ----------------

               Total : New England        895,475            6,738,576  8.44
                                        ----------           ----------------
Midwest
---------

 Illinois
 --------
  Hobson West Plaza, Naperville
         Bobak's Market and Restaurant     51,692 11/30/2007   225,436  4.36 (5) 5 Year
                                        ----------           ----------------
                 Property total            51,692              225,436  4.36
                                        ----------           ----------------
 Indiana
 ---------------------------------------
  Merrillville Plaza, Merrillville
         JC Penney                         50,000  1/31/2008   495,000  9.90 (2) 5 Year
         Officemax                         26,157  7/31/2008   222,335  8.50 (4) 5 Year
         Pier I                             9,143  1/31/2009   128,002 14.00 -
         David's Bridal                    13,266 11/19/2010   165,825 12.50 (2) 5 Year
         Toys R Us                         21,500  1/31/2014    87,500  4.07 (5) 5 Year
         TJ Maxx (TJX)                     25,200  1/31/2009   195,300  7.75 (1) 5 Year
                                        ----------           ----------------
                 Property total           145,266            1,293,962  8.91
                                        ----------           ----------------

(1) This space is contiguous to the Company's property and is not owned by the Company.

Acadia Realty Trust [NYSE]
                    ------
                     AKR
--------------------------
QUARTERLY SUPPLEMENTAL DISCLOSURE
           September 30, 2005


               Anchor Detail
               -------------

----------------------------------------------------------------------------------------------
                                                              Annual  Annual
            Property/Tenant Name         Square     Lease      Base    Base
              (Type of Center)           Footage Expiration    Rent    Rent       Options
                                                                        PSF
----------------------------------------------------------------------------------------------
THE COMPANY CONSIDERS THOSE TENANTS WHO COMPRISE GREATER THAN 10% OF A CENTER'S
GLA AS ANCHOR TENANTS
(The below detail does not include space which is currently leased, but for which rent payment has not yet commenced)


Retail Anchor Properties- Wholly Owned (continued)
--------------------------------------------------

 Michigan
 --------
  Bloomfield Town Square, Bloomfield
   Hills
     HomeGoods (TJX)                       39,646  5/31/2010   307,257  7.75 (3) 5 Year
     Officemax                             21,500  6/30/2010   193,500  9.00 (3) 5 Year
     Marshalls (TJX)                       28,324  9/30/2011   226,592  8.00 (3) 5 Year
     TJ Maxx (TJX)                         36,000  1/31/2009   261,000  7.25 (1) 5 Year
                                        ----------           ----------------
               Property total             125,470              988,349  7.88
                                        ----------           ----------------

 Ohio
 ----
  Mad River Station, Dayton
     Babies 'R' Us                         33,147  2/28/2010   260,204  7.85 (2) 5 Year
     Pier I                                10,111  2/28/2010   227,037 22.45  -
     Office Depot                          25,038  8/31/2010   315,479 12.60  -
                                        ----------           ----------------
               Property total              68,296              802,720 11.75
                                        ----------           ----------------

               Total: Midwest             390,724            3,310,467  8.47
                                        ----------           ----------------

Mid-Atlantic
------------

 New Jersey
 ----------
  Marketplace of Absecon, Absecon
     Eckerd Drug (Brook's)                 13,207  8/30/2020   329,310 24.93 (4) 5 Year
     Acme Markets (Albertson)              44,824  4/30/2015   654,704 14.61 (8) 5 Year
                                        ----------           ----------------
               Property total              58,031              984,014 16.96
                                        ----------           ----------------

  Ledgewood Mall, Ledgewood
     Circuit City                          33,294  1/31/2020   449,469 13.50 (4) 5 Year
     Ashley Furniture                      41,806 12/31/2010   212,793  5.09 (2) 5 Year
     Barnes & Noble                        12,500  1/31/2010   224,000 17.92 (5) 5 Year
     Marshalls (TJX)                       37,245  1/31/2007   346,751  9.31 (4) 5 Year
     The Sports Authority                  52,205  5/31/2007   225,000  4.31 (6) 5 Year
     Macy's Department Store (Federated)                                     (3) 5 Year
      (1)                                  73,349  1/31/2010   651,245  8.88
     Wal*Mart                             120,570  3/31/2019   888,601  7.37 (6) 5 Year
                                        ----------           ----------------
               Property total             370,969            2,997,859  8.08
                                        ----------           ----------------

 Pennsylvania
 ------------
  Abington Town Center, Abington
     TJ Maxx (TJX)                                                           (2) 5 Year (6
                                           27,000 11/30/2010  $256,500 $9.50  Months)
     Target( 1)                                                              Condominium
                                          157,616          -         -     -  Agreement
                                        ----------           ----------------
               Property total             184,616              256,500  9.50
                                        ----------           ----------------

            Total : Mid-Atlantic          613,616            4,238,373  9.29
                                        ----------           ----------------

Acadia Realty Trust [NYSE]
                    ------
                     AKR
--------------------------
QUARTERLY SUPPLEMENTAL DISCLOSURE
           September 30, 2005


               Anchor Detail
               -------------

----------------------------------------------------------------------------------------------
                                                              Annual  Annual
            Property/Tenant Name         Square     Lease      Base    Base
              (Type of Center)           Footage Expiration    Rent    Rent       Options
                                                                        PSF
----------------------------------------------------------------------------------------------
THE COMPANY CONSIDERS THOSE TENANTS WHO COMPRISE GREATER THAN 10% OF A CENTER'S
GLA AS ANCHOR TENANTS
(The below detail does not include space which is currently leased, but for which rent payment has not yet commenced)


Retail Anchor Properties- Wholly Owned (continued)
--------------------------------------------------
Northeast Pennsylvania
----------------------
  Blackman Plaza, Wilkes-Barre
    Eckerd Drug (Brook's)                   7,000  7/31/2006      59,710  8.53  -
    Kmart                                 104,956 10/31/2009     204,664  1.95 (8) 5 Year
                                        ----------           ------------------
               Property total             111,956                264,374  2.36
                                        ----------           ------------------

  Bradford Towne Centre, Towanda
    Kmart                                  94,841  3/31/2019     474,205  5.00 (10) 5 Year
    Eckerd Drug (Brook's)                  11,840  1/31/2010     118,400 10.00  -
    JC Penney                              22,580 11/30/2009      96,747  4.28 (7) 5 Year
    P & C Foods (Penn Traffic)             51,658  9/30/2014     413,264  8.00 (2) 5 Year
                                        ----------           ------------------
               Property total             180,919              1,102,616  6.09
                                        ----------           ------------------

  Greenridge Plaza, Scranton
    Giant Food Stores (Ahold)              62,090  4/30/2021     279,405  4.50 (6) 5 Year
                                        ----------           ------------------
               Property total              62,090                279,405  4.50
                                        ----------           ------------------

  Luzerne Street Shopping Center,
   Scranton
    Price Rite (Wakefern)                  29,663  4/30/2015     118,652  4.00 (4) 5 Year
    Eckerd Drug (Brook's)                  14,000  4/30/2009     105,000  7.50 (2) 5 Year
                                        ----------           ------------------
               Property total              43,663                223,652  5.12
                                        ----------           ------------------

  Mark Plaza, Edwardsville
    Kmart                                 104,956 10/31/2009     204,664  1.95 (9) 5 Year
    Redner's Market                        52,639  5/31/2018     447,432  8.50 (2) 5 Year
                                        ----------           ------------------
               Property total             157,595                652,096  4.14
                                        ----------           ------------------

  Pittston Plaza, Pittston
    Eckerd Drugs (Brook's)                  8,468  6/30/2006      80,446  9.50 (2) 5 Year
    Redner's Market                        59,100 12/31/2018     416,000  7.04 (2) 5 Year
                                        ----------           ------------------
               Property total              67,568                496,446  7.35
                                        ----------           ------------------

  Plaza 422, Lebanon
    Home Depot                            104,243 12/31/2028     407,520  3.91 (6) 5 Year
                                        ----------           ------------------
               Property total             104,243                407,520  3.91
                                        ----------           ------------------

  Route 6 Mall, Honesdale
    Eckerd Drugs (Brook's)                 11,840  1/31/2011     112,480  9.50 (3) 5 Year
    Fashion Bug                            15,000  1/31/2006           -     -  -
    Kmart                                 119,658  4/30/2020     687,947  5.75 (10) 5 Year
                                        ----------           ------------------
               Property total             146,498                800,427  5.46
                                        ----------           ------------------

     Total : Northeastern Pennsylvania    874,532              4,226,536  4.83
                                        ----------           ------------------


Total: Retail Anchor Properties - Wholly
 Owned Properties                       3,125,549            $25,325,193 $8.82
                                        ==========           ==================


(1) Target owns the portion of the main building (157,616 square feet) that their store is located in.

Acadia Realty Trust [NYSE]
                    ------
                     AKR
--------------------------
QUARTERLY SUPPLEMENTAL DISCLOSURE
           September 30, 2005


               Anchor Detail
               -------------

----------------------------------------------------------------------------------------------
                                                              Annual  Annual
            Property/Tenant Name         Square     Lease      Base    Base
              (Type of Center)           Footage Expiration    Rent    Rent       Options
                                                                        PSF
----------------------------------------------------------------------------------------------
THE COMPANY CONSIDERS THOSE TENANTS WHO COMPRISE GREATER THAN 10% OF A CENTER'S
GLA AS ANCHOR TENANTS
(The below detail does not include space which is currently leased, but for which rent payment has not yet commenced)

Joint Venture Properties
------------------------

New York Region
---------------
 New York
 ---------------------------------------
  Crossroads Shopping Center,
  White Plains (49% jv)
    Kmart                                100,725  1/31/2012   $566,250 $5.62 (5) 5 Year
    Waldbaum's (A&P)                      38,208 12/31/2007    504,000 13.19 (5) 5 Year
    B. Dalton (Barnes & Noble)            12,430  5/28/2012    345,927 27.83 (2) 5 Year
    Pier 1                                 8,818  2/28/2007    278,825 31.62 (2) 5 Year
    Pay Half                              15,000  1/31/2018    330,000 22.00  -
    Modell's                              25,000  2/28/2009    193,750  7.75 (2) 5 Year
                                        ---------           -----------------
               Property total            200,181             2,218,752 11.08
                                        ---------           -----------------

  400 East Fordham Road (Fund II)
    Sears                                100,703  7/16/2007    275,000  2.73   -
                                        ---------           -----------------

  Tarrytown Centre
    Walgreen's                            15,462  3/31/2080    475,000 30.72   -
                                        ---------           -----------------

  Sherman Avenue
    Pilot Garage                          74,000  6/14/2007    365,000  4.93   -
    City of New York                      60,773     MTM       972,368 16.00   -
                                        ---------           -----------------
                                         134,773             1,337,368  9.92
                                        ---------           -----------------
  161st Street
    City of New York                     137,334  7/18/2006  2,334,682 17.00   -
                                        ---------           -----------------
                                         137,334             2,334,682 17.00
                                        ---------           -----------------

          Total  : New York Region       588,453             6,640,802 11.29
                                        ---------           -----------------

Mid-Atlantic Region
----------------------------------------

 Delaware
 ---------------------------------------
  Brandywine Town Center (Fund I)
    Annie Sez (Big M)                     13,325  1/31/2007    279,825 21.00 (3) 5 Year
    Michaels                              24,876  2/28/2011    547,272 22.00 (3) 5 Year
    Old Navy (The Gap)                    24,631  4/30/2011    541,872 22.00 (1) 5 Year
    Petsmart                              23,963  6/30/2017    455,297 19.00 (2) 5 Year
    Thomasville Furniture                 18,893 11/30/2011    467,413 24.74 (2) 5 Year
    World Market                          20,310  1/31/2015    406,200 20.00  -
    Access Group                          76,458  5/31/2015  1,517,691 19.85
    Bed, Bath & Beyond                    50,977  1/31/2014    868,426 17.04 (3) 5 Year
    Dick's Sporting Goods                 50,000  5/31/2013    700,000 14.00 (3) 5 Year
    Lowe's Home Centers                  140,000  8/31/2018  1,925,000 13.75 (6) 5 Year
    Regal Cinemas                         65,641   6/1/2017    861,210 13.12 (4) 5 Year
    Target                               138,000  1/31/2018    800,000  5.80 (5) 10 Year
    Kincaid Furniture                     14,535  3/31/2010    247,095 17.00 (2) 5 Year
    Transunion Settlement                 39,714  3/31/2013    911,376 22.95 (1) 5 Year
    The Bombay Company                     8,965  1/31/2015    215,160 24.00 (2) 5 Year
    Lane Home Furnishings                 21,827 10/31/2015    409,693 18.77
    Tutor Time                            10,317  2/28/2010    139,280 13.50 (3) 5 Year
    Moe's                                  3,000  7/31/2015     66,000 22.00
    MJM Designer                          25,000  9/30/2015    325,000 13.00
                                        ---------           -----------------
               Property total            770,432            11,683,810 15.17
                                        ---------           -----------------

  Market Square Shopping Center (Fund I)
    Trader Joe's                           7,675  1/31/2013    149,663 19.50 (3) 5 Year
    TJ Maxx (TJX)                         31,375  1/31/2006    365,712 11.66 (2) 5 Year
                                        ---------           -----------------
               Property total             39,050               515,375 13.20
                                        ---------           -----------------

 South Carolina
 ---------------------------------------
  Hitchcock Plaza (Fund I)
  Pine Log Plaza (Fund I)
    Farmers Furniture                     23,184  3/31/2009     69,552  3.00 (1) 5 Year
                                        ---------           -----------------

Acadia Realty Trust [NYSE]
                    ------
                     AKR
--------------------------
QUARTERLY SUPPLEMENTAL DISCLOSURE
           September 30, 2005


               Anchor Detail
               -------------

----------------------------------------------------------------------------------------------
                                                              Annual  Annual
            Property/Tenant Name         Square     Lease      Base    Base
              (Type of Center)           Footage Expiration    Rent    Rent       Options
                                                                        PSF
----------------------------------------------------------------------------------------------
THE COMPANY CONSIDERS THOSE TENANTS WHO COMPRISE GREATER THAN 10% OF A CENTER'S
GLA AS ANCHOR TENANTS
(The below detail does not include space which is currently leased, but for which rent payment has not yet commenced)


Joint Venture Properties (continued)
------------------------------------

Mid-Atlantic Region (continued)
-------------------------------
 Virginia
 --------
  Haygood Shopping Center (Fund I)
     Eckerd Drugs (Brook's)                11,280 11/30/2009      28,500   2.53  -
     Rose's                                                                      - Termination agreement @ 1/31/05
                                           40,500  1/31/2005      56,700   1.40
                                        ----------           -------------------
               Property Total              51,780                 85,200   1.65
                                        ----------           -------------------

        Total  : Mid-Atlantic Region      884,446             12,353,937  13.97
                                        ----------           -------------------

Midwest Region
--------------

 Ohio
 ----
  Amherst Marketplace (Fund I)
     Giant Eagle                           76,737   9/3/2021     795,711  10.37 (4) 5 Year
                                        ----------           -------------------

  Granville Centre (Fund I)
     California Fitness                    34,951  1/31/2017     402,085  11.50 (2) 5 Year
                                        ----------           -------------------

  Sheffield Crossing (Fund I)
     Revco Drug                            10,500  5/31/2012     140,700  13.40 (3) 5 Year
     Giant Eagle                           59,159  5/31/2022     620,578  10.49 (4) 5 Year
                                        ----------           -------------------
               Property total              69,659                761,278  10.93
                                        ----------           -------------------

 Michigan
 --------
  Sterling Heights (Fund I)
     Burlington Coat Factory               70,400  1/31/2024     281,600   4.00   -
                                        ----------           -------------------


               Total: Midwest             251,747              2,240,674   8.90
                                        ----------           -------------------
 Various
 -------

     Kroger/Safeway (Fund I)            1,018,100       2009   8,664,352   8.51
                                        ----------           -------------------


       Total: Joint Venture Properties  2,742,746            $29,899,765 $10.90
                                        ==========           ===================

Acadia Realty Trust [NYSE]
                    ------
                     AKR
--------------------------
QUARTERLY SUPPLEMENTAL DISCLOSURE
           September 30, 2005



           Anchor Lease Expirations - Next 3 Years
           ---------------------------------------


  -------------------------------------------------------------------------
                              Gross Leased          Annualized Base Rent
                                   Area
                             ----------------    --------------------------
                                        Percent             Percent Average
                              Square    of                     of     per
       Center       Anchor    footage all anchors  Amount     all   Sq. Ft.
                                                             anchors
  -------------------------------------------------------------------------

    Wholly Owned
    ------------

   Month-to-month
             2005
  Methuen Shopping
   Osco Drug Center(Brook's)   10,234   0.36%        92,308    0.36%  9.02
                             ----------------    --------------------------

             2006
  Pittston Plaza
   Eckerd Drugs (Brook's)       8,468   0.29%        80,446    0.32%  9.50
  Route 6 Plaza
   Fashion Bug (1)             15,000   0.52%             -    0.00%     -
  Blackman Plaza
   Eckerd Drugs (Brook's)       7,000   0.24%        59,710    0.24%  8.53
                             ----------------    --------------------------

                  Total 2006   30,468   1.05%       140,156    0.56%  4.60
                             ----------------    --------------------------

             2007
  Ledgewood Mall
   The Sports Authority        52,205   1.82%       225,000    0.89%  4.31
  Soundview King Kullen
   Marketplace                 48,100   1.68%       562,600    2.22% 11.70
  Hobson West Bobak's
   Plaza                       51,692   1.80%       225,436    0.89%  4.36
                             ----------------    --------------------------

                  Total 2007  151,997   5.30%     1,013,036    4.00%  6.66
                             ----------------    --------------------------


     Total - Next 3 Years    $192,699   6.71%    $1,245,500    4.92% $6.46
                             ================    ==========================


  Joint Venture - Crossroads
  --------------------------

             2005                   -                     -
             2006                   -                     -
             2007
  Crossroads
   Pier 1 Shopping Center       8,818   4.41%       278,825   12.57% 31.62
  Crossroads Waldbaum's
   Shopping Center             38,208  19.09%       504,000   22.72% 13.19
                             ----------------    --------------------------

                  Total 2007   47,026  23.50%       782,825   35.29% 16.65
                             ----------------    --------------------------
     Total - Next 3 Years     $47,026  23.50%      $782,825   35.29%$16.65
                             ================    ==========================


       Fund I
  ----------------

             2005                   -                     -
             2006
  Market Square   TJ Maxx
   Shopping Center             31,375   1.45%       365,712    1.54% 11.66
  Haygood ShoppingRose's
   Center                      40,500   1.87%        56,700    0.24%  1.40

             2007
  Brandywine Town Annie Sez
   Center          (Big M)     13,325   0.61%       279,825    1.18% 21.00
                             ----------------    --------------------------

                   Total -
                    Next 3
                     Years    $85,200   3.93%      $702,237    2.96% $8.24
                             ================    ==========================


      Fund II
      -------

   Month-to-month
  Sherman Avenue  New York
                   City        60,773  16.30%       972,368   24.64% 16.00

             2005                   -                     -

             2006                   -                     -
  161st Street    New York
                   City       137,334  36.84%     2,334,682   59.15% 17.00

             2007
  Sherman Avenue  Pilot
                   Garage      74,000  19.85%       365,000    9.25%  4.93
  400 East FordhamSears
   Road                       100,703  27.01%       275,000    6.97%  2.73
                             ----------------    --------------------------

                  Total 2007  174,703  46.86%       640,000   16.22%  3.66
                             ----------------    --------------------------

     Total - Next 3 Years    $372,810 100.00%    $3,947,050   40.86%$10.59
                             ================    ==========================

(1)  Tenant pays rent based on percentage of sales

Acadia Realty Trust [NYSE]
                    ------
                     AKR
--------------------------
QUARTERLY SUPPLEMENTAL DISCLOSURE
           September 30, 2005



                          Lease Expirations
                          -----------------


                   -------------------------------------------------------------------
                               Gross Leased Area             Annualized Base Rent
                            -----------------------         ---------------------
                   Number of                Percent                     PercentAverage
                    Leases       Square       of                          of     per
                   Expiring     Footage      Total             Amount    Total Sq. Ft.
                   -------------------------------------------------------------------

Wholly-Owned Propeties
  Anchor Tenant Expirations
              2005        1          10,234   0.36%             $92,308   0.36%  9.02
              2006        3          30,468   1.06%             140,156   0.55%  4.60
              2007        3         151,997   5.29%           1,013,036   4.00%  6.66
              2008        5         162,680   5.67%           1,516,155   5.99%  9.32
              2009        9         347,155  12.09%           1,570,602   6.20%  4.52
              2010       14         376,113  13.11%           3,900,549  15.41% 10.37
              2011        3         129,708   4.52%             965,880   3.81%  7.45
              2012        1          50,225   1.75%             516,960   2.04% 10.29
              2013        2         115,392   4.02%           1,444,884   5.71% 12.52
              2014        5         212,980   7.42%           1,267,126   5.00%  5.95
              2015        5         164,230   5.72%           2,507,015   9.90% 15.27
              2016        1           4,541   0.16%             356,469   1.41% 78.50
              2017        1          47,773   1.66%             955,460   3.77% 20.00
              2018        2         111,739   3.89%             863,432   3.41%  7.73
              2019        4         265,075   9.23%           1,518,396   6.00%  5.73
              2020        4         218,211   7.60%           1,818,995   7.18%  8.34
              2021        3         177,917   6.20%           1,035,619   4.09%  5.82
              2022        1          14,837   0.52%             435,000   1.72% 29.32
              2023        1          64,665   2.25%             937,000   3.70% 14.49
              2024        1          73,184   2.55%           1,317,311   5.20% 18.00
              2028        3         141,509   4.93%           1,152,840   4.55%  8.15

                   --------------------------------         --------------------------
    Total Occupied       72       2,870,633 100.00%         $25,325,193 100.00% $8.82

    Anchor GLA Owned by Tenants     254,916
    Total Vacant                     81,243
                            ----------------

    Total Square Feet             3,206,792
                            ================

Acadia Realty Trust [NYSE]
                    ------
                     AKR
--------------------------
QUARTERLY SUPPLEMENTAL DISCLOSURE
           September 30, 2005


                          Lease Expirations
                          -----------------


                   -------------------------------------------------------------------
                               Gross Leased Area             Annualized Base Rent
                            -----------------------         ---------------------
                   Number of                Percent                     PercentAverage
                    Leases       Square       of                          of     per
                   Expiring     Footage      Total             Amount    Total Sq. Ft.
                   -------------------------------------------------------------------

Wholly-Owned Propeties
 Shop Tenant Expirations
       Month to Month    19     49,740   3.88%            $604,274   3.07%$12.15
             2005         9     20,933   1.63%             296,007   1.51% 14.14
             2006        58    202,816  15.81%           2,766,439  14.07% 13.64
             2007        62    226,475  17.65%           3,337,376  16.99% 14.74
             2008        56    179,265  13.97%           3,249,350  16.53% 18.13
             2009        55    189,042  14.73%           2,921,635  14.86% 15.45
             2010        31    112,977   8.80%           1,313,627   6.68% 11.63
             2011        16     67,148   5.23%           1,219,595   6.20% 18.16
             2012         6     16,261   1.27%             361,466   1.84% 22.23
             2013        13     41,834   3.26%             847,441   4.31% 20.26
             2014        18     83,719   6.52%           1,135,171   5.77% 13.56
             2015         8     63,672   4.96%             843,235   4.29% 13.24
             2018         4      6,805   0.53%             267,306   1.36% 39.28
             2019         1          -   0.00%              51,205   0.26%     -
             2020         4     17,945   1.40%             351,228   1.79% 19.57
             2022         1      2,205   0.17%              41,895   0.21% 19.00
             2025         1      2,400   0.19%              51,840   0.26% 21.60
             2030         2          -   0.00%                   -   0.00%     -

                  ----------------------------         --------------------------
    Total Occupied      364  1,283,237 100.00%         $19,659,090 100.00%$15.32

    Total Vacant               219,554
                            -----------

    Total Square Feet        1,502,791
                            ===========

Acadia Realty Trust [NYSE]
                    ------
                     AKR
--------------------------
QUARTERLY SUPPLEMENTAL DISCLOSURE
           September 30, 2005


                          Lease Expirations
                          -----------------

                   -------------------------------------------------------------------
                               Gross Leased Area             Annualized Base Rent
                            -----------------------         ---------------------
                   Number of                Percent                     PercentAverage
                    Leases       Square       of                          of     per
                   Expiring     Footage      Total             Amount    Total Sq. Ft.
                   -------------------------------------------------------------------
Wholly-Owned Propeties
  Total Tenant Expirations
       Month to Month    19     49,740   1.20%            $604,274   1.34%$12.15
             2005        10     31,167   0.75%             388,315   0.86% 12.46
             2006        61    233,284   5.62%           2,906,595   6.46% 12.46
             2007        65    378,472   9.11%           4,350,412   9.67% 11.49
             2008        61    341,945   8.22%           4,765,505  10.61% 13.94
             2009        64    536,197  12.91%           4,492,237   9.99%  8.38
             2010        45    489,090  11.77%           5,214,176  11.59% 10.66
             2011        19    196,856   4.74%           2,185,475   4.86% 11.10
             2012         7     66,486   1.60%             878,426   1.95% 13.21
             2013        15    157,226   3.79%           2,292,325   5.10% 14.58
             2014        23    296,699   7.14%           2,402,297   5.34%  8.10
             2015        13    227,902   5.49%           3,350,250   7.45% 14.70
             2016         1      4,541   0.11%             356,469   0.79% 78.50
             2017         1     47,773   1.15%             955,460   2.12% 20.00
             2018         6    118,544   2.85%           1,130,738   2.51%  9.54
             2019         5    265,075   6.38%           1,569,601   3.49%  5.92
             2020         8    236,156   5.69%           2,170,223   4.82%  9.19
             2021         3    177,917   4.28%           1,035,619   2.30%  5.82
             2022         2     17,042   0.41%             476,895   1.06% 27.98
             2023         1     64,665   1.56%             937,000   2.08% 14.49
             2024         1     73,184   1.76%           1,317,311   2.93% 18.00
             2025         1      2,400   0.06%              51,840   0.12% 21.60
             2028         3    141,509   3.41%           1,152,840   2.56%  8.15
             2030         2          -   0.00%                   -   0.00%     -
                  ----------------------------         --------------------------

    Total Occupied      436  4,153,870 100.00%         $44,984,283 100.00%$10.83

   Anchor GLA Owned by Tenants 254,916
    Total Vacant               300,797
                            -----------

    Total Square Feet        4,709,583
                            ===========

Acadia Realty Trust [NYSE]
                    ------
                     AKR
--------------------------
QUARTERLY SUPPLEMENTAL DISCLOSURE
           September 30, 2005


                          Lease Expirations
                          -----------------

                   -------------------------------------------------------------------
                               Gross Leased Area             Annualized Base Rent
                            -----------------------         ---------------------
                   Number of                Percent                     PercentAverage
                    Leases       Square       of                          of     per
                   Expiring     Footage      Total             Amount    Total Sq. Ft.
                   -------------------------------------------------------------------

Fund I
  Anchor Tenant Expirations
              2006        2     71,875   3.31%            $422,412   1.78%            5.88
              2007        1     13,325   0.61%             279,825   1.18%           21.00
              2009       27  1,052,564  48.52%           8,762,404  36.92%            8.32
              2010        2     24,852   1.15%             386,375   1.63%           15.55
              2011        3     68,400   3.15%           1,556,557   6.56%           22.76
              2012        2     21,000   0.97%             275,835   1.16%           13.14
              2013        3     97,389   4.49%           1,761,039   7.42%           18.08
              2014        2     50,977   2.35%             868,426   3.66%           17.04
              2015        6    155,560   7.17%           2,939,744  12.39%           18.90
              2017        3    124,555   5.74%           1,718,592   7.24%           13.80
              2018        2    278,000  12.81%           2,725,000  11.48%            9.80
              2021        2     66,237   3.05%             660,576   2.78%            9.97
              2022        1     59,159   2.73%             620,578   2.61%           10.49
              2024        1     70,400   3.24%             281,600   1.19%            4.00
              2080        1     15,462   0.71%             475,000   2.00%           30.72

                   ---------------------------         ------------------------------------
    Total Occupied       58  2,169,755 100.00%         $23,733,963 100.00%          $10.94


    Total Vacant               245,271
                            -----------

    Total Square
     Feet                    2,415,026
                            ===========

Acadia Realty Trust [NYSE]
                    ------
                     AKR
--------------------------
QUARTERLY SUPPLEMENTAL DISCLOSURE
           September 30, 2005


                          Lease Expirations
                          -----------------

                   -------------------------------------------------------------------
                               Gross Leased Area             Annualized Base Rent
                            -----------------------         ---------------------
                   Number of                Percent                     PercentAverage
                    Leases       Square       of                          of     per
                   Expiring     Footage      Total             Amount    Total Sq. Ft.
                   -------------------------------------------------------------------
Fund I
  Shop Tenant Expirations
        Month to Month   25     66,052  22.26%           $898,027  22.42%$13.60
              2005        7     17,745   5.98%            159,487   3.98%  8.99
              2006       10     38,179  12.87%            628,268  15.69% 16.46
              2007       15     34,819  11.73%            475,448  11.87% 13.65
              2008       13     34,437  11.60%            509,601  12.72% 14.80
              2009        5     10,851   3.66%            115,203   2.88% 10.62
              2010        2      3,060   1.03%             64,890   1.62% 21.21
              2011        2      3,465   1.17%             63,705   1.59% 18.39
              2013        4     20,070   6.76%            274,925   6.86% 13.70
              2014        7     48,388  16.31%            625,321  15.61% 12.92
              2015        2      4,087   1.38%             97,970   2.45% 23.97
              2016        1      5,504   1.85%                  -   0.00%     -
              2018        1      6,957   2.34%             50,004   1.25%  7.19
              2019        1      3,141   1.06%             42,000   1.05% 13.37
              2050        1          -   0.00%                  -   0.00%     -

                   ---------------------------         -------------------------
    Total Occupied       96    296,755 100.00%         $4,004,849 100.00%$13.50


    Total Vacant               123,835
                            -----------

    Total Square
     Feet                      420,590
                            ===========

Acadia Realty Trust [NYSE]
                    ------
                     AKR
--------------------------
QUARTERLY SUPPLEMENTAL DISCLOSURE
           September 30, 2005


                          Lease Expirations
                          -----------------

                   -------------------------------------------------------------------
                               Gross Leased Area             Annualized Base Rent
                            -----------------------         ---------------------
                   Number of                Percent                     PercentAverage
                    Leases       Square       of                          of     per
                   Expiring     Footage      Total             Amount    Total Sq. Ft.
                   -------------------------------------------------------------------
Fund I
  Total Tenant Expirations
        Month to Month   25     66,052   2.68%            $898,027   3.24%          $13.60
              2005        7     17,745   0.72%             159,487   0.57%            8.99
              2006       12    110,054   4.46%           1,050,680   3.79%            9.55
              2007       16     48,144   1.95%             755,273   2.72%           15.69
              2008       13     34,437   1.40%             509,601   1.84%           14.80
              2009       32  1,063,415  43.12%           8,877,607  32.00%            8.35
              2010        4     27,912   1.13%             451,265   1.63%           16.17
              2011        5     71,865   2.91%           1,620,262   5.84%           22.55
              2012        2     21,000   0.85%             275,835   0.99%           13.14
              2013        7    117,459   4.76%           2,035,964   7.34%           17.33
              2014        9     99,365   4.03%           1,493,747   5.39%           15.03
              2015        8    159,647   6.47%           3,037,714  10.95%           19.03
              2016        1      5,504   0.22%                   -   0.00%               -
              2017        3    124,555   5.05%           1,718,592   6.20%           13.80
              2018        3    284,957  11.55%           2,775,004  10.00%            9.74
              2019        1      3,141   0.13%              42,000   0.15%           13.37
              2021        2     66,237   2.69%             660,576   2.38%            9.97
              2022        1     59,159   2.40%             620,578   2.24%           10.49
              2024        1     70,400   2.85%             281,600   1.02%            4.00
              2050        1          -   0.00%                   -   0.00%               -
              2080        1     15,462   0.63%             475,000   1.71%           30.72
                   ---------------------------         ------------------------------------

    Total Occupied      154  2,466,510 100.00%         $27,738,812 100.00%          $11.25

    -----------------------------------

    Total Vacant               369,106
                            -----------

    Total Square
     Feet                    2,835,616
                            ===========

Acadia Realty Trust [NYSE]
                    ------
                     AKR
--------------------------
QUARTERLY SUPPLEMENTAL DISCLOSURE
           September 30, 2005


                          Lease Expirations
                          -----------------

                   -------------------------------------------------------------------
                               Gross Leased Area             Annualized Base Rent
                            -----------------------         ---------------------
                   Number of                Percent                     PercentAverage
                    Leases       Square       of                          of     per
                   Expiring     Footage      Total             Amount    Total Sq. Ft.
                   -------------------------------------------------------------------
Fund II
  Anchor Tenant Expirations

        Month to Month    1     60,773  16.30%           $972,368  24.64%           $16.00
              2006        1    137,334  36.84%         $2,334,682  59.15%           $17.00
              2007        1    174,703  46.86%            640,000  16.21%             3.66
                   ---------------------------         ------------------------------------
    Total Occupied        3    372,810 100.00%         $3,947,050 100.00%           $10.59

    Total Vacant                     -
                            -----------

    Total Square Feet          372,810
                            ===========


Fund II
  Shop Tenant Expirations
        Month to Month    8    165,723  36.77%           $864,914  21.35%            $5.22
              2005        1     16,000   3.55%            100,000   2.47%             6.25
              2006        4     38,468   8.54%            704,725  17.39%            18.32
              2007        8    204,834  45.44%          2,067,117  51.01%            10.09
              2009        3     17,414   3.86%            159,284   3.93%             9.15
              2010        2      7,012   1.56%            110,816   2.73%            15.80
              2013        1      1,254   0.28%             45,144   1.11%            36.00
                   ---------------------------         ------------------------------------
    Total Occupied       27    450,705 100.00%         $4,052,000 100.00%            $8.99

    Total Vacant                50,999
                            -----------

    Total Square
     Feet                      501,704
                            ===========

Fund II
  Total Tenant Expirations
        Month to Month    9    226,496  27.50%         $1,837,282  22.97%            $8.11
              2005        1     16,000   1.94%            100,000   1.25%             6.25
              2006        5    175,802  21.35%          3,039,407  38.00%            17.29
              2007        9    379,537  46.10%          2,707,117  33.84%             7.13
              2009        3     17,414   2.11%            159,284   1.99%             9.15
              2010        2      7,012   0.85%            110,816   1.39%            15.80
              2013        1      1,254   0.15%             45,144   0.56%            36.00
                   ---------------------------         ------------------------------------
    Total Occupied       30    823,515 100.00%         $7,999,050 100.00%            $9.71

    Total Vacant                50,999
                            -----------

    Total Square
     Feet                      874,514
                            ===========

Acadia Realty Trust [NYSE]
                    ------
                     AKR
--------------------------
QUARTERLY SUPPLEMENTAL DISCLOSURE
           September 30, 2005


                          Lease Expirations
                          -----------------

                   -------------------------------------------------------------------
                               Gross Leased Area             Annualized Base Rent
                            -----------------------         ---------------------
                   Number of                Percent                     PercentAverage
                    Leases       Square       of                          of     per
                   Expiring     Footage      Total             Amount    Total Sq. Ft.
                   -------------------------------------------------------------------

Crossroads (JV Property)
  Anchor Tenant Expirations

              2007        2     47,026  23.49%           $782,825  35.28% 16.65
              2009        1     25,000  12.49%            193,750   8.73%  7.75
              2012        2    113,155  56.53%            912,177  41.12%  8.06
              2018        1     15,000   7.49%            330,000  14.87% 22.00
                   ---------------------------         -------------------------
    Total Occupied        6    200,181 100.00%         $2,218,752 100.00%$11.08


    Total Vacant                     -
                            -----------

    Total Square Feet          200,181
                            ===========


  Shop Tenant Expirations

              2005        1      2,210   2.00%            $60,996   1.60%$27.60
              2006        4      7,240   6.55%            241,428   6.32% 33.35
              2007        4      4,912   4.45%            185,550   4.86% 37.77
              2008        9     31,460  28.50%          1,033,542  27.08% 32.85
              2009        7     22,318  20.20%            772,810  20.24% 34.63
              2011        2      4,070   3.68%            143,212   3.75% 35.19
              2012        2      5,250   4.75%            189,000   4.95% 36.00
              2014        4     19,941  18.05%            673,780  17.65% 33.79
              2017        1      6,600   5.97%            330,000   8.64% 50.00
              2022        1      6,462   5.85%            187,398   4.91% 29.00

                   ---------------------------         -------------------------
    Total Occupied       35    110,463 100.00%         $3,817,716 100.00%$34.56

    Total Vacant                     -
                            -----------

    Total Square
     Feet                      110,463
                            ===========


Crossroads (JV Property)
  Total Tenant Expirations

              2005        1      2,210   0.71%            $60,996   1.01% 27.60
              2006        4      7,240   2.33%            241,428   4.00% 33.35
              2007        6     51,938  16.72%            968,375  16.04% 18.64
              2008        9     31,460  10.13%          1,033,542  17.12% 32.85
              2009        8     47,318  15.23%            966,560  16.01% 20.43
              2011        2      4,070   1.31%            143,212   2.37% 35.19
              2012        4    118,405  38.12%          1,101,177  18.25%  9.30
              2014        4     19,941   6.42%            673,780  11.16% 33.79
              2017        1      6,600   2.12%            330,000   5.47% 50.00
              2018        1     15,000   4.83%            330,000   5.47% 22.00
              2022        1      6,462   2.08%            187,398   3.10% 29.00
                   ---------------------------         -------------------------
    Total Occupied       41    310,644 100.00%         $6,036,468 100.00%$19.43

    Total Vacant                     -
                            -----------

    Total Square Feet          310,644
                            ===========

Acadia Realty Trust [NYSE]
                    ------
                     AKR
--------------------------
QUARTERLY SUPPLEMENTAL DISCLOSURE
           September 30, 2005


                   Property Demographics (1)
                   -------------------------
                                                                         3-Mile Radius(2)
                                                                    ------------------------------------
                                        Trade    Total                              #
                                        Area     Base      Total     Total  HouseholdsMedian HH Avg. HH
Property / JV         City        State(Miles)   Rent       GLA       Pop.    ("HH")   Income    Income
 Ownership %
------------------------------------------------------------------- -------------------------------------
Brandywine Town CenterWilmington  DE
 & Mkt Sq./22.22%                           3 13,777,387   873,194   40,167    15,437  $81,275  $98,474
Elmwood Park Shopping Elmwood ParkNJ
 Ctr.                                       3  3,276,322   149,085  259,975    86,557  $51,206  $61,319
Abington Towne Center Abington    PA        3    924,459   216,355   93,360    36,608  $65,173  $80,281
Granville Center /    Columbus    OH
 22.22%                                     3    670,684   131,543  114,683    51,558  $46,830  $54,096
Hobson West Plaza     Naperville  IL        3  1,217,633    99,044   94,003    32,812  $96,226 $111,843
Methuen Shopping Ctr. Methuen     MA        5    828,772   130,238   91,936    33,202  $40,495  $50,182
Crossroads Shopping   White PlainsNY
 Ctr. / 49%                                 3  6,036,468   310,644  104,349    40,090  $76,635  $97,520
The Branch Plaza      Smithtown   NY        3  2,353,090   125,724   67,386    22,781  $86,500  $98,961
Village Commons       Smithtown   NY
 Shopping Ctr.                              3  2,135,008    87,306   67,862    22,859  $87,048  $99,163
Bloomfield Town SquareBloomfield  MI
                       Hills                5  2,279,964   217,266   62,541    24,356  $72,545 $102,892
Crescent Plaza        Brockton    MA        3  1,665,798   218,104   99,840    35,462  $45,142  $52,972
239 Greenwich Avenue  Greenwich   CT        5  1,286,069    16,834   66,867    25,228  $94,987 $147,352
Soundview Marketplace Port        NY
                       Washington           3  2,861,455   183,630   46,380    16,462 $113,631 $167,275
Town Line Plaza       Rocky Hill  CT        3  1,475,144   206,178   45,242    19,007  $74,547  $64,079
New Loudon Center     Latham      NY        5  1,710,117   255,826   41,508    16,246  $55,189  $65,561
Pacesetter Park       Pomona      NY
 Shopping Ctr.                              3  1,106,992    96,698   25,894     8,469  $88,331 $107,734
Mad River Station     Dayton      OH        5  1,520,371   155,739   59,585    26,299  $56,285  $67,437
Greenridge Plaza      Scranton    PA        3    955,473   191,755   88,472    37,357  $32,243  $41,495
Mark Plaza            EdwardsvillePA        5  1,051,524   210,689   89,240    38,696  $31,389  $39,511
Luzerne Street        Scranton    PA
 Shopping Ctr.                              3    242,748    58,089   66,687    27,708  $30,436  $39,697
Blackman Plaza        Wilkes-BarrePA        5    282,374   121,341   61,029    26,168  $30,784  $39,130
Sheffield Crossing /  Sheffield   OH
 22.22%                                     3  1,118,641   112,534   35,452    14,048  $45,762  $54,608
Amherst Marketplace / Amherst     OH
 22.22%                                     3    830,115    79,937   52,542    21,012  $44,259  $53,044
Sterling Heights      Sterling    MI
 Shopping Center /     Heights
 11.11%                                     3    422,154   153,782   97,175    35,730  $67,786  $74,409
Tarrytown Shopping    Tarrytown   NY
 Center / 11.11%                            3    750,716    38,895   35,238    13,328  $68,960  $98,836
Hitchcock Plaza / 20% Aiken       SC        5    472,986   234,338   25,419    10,547  $60,290  $71,076
Pine Log Plaza / 20%  Aiken       SC        5    134,402    35,064   25,419    10,547  $60,290  $71,076
Haygood Shopping      Virginia    VA
 Center / 11.11%       Beach                3    897,375   158,229   95,832    36,598  $52,790  $62,252
400 East Fordham Road The Bronx   NY
 / 18.32%                                   2    644,128   117,355  651,504   223,577  $33,414  $37,631
Sherman Avenue /      Manhattan   NY
 18.32%                                     2  1,337,368   134,773  529,999   176,116  $29,932  $40,762
Pelham Manor Shopping Westchester NY
 Plaza / 18.32%                             3  2,147,201   398,775  400,119   149,994  $47,713  $59,780
Walnut Hill Plaza     Woonsocket  RI        5  2,379,849   283,235   59,961    24,256  $41,751  $49,362
Ledgewood Mall        Ledgewood   NJ        5  4,387,287   517,012   34,631    12,915  $77,309  $88,598
Merrillville Plaza    Hobart      IN        5  2,467,475   235,605   18,924     7,566  $54,952  $62,686
The Gateway Shopping  So.         VT
 Ctr.                  Burlington           3  1,777,446   101,792   46,105    19,252  $43,524  $53,733
Marketplace of AbseconAbsecon     NJ        3  1,648,263   105,093   30,277    10,476  $51,028  $60,415
Pittston Plaza        Pittston    PA        3    590,735    79,494   40,640    17,537  $36,785  $45,214
Plaza 422             Lebanon     PA        3    444,020   155,026   44,416    18,047  $36,458  $43,830
Route 6 Plaza         Honesdale   PA        5  1,078,027   175,507    7,395     3,155  $32,818  $42,657
Bradford Towne Centre Towanda     PA       10  1,580,960   256,939    5,506     2,344  $38,141  $46,212
------------------------------------------------------------------- ------------------------------------
                                              72,767,000 7,428,667
                                              --------------------- ------------------------------------
                                                                     96,249    35,938  $59,386  $71,952
                                                                    ------------------------------------
                                                                     74,432    27,408  $65,313  $80,524
                                                                    ------------------------------------

                   Property Demographics (1)
                   -------------------------

------------------------------------------------------------------------  -------------------------------- ------------------------
                                               5-Mile Radius                       10-Mile Radius
                                   -------------------------------------  --------------------------------
                                      Total            Median    Avg. HH   Total          Median        Avg. HH
                                                     #    HH                            #    HH
Property / JV   City          State    Pop.       HH    Income   Income     Pop.     HH    Income  Income    County        MSA
 Ownership %
-----------------------------------------------------------------------------------------------------------------------------------
Brandywine Town Wilmington    DE                                                                           Bergen     Wilmington-
 Center & Mkt                                                                                                          Newark, DE
 Sq./22.22%                            116,835  47,059 $71,475  $91,032         -       -      $-      $-
Elmwood Park    Elmwood Park  NJ                                                                           Bergen     Bergen-
 Shopping Ctr.                         612,593 212,140 $56,661  $68,670         -       -       -       -              Passaic, NJ
Abington Towne  Abington      PA                                                                           Bucks      Philadelphia,
 Center                                306,979 120,242 $58,804  $71,480         -       -       -       -              PA
Granville CenterColumbus      OH                                                                           Franklin   Columbus, OH
 / 22.22%                              267,818 116,119 $52,178  $61,015         -       -       -       -
Hobson West     Naperville    IL                                                                           DuPage     Chicago, IL
 Plaza                                 264,472  93,258 $83,440  $96,333         -       -       -       -
Methuen ShoppingMethuen       MA                                                                           Essex      Boston, MA-NH
 Ctr.                                  198,133  73,801 $46,809  $56,761         -       -       -       -
Crossroads      White Plains  NY                                                                           WestchesterNew York, NY
 Shopping Ctr. /
 49%                                   203,088  74,810 $91,173 $122,507         -       -       -       -
The Branch PlazaSmithtown     NY                                                                           Suffolk    Nassau-
                                       198,575  64,367 $78,576  $90,006         -       -       -       -              Suffolk, NY
Village Commons Smithtown     NY                                                                           Suffolk    Nassau-
 Shopping Ctr.                         197,398  63,981 $79,019  $90,486         -       -       -       -              Suffolk, NY
Bloomfield Town Bloomfield    MI                                                                           Oakland    Detroit, MI
 Square          Hills                 166,366  63,987 $77,660 $106,428         -       -       -       -
Crescent Plaza  Brockton      MA       168,024  60,373 $50,116  $58,235         -       -       -       -  Plymouth   Boston, MA-NH
239 Greenwich   Greenwich     CT                                                                           Fairfield  New Haven-
 Avenue                                141,499  51,663 $92,448 $141,180         -       -       -       -              Meriden, CT
Soundview       Port          NY                                                                           Nassau     Nassau-
 Marketplace     Washington            143,395  52,155 $97,968 $139,340         -       -       -       -              Suffolk, NY
Town Line Plaza Rocky Hill    CT       151,760  60,763 $56,343  $66,119         -       -       -       -  Hartford   Hartford, CT
New Loudon      Latham        NY                                                                           Albany     Albany-
 Center                                                                                                                Schenectady-
                                       152,497  63,018 $46,569  $56,589         -       -       -       -              Troy, NY
Pacesetter Park Pomona        NY                                                                           Rockland   New York, NY
 Shopping Ctr.                         128,097  37,540 $71,637  $88,824         -       -       -       -
Mad River       Dayton        OH                                                                           Montgomery Dayton-
 Station                                                                                                               Springfield,
                                       130,304  55,583 $58,803  $72,512         -       -       -       -              OH
Greenridge PlazaScranton      PA                                                                           Lackawanna Scranton-
                                                                                                                       Wilkes
                                                                                                                       Barre-
                                       126,562  53,080 $34,803  $44,679         -       -       -       -              Hazelton, PA
Mark Plaza      Edwardsville  PA                                                                           Luzerne    Scranton-
                                                                                                                       Wilkes
                                                                                                                       Barre-
                                       124,722  53,562 $34,002  $42,614         -       -       -       -              Hazelton, PA
Luzerne Street  Scranton      PA                                                                           Lackawanna Scranton-
 Shopping Ctr.                                                                                                         Wilkes
                                                                                                                       Barre-
                                       120,838  50,392 $34,650  $44,561         -       -       -       -              Hazelton, PA
Blackman Plaza  Wilkes-Barre  PA                                                                           Luzerne    Scranton-
                                                                                                                       Wilkes
                                                                                                                       Barre-
                                       116,682  50,274 $33,089  $41,383         -       -       -       -              Hazelton, PA
Sheffield       Sheffield     OH                                                                           Lorain     Cleveland-
 Crossing /                                                                                                            Lorain-
 22.22%                                121,322  47,230 $45,775  $54,558         -       -       -       -              Elyria
Amherst         Amherst       OH                                                                           Lorain     Cleveland-
 Marketplace /                                                                                                         Lorain-
 22.22%                                 97,181  38,366 $40,461  $49,765         -       -       -       -              Elyria
Sterling HeightsSterling      MI                                                                                      Coordinates
 Shopping Center Heights                                                                                               42.5803,
 / 11.11%                              257,839 101,330 $64,903  $73,379         -       -       -       -              83.0298
Tarrytown       Tarrytown     NY                                                                                      Coordinates
 Shopping Center                                                                                                       41.0799,
 / 11.11%                              119,686  46,393 $76,834 $104,788         -       -       -       -              73.8640
Hitchcock Plaza Aiken         SC                                                                                      Coordinates
 / 20%                                                                                                                 33.5156,
                                        45,931  18,554 $49,878  $60,184    84,131  33,423  43,742  52,745              81.7311
Pine Log Plaza /Aiken         SC                                                                                      Coordinates
 20%                                                                                                                   33.5156,
                                        45,931  18,554 $49,878  $60,184    84,131  33,423  43,742  52,745              81.7311
Haygood ShoppingVirginia BeachVA                                                                                      Coordinates
 Center / 11.11%                                                                                                       36.8727,
                                       217,586  82,889 $52,974  $62,426         -       -       -       -              76.1350
400 East FordhamThe Bronx     NY                                                                           The Bronx  New York, NY
 Road / 18.32%                               -       -       -        -
Sherman Avenue /Manhattan     NY                                                                           Manhattan  New York, NY
 18.32%                                      -       -       -        -
Pelham Manor    Westchester   NY                                                                           WestchesterNew York, NY
 Shopping Plaza
 / 18.32%                            1,114,822 410,040 $44,052  $56,839
Walnut Hill     Woonsocket    RI                                                                           Providence Providence-
 Plaza                                                                                                                 Fall River,
                                        94,203  37,077 $48,793  $57,263         -       -       -       -              RI
Ledgewood Mall  Ledgewood     NJ       105,973  38,609 $75,159  $86,345   278,307 100,409 $84,897 $99,923  Morris     Newark, NJ
Merrillville    Hobart        IN                                                                           Lake       Gary, IN
 Plaza                                  84,180  31,820 $52,697  $60,610   344,569 130,349 $48,747 $57,323
The Gateway     So. BurlingtonVT                                                                           Chittenden Burlington,
 Shopping Ctr.                          68,034  27,816 $45,474  $56,025         -       -       -       -              VT
Marketplace of  Absecon       NJ                                                                           Atlantic   Atlantic
 Absecon                                                                                                               City-Cape
                                        68,488  23,943 $50,386  $59,385         -       -       -       -              May, NJ
Pittston Plaza  Pittston      PA                                                                           Luzerne    Scranton-
                                                                                                                       Wilkes
                                                                                                                       Barre-
                                        72,326  31,010 $38,049  $46,790         -       -       -       -              Hazelton, PA
Plaza 422       Lebanon       PA                                                                           Lebanon    Harrisburg-
                                                                                                                       Lebanon-
                                        61,325  24,358 $40,383  $48,126         -       -       -       -              Carlisle, PA
Route 6 Plaza   Honesdale     PA        11,704   4,849 $33,779  $43,036         -       -       -       -  Wayne               N/A
Bradford Towne  Towanda       PA                                                                           Bradford
 Centre                                  8,813   3,627 $38,371  $46,994    17,398   6,799 $38,245 $46,336                      N/A

                                   -------------------------------------  --------------------------------
                                       191,231  72,348 $56,210  $69,526   249,818  92,491 $76,260 $90,418
                                   -------------------------------------  --------------------------------
                                       172,097  63,140 $63,284  $78,967   250,003  92,104 $66,210 $78,179
                                   -------------------------------------  --------------------------------

Acadia Realty Trust [NYSE]
                    ------
                     AKR
--------------------------
QUARTERLY SUPPLEMENTAL DISCLOSURE
           September 30, 2005


                    Residential (Multi-family) Properties
-----------------------------------------------------------------------------

                                                                                                         %        %
                                                                                                       Occupied Occupied
                                  Property                                   Location  Square   Units SeptemberJune 30,
                                                                                         Feet          30, 2005   2005
------------------------------------------------------------------------------------------------------------------------
                                Mid-Atlantic
                               North Carolina
                               --------------
                             Village Apartments                         Winston Salem   578,606   600       95%      93%
                                  Mid-West
                                  Missouri
                                  --------
                  Gate House, Holiday House, Tiger Village,                   Columbia  628,891   874       98%      91%
                                                                                      ----------------------------------
                            Colony Apartments (1)

                                   Totals                                             1,207,497 1,474       97%      92%
                                                                                      ==================================


(1) As this property has tenants associated with the University of Missouri, occupancy trends are correlated to semester sessions



                                    Page 61